REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

CMFG Life Insurance Company and

Contract Owners of CMFG Variable Annuity Account

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the subaccounts of CMFG Variable Annuity Account (the “Account”) listed in Appendix A, as of December 31, 2021, the related statements of operations, the statements of changes in net assets, the financial highlights for each of the periods presented in Appendix A, and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts comprising the Account as of December 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the Account’s fund managers and when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

February 24, 2022

We have served as the auditor of CMFG Variable Annuity Account since 2004.

CMFG Variable Annuity Account	Appendix A

Subaccounts	Statements of Assets and Liabilities as of	Statements of Operations for the	Statements of Changes in Net Assets for the	Financial Highlights for the

BlackRock Global Allocation V.I. Fund, Class III, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Franklin Income VIP Fund, Class 4, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Templeton Developing Markets VIP Fund, Class 2, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Invesco V.I. Growth and Income Fund , Series II Shares, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Invesco V.I. Main Street Fund®, Service Shares, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

MFS® Strategic Income Portfolio, Initial Class, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

PIMCO Total Return Portfolio, Advisor Class, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

T. Rowe Price International Stock Portfolio, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Aggressive Allocation Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Aggressive Allocation Fund, Class II, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Core Bond Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Core Bond Fund, Class II, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Conservative Allocation Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Conservative Allocation Fund, Class II, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Diversified Income Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Diversified Income Fund, Class II, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Foundation Account, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Foundation Account, Class II, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series High Income Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Appendix A
CMFG Variable Annuity Account	(Continued)

Subaccounts	Statements of Assets and Liabilities as of	Statements of Operations for the	Statements of Changes in Net Assets for the	Financial Highlights for the

Ultra Series High Income Fund, Class II, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series International Stock Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series International Stock Fund, Class II, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Large Cap Growth Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Large Cap Growth Fund, Class II, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Large Cap Value Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Large Cap Value Fund, Class II, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Mid Cap Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Mid Cap Fund, Class II, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Moderate Allocation Fund, Class I, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Ultra Series Moderate Allocation Fund, Class II, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

Vanguard VIF Money Market Portfolio, Subaccount	December 31, 2021	Year Ended December 31, 2021	Two Years Ended December 31, 2021	Five Years Ended December 31, 2021

CMFG Variable Annuity Account
Statements of Assets and Liabilities
As of December 31, 2021

	BlackRock Global Allocation V.I. Fund, Class III, Subaccount	Franklin Income VIP Fund, Class 4, Subaccount	Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	Templeton Developing Markets VIP Fund, Class 2, Subaccount

Assets
Investments in mutual funds at fair value	$12,776,103	$8,673,936	$5,019,696	$637,665
Total assets	12,776,103	8,673,936	5,019,696	637,665

Liabilities	-	-	-	-
Net assets	$12,776,103	$8,673,936	$5,019,696	$637,665

Net assets
Contracts in accumulation period	$12,737,638	$8,653,485	$5,000,766	$636,520
Contracts in annuitization period (note 2)	38,465	20,451	18,930	1,145
Total net assets	$12,776,103	$8,673,936	$5,019,696	$637,665
Number of shares outstanding	888,463	503,421	249,488	59,762
Net asset value per share	$14.38	$17.23	$20.12	$10.67
Cost of mutual fund shares	$12,921,985	$7,544,917	$4,727,056	$487,752

	Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares, Subaccount

Assets
Investments in mutual funds at fair value	$4,679,369	$10,703,801	$25,900,908	$6,202,203
Total assets	4,679,369	10,703,801	25,900,908	6,202,203

Liabilities	-	-	-	-
Net assets	$4,679,369	$10,703,801	$25,900,908	$6,202,203

Net assets
Contracts in accumulation period	$4,669,366	$10,698,952	$25,820,403	$6,194,650
Contracts in annuitization period (note 2)	10,003	4,849	80,505	7,553
Total net assets	$4,679,369	$10,703,801	$25,900,908	$6,202,203
Number of shares outstanding	266,935	941,407	1,094,713	59,775
Net asset value per share	$17.53	$11.37	$23.66	$103.76
Cost of mutual fund shares	$3,644,765	$11,178,516	$20,098,937	$4,283,885

See accompanying notes to financial statements

CMFG Variable Annuity Account
Statements of Assets and Liabilities (continued)
As of December 31, 2021

	Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount	Invesco V.I. Main Street Fund®, Service Shares, Subaccount

Assets
Investments in mutual funds at fair value	$274,426	$12,223,177	$6,485,609	$14,091,139
Total assets	274,426	12,223,177	6,485,609	14,091,139

Liabilities	-	-	-	-
Net assets	$274,426	$12,223,177	$6,485,609	$14,091,139

Net assets
Contracts in accumulation period	$273,583	$12,191,975	$6,462,540	$14,071,064
Contracts in annuitization period (note 2)	843	31,202	23,069	20,075
Total net assets	$274,426	$12,223,177	$6,485,609	$14,091,139
Number of shares outstanding	61,669	3,994,502	210,367	399,409
Net asset value per share	$4.45	$3.06	$30.83	$35.28
Cost of mutual fund shares	$327,782	$8,382,566	$4,328,200	$9,955,804

	MFS® Strategic Income Portfolio, Initial Class, Subaccount	PIMCO Commodity RealReturn® Strategy Portfolio, Advisor Class, Subaccount	PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	PIMCO Total Return Portfolio, Advisor Class, Subaccount

Assets
Investments in mutual funds at fair value	$495,819	$6,174,984	$11,433,156	$23,969,666
Total assets	495,819	6,174,984	11,433,156	23,969,666

Liabilities	-	-	-	-
Net assets	$495,819	$6,174,984	$11,433,156	$23,969,666

Net assets
Contracts in accumulation period	$493,947	$6,160,629	$11,404,161	$23,872,996
Contracts in annuitization period (note 2)	1,872	14,355	28,995	96,670
Total net assets	$495,819	$6,174,984	$11,433,156	$23,969,666
Number of shares outstanding	50,542	787,625	1,045,078	2,227,664
Net asset value per share	$9.81	$7.84	$10.94	$10.76
Cost of mutual fund shares	$503,969	$8,118,856	$13,108,529	$24,698,116

See accompanying notes to financial statements

CMFG Variable Annuity Account
Statements of Assets and Liabilities (continued)
As of December 31, 2021

	T. Rowe Price International Stock Portfolio, Subaccount	Ultra Series Aggressive Allocation Fund, Class I, Subaccount	Ultra Series Aggressive Allocation Fund, Class II, Subaccount	Ultra Series Core Bond Fund, Class I, Subaccount

Assets
Investments in mutual funds at fair value	$3,950,764	$5,990,670	$799,247	$38,371,872
Total assets	3,950,764	5,990,670	799,247	38,371,872

Liabilities	-	-	-	-
Net assets	$3,950,764	$5,990,670	$799,247	$38,371,872

Net assets
Contracts in accumulation period	$3,905,537	$5,940,264	$799,247	$38,134,706
Contracts in annuitization period (note 2)	45,227	50,406	-	237,166
Total net assets	$3,950,764	$5,990,670	$799,247	$38,371,872
Number of shares outstanding	246,769	659,439	88,221	3,937,798
Net asset value per share	$16.01	$9.08	$9.06	$9.74
Cost of mutual fund shares	$3,459,293	$6,149,426	$796,514	$40,163,627

	Ultra Series Core Bond Fund, Class II, Subaccount	Ultra Series Conservative Allocation Fund, Class I, Subaccount	Ultra Series Conservative Allocation Fund, Class II, Subaccount	Ultra Series Diversified Income Fund, Class I, Subaccount

Assets
Investments in mutual funds at fair value	$9,091,361	$35,334,417	$17,372,555	$94,408,834
Total assets	9,091,361	35,334,417	17,372,555	94,408,834

Liabilities	-	-	-	-
Net assets	$9,091,361	$35,334,417	$17,372,555	$94,408,834

Net assets
Contracts in accumulation period	$9,054,669	$35,135,374	$17,372,555	$93,106,978
Contracts in annuitization period (note 2)	36,692	199,043	-	1,301,856
Total net assets	$9,091,361	$35,334,417	$17,372,555	$94,408,834
Number of shares outstanding	938,463	3,399,174	1,666,528	4,805,377
Net asset value per share	$9.69	$10.40	$10.42	$19.65
Cost of mutual fund shares	$9,516,931	$34,207,587	$16,636,039	$89,101,186

See accompanying notes to financial statements

CMFG Variable Annuity Account
Statements of Assets and Liabilities (continued)
As of December 31, 2021

	Ultra Series Diversified Income Fund, Class II, Subaccount	Ultra Series Foundation Account, Class I, Subaccount	Ultra Series Foundation Account, Class II, Subaccount	Ultra Series High Income Fund, Class I, Subaccount

Assets
Investments in mutual funds at fair value	$29,739,081	$311,851	$10,287,687	$12,117,570
Total assets	29,739,081	311,851	10,287,687	12,117,570

Liabilities	-	-	-	-
Net assets	$29,739,081	$311,851	$10,287,687	$12,117,570

Net assets
Contracts in accumulation period	$29,739,081	$311,851	$10,287,687	$12,010,760
Contracts in annuitization period (note 2)	-	-	-	106,810
Total net assets	$29,739,081	$311,851	$10,287,687	$12,117,570
Number of shares outstanding	1,533,772	32,003	1,061,955	1,473,440
Net asset value per share	$19.39	$9.74	$9.69	$8.22
Cost of mutual fund shares	$28,118,610	$328,206	$10,966,402	$13,348,877

	Ultra Series High Income Fund, Class II, Subaccount	Ultra Series International Stock Fund, Class I, Subaccount	Ultra Series International Stock Fund, Class II, Subaccount	Ultra Series Large Cap Growth Fund, Class I, Subaccount

Assets
Investments in mutual funds at fair value	$3,402,967	$16,655,199	$7,125,626	$70,794,178
Total assets	3,402,967	16,655,199	7,125,626	70,794,178

Liabilities	-	-	-	-
Net assets	$3,402,967	$16,655,199	$7,125,626	$70,794,178

Net assets
Contracts in accumulation period	$3,400,613	$16,559,245	$7,103,980	$70,314,536
Contracts in annuitization period (note 2)	2,354	95,954	21,646	479,642
Total net assets	$3,402,967	$16,655,199	$7,125,626	$70,794,178
Number of shares outstanding	413,876	1,437,466	619,830	3,022,705
Net asset value per share	$8.22	$11.59	$11.50	$23.42
Cost of mutual fund shares	$3,694,612	$15,765,776	$6,229,580	$63,710,108

See accompanying notes to financial statements

CMFG Variable Annuity Account
Statements of Assets and Liabilities (continued)
As of December 31, 2021

	Ultra Series Large Cap Growth Fund, Class II, Subaccount	Ultra Series Large Cap Value Fund, Class I, Subaccount	Ultra Series Large Cap Value Fund, Class II, Subaccount	Ultra Series Mid Cap Fund, Class I, Subaccount

Assets
Investments in mutual funds at fair value	$14,666,843	$77,270,793	$3,127,903	$69,286,721
Total assets	14,666,843	77,270,793	3,127,903	69,286,721

Liabilities	-	-	-	-
Net assets	$14,666,843	$77,270,793	$3,127,903	$69,286,721

Net assets
Contracts in accumulation period	$14,622,392	$76,560,474	$3,126,177	$68,980,194
Contracts in annuitization period (note 2)	44,451	710,319	1,726	306,527
Total net assets	$14,666,843	$77,270,793	$3,127,903	$69,286,721
Number of shares outstanding	645,170	2,826,849	116,390	3,465,757
Net asset value per share	$22.73	$27.33	$26.87	$19.99
Cost of mutual fund shares	$13,499,430	$76,673,944	$2,923,351	$58,090,653

	Ultra Series Mid Cap Fund, Class II, Subaccount	Ultra Series Moderate Allocation Fund, Class I, Subaccount	Ultra Series Moderate Allocation Fund, Class II, Subaccount	Vanguard VIF Money Market Portfolio, Subaccount

Assets
Investments in mutual funds at fair value	$6,487,472	$68,864,674	$16,165,858	$17,506,291
Total assets	6,487,472	68,864,674	16,165,858	17,506,291

Liabilities	-	-	-	-
Net assets	$6,487,472	$68,864,674	$16,165,858	$17,506,291

Net assets
Contracts in accumulation period	$6,458,866	$68,252,911	$16,165,858	$17,442,057
Contracts in annuitization period (note 2)	28,606	611,763	-	64,234
Total net assets	$6,487,472	$68,864,674	$16,165,858	$17,506,291
Number of shares outstanding	340,734	6,691,153	1,568,283	17,506,291
Net asset value per share	$19.04	$10.29	$10.31	$1.00
Cost of mutual fund shares	$5,474,659	$68,183,569	$15,442,187	$17,506,291

See accompanying notes to financial statements

CMFG Variable Annuity Account
Statements of Operations
For the Period Ended December 31, 2021

	BlackRock Global Allocation V.I. Fund, Class III, Subaccount	Franklin Income VIP Fund, Class 4, Subaccount	Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	Templeton Developing Markets VIP Fund, Class 2, Subaccount

Investment income (loss)
Dividend income	$109,242	$390,461	$128,020	$6,260
Mortality and expense charges (note 3)	(159,868)	(100,307)	(62,536)	(8,883)
Administrative charges	(23,044)	(12,321)	(8,608)	(1,066)
Net investment income (loss)	(73,670)	277,833	56,876	(3,689)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	501,547	150,743	49,347	17,753
Realized gain distributions	2,132,550	-	-	14,347
Net realized gain (loss) on investments	2,634,097	150,743	49,347	32,100

Net change in unrealized appreciation (depreciation) on investments	(1,819,019)	801,022	783,901	(74,675)

Net increase (decrease) in net assets resulting from operations	$741,408	$1,229,598	$890,124	$(46,264)

	Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares, Subaccount

Investment income (loss)
Dividend income	$116,961	$244,047	$345,476	$-
Mortality and expense charges (note 3)	(53,126)	(124,692)	(318,972)	(75,539)
Administrative charges	(8,281)	(21,508)	(51,374)	(12,495)
Net investment income (loss)	55,554	97,847	(24,870)	(88,034)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	149,365	(27,088)	1,554,063	693,711
Realized gain distributions	-	-	-	718,680
Net realized gain (loss) on investments	149,365	(27,088)	1,554,063	1,412,391

Net change in unrealized appreciation (depreciation) on investments	779,479	(485,383)	5,116,284	(277,357)

Net increase (decrease) in net assets resulting from operations	$984,398	$(414,624)	$6,645,477	$1,047,000

See accompanying notes to financial statements

CMFG Variable Annuity Account
Statements of Operations (continued)
For the Period Ended December 31, 2021

	Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount	Invesco V.I. Main Street Fund®, Service Shares, Subaccount

Investment income (loss)
Dividend income	$13,197	$-	$12,026	$70,705
Mortality and expense charges (note 3)	(3,586)	(151,774)	(83,662)	(166,296)
Administrative charges	(429)	(24,074)	(13,122)	(27,081)
Net investment income (loss)	9,182	(175,848)	(84,758)	(122,672)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(3,229)	1,258,014	990,022	996,949
Realized gain distributions	-	1,103,405	420,503	803,817
Net realized gain (loss) on investments	(3,229)	2,361,419	1,410,525	1,800,766

Net change in unrealized appreciation (depreciation) on investments	(20,259)	(1,058,283)	96,396	1,609,533

Net increase (decrease) in net assets resulting from operations	$(14,306)	$1,127,288	$1,422,163	$3,287,627

	MFS® Strategic Income Portfolio, Initial Class, Subaccount	PIMCO Commodity RealReturn® Strategy Portfolio, Advisor Class, Subaccount	PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	PIMCO Total Return Portfolio, Advisor Class, Subaccount

Investment income (loss)
Dividend income	$15,883	$258,188	$586,369	$420,615
Mortality and expense charges (note 3)	(6,505)	(75,277)	(137,806)	(281,155)
Administrative charges	(781)	(11,722)	(21,666)	(39,913)
Net investment income (loss)	8,597	171,189	426,897	99,547

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	1,317	(964,259)	(177,420)	(10,180)
Realized gain distributions	20,618	-	184,851	1,054,562
Net realized gain (loss) on investments	21,935	(964,259)	7,431	1,044,382

Net change in unrealized appreciation (depreciation) on investments	(35,333)	2,596,763	(1,109,984)	(1,800,858)

Net increase (decrease) in net assets resulting from operations	$(4,801)	$1,803,693	$(675,656)	$(656,929)

See accompanying notes to financial statements

CMFG Variable Annuity Account
Statements of Operations (continued)
For the Period Ended December 31, 2021

	T. Rowe Price International Stock Portfolio, Subaccount	Ultra Series Aggressive Allocation Fund, Class I, Subaccount	Ultra Series Aggressive Allocation Fund, Class II, Subaccount	Ultra Series Core Bond Fund, Class I, Subaccount

Investment income (loss)
Dividend income	$24,093	$159,542	$19,380	$900,779
Mortality and expense charges (note 3)	(53,858)	(72,857)	(9,785)	(463,414)
Administrative charges	(6,464)	(4,928)	(1,276)	(39,426)
Net investment income (loss)	(36,229)	81,757	8,319	397,939

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	120,752	(18,020)	(1,600)	(72,645)
Realized gain distributions	266,166	192,130	25,759	601,927
Net realized gain (loss) on investments	386,918	174,110	24,159	529,282

Net change in unrealized appreciation (depreciation) on investments	(337,294)	269,076	39,442	(2,085,913)

Net increase (decrease) in net assets resulting from operations	$13,395	$524,943	$71,920	$(1,158,692)

	Ultra Series Core Bond Fund, Class II, Subaccount	Ultra Series Conservative Allocation Fund, Class I, Subaccount	Ultra Series Conservative Allocation Fund, Class II, Subaccount	Ultra Series Diversified Income Fund, Class I, Subaccount

Investment income (loss)
Dividend income	$201,608	$693,839	$297,761	$1,665,260
Mortality and expense charges (note 3)	(108,011)	(427,238)	(212,911)	(1,103,269)
Administrative charges	(18,549)	(49,704)	(30,192)	(76,328)
Net investment income (loss)	75,048	216,897	54,658	485,663

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	(28,926)	259,727	176,407	1,301,133
Realized gain distributions	142,553	319,728	157,198	9,987,990
Net realized gain (loss) on investments	113,627	579,455	333,605	11,289,123

Net change in unrealized appreciation (depreciation) on investments	(498,778)	10,780	(24,773)	29,912

Net increase (decrease) in net assets resulting from operations	$(310,103)	$807,132	$363,490	$11,804,698

See accompanying notes to financial statements

CMFG Variable Annuity Account
Statements of Operations (continued)
For the Period Ended December 31, 2021

	Ultra Series Diversified Income Fund, Class II, Subaccount	Ultra Series Foundation Account, Class I, Subaccount	Ultra Series Foundation Account, Class II, Subaccount	Ultra Series High Income Fund, Class I, Subaccount

Investment income (loss)
Dividend income	$493,507	$7,350	$239,527	$520,981
Mortality and expense charges (note 3)	(340,136)	(3,655)	(141,521)	(145,124)
Administrative charges	(57,495)	(477)	(21,059)	(10,097)
Net investment income (loss)	95,876	3,218	76,947	365,760

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	436,427	(332)	(114,843)	(148,259)
Realized gain distributions	3,190,276	4,907	169,725	-
Net realized gain (loss) on investments	3,626,703	4,575	54,882	(148,259)

Net change in unrealized appreciation (depreciation) on investments	(78,834)	(17,084)	(545,711)	154,133

Net increase (decrease) in net assets resulting from operations	$3,643,745	$(9,291)	$(413,882)	$371,634

	Ultra Series High Income Fund, Class II, Subaccount	Ultra Series International Stock Fund, Class I, Subaccount	Ultra Series International Stock Fund, Class II, Subaccount	Ultra Series Large Cap Growth Fund, Class I, Subaccount

Investment income (loss)
Dividend income	$141,047	$159,656	$59,327	$233,040
Mortality and expense charges (note 3)	(40,350)	(207,390)	(89,930)	(818,922)
Administrative charges	(6,788)	(16,265)	(15,104)	(68,734)
Net investment income (loss)	93,909	(63,999)	(45,707)	(654,616)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(39,481)	377,592	393,898	962,141
Realized gain distributions	-	1,045,104	447,427	6,682,552
Net realized gain (loss) on investments	(39,481)	1,422,696	841,325	7,644,693

Net change in unrealized appreciation (depreciation) on investments	36,580	(1,802,920)	(1,007,196)	6,245,342

Net increase (decrease) in net assets resulting from operations	$91,008	$(444,223)	$(211,578)	$13,235,419

See accompanying notes to financial statements

9

CMFG Variable Annuity Account
Statements of Operations (continued)
For the Period Ended December 31, 2021

	Ultra Series Large Cap Growth Fund, Class II, Subaccount	Ultra Series Large Cap Value Fund, Class I, Subaccount	Ultra Series Large Cap Value Fund, Class II, Subaccount	Ultra Series Mid Cap Fund, Class I, Subaccount

Investment income (loss)
Dividend income	$30,822	$1,339,516	$51,869	$-
Mortality and expense charges (note 3)	(173,790)	(900,061)	(37,421)	(775,349)
Administrative charges	(29,445)	(76,721)	(6,637)	(54,957)
Net investment income (loss)	(172,413)	362,734	7,811	(830,306)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	335,259	(493,084)	17,542	1,598,884
Realized gain distributions	1,439,261	1,973,125	82,249	8,236,899
Net realized gain (loss) on investments	1,774,520	1,480,041	99,791	9,835,783

Net change in unrealized appreciation (depreciation) on investments	1,288,290	12,308,678	505,949	5,561,437

Net increase (decrease) in net assets resulting from operations	$2,890,397	$14,151,453	$613,551	$14,566,914

	Ultra Series Mid Cap Fund, Class II, Subaccount	Ultra Series Moderate Allocation Fund, Class I, Subaccount	Ultra Series Moderate Allocation Fund, Class II, Subaccount	Vanguard VIF Money Market Portfolio, Subaccount

Investment income (loss)
Dividend income	$-	$1,639,225	$344,785	$1,947
Mortality and expense charges (note 3)	(76,248)	(856,860)	(194,899)	(226,399)
Administrative charges	(12,633)	(104,829)	(30,151)	(28,124)
Net investment income (loss)	(88,881)	677,536	119,735	(252,576)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	354,569	449,231	222,025	-
Realized gain distributions	817,307	1,794,470	421,718	1,135
Net realized gain (loss) on investments	1,171,876	2,243,701	643,743	1,135

Net change in unrealized appreciation (depreciation) on investments	365,230	1,424,368	178,930	-

Net increase (decrease) in net assets resulting from operations	$1,448,225	$4,345,605	$942,408	$(251,441)

See accompanying notes to financial statements

10

CMFG Variable Annuity Account
Statements of Changes in Net Assets
For the Years Ended December 31,

	BlackRock
	Global Allocation V.I.		Franklin Income VIP
	Fund, Class III, Subaccount		Fund, Class 4, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$(73,670)	$(17,600)	$277,833	$372,122
Net realized gain (loss) on investments	2,634,097	973,933	150,743	(34,802)
Net change in unrealized appreciation (depreciation) on investments	(1,819,019)	1,513,674	801,022	(513,479)
Net increase (decrease) in net assets resulting from operations	741,408	2,470,007	1,229,598	(176,159)

Contract transactions
Payments received from contract owners	2,100	65,524	38,046	44,238
Transfers between subaccounts (including fixed accounts), net	358,318	(222,805)	265,344	(136,189)
Payment for contract benefits and terminations	(2,941,505)	(2,422,350)	(1,354,987)	(1,205,965)
Contract charges and fees	(162,734)	(188,229)	(39,204)	(39,755)
Adjustments to net assets allocated to contracts in payout period	563	-	(1,673)	970
Net increase (decrease) in net assets from contract transactions	(2,743,258)	(2,767,860)	(1,092,474)	(1,336,701)
Total increase (decrease) in net assets	(2,001,850)	(297,853)	137,124	(1,512,860)

Net assets
Beginning of period	14,777,953	15,075,806	8,536,812	10,049,672
End of period	$12,776,103	$14,777,953	$8,673,936	$8,536,812

	Franklin Mutual		Templeton
	Global Discovery VIP		Developing Markets VIP
	Fund, Class 4, Subaccount		Fund, Class 2, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$56,876	$44,755	$(3,689)	$16,325
Net realized gain (loss) on investments	49,347	(132,640)	32,100	21,842
Net change in unrealized appreciation (depreciation) on investments	783,901	(302,241)	(74,675)	57,443
Net increase (decrease) in net assets resulting from operations	890,124	(390,126)	(46,264)	95,610

Contract transactions
Payments received from contract owners	36,167	21,919	-	-
Transfers between subaccounts (including fixed accounts), net	(198,286)	169,734	(375)	389
Payment for contract benefits and terminations	(1,046,172)	(768,474)	(42,626)	(26,837)
Contract charges and fees	(34,612)	(34,768)	(178)	(233)
Adjustments to net assets allocated to contracts in payout period	(1,726)	854	26	116
Net increase (decrease) in net assets from contract transactions	(1,244,629)	(610,735)	(43,153)	(26,565)
Total increase (decrease) in net assets	(354,505)	(1,000,861)	(89,417)	69,045

Net assets
Beginning of period	5,374,201	6,375,062	727,082	658,037
End of period	$5,019,696	$5,374,201	$637,665	$727,082

See accompanying notes to financial statements

11

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Invesco V.I.		Invesco V.I.
	Global Real Estate Fund,		Government Securities Fund,
	Series II Shares, Subaccount		Series II Shares, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$55,554	$145,350	$97,847	$90,519
Net realized gain (loss) on investments	149,365	189,711	(27,088)	5,163
Net change in unrealized appreciation (depreciation) on investments	779,479	(1,012,249)	(485,383)	436,513
Net increase (decrease) in net assets resulting from operations	984,398	(677,188)	(414,624)	532,195

Contract transactions
Payments received from contract owners	36,292	8,608	102,724	25,710
Transfers between subaccounts (including fixed accounts), net	116,944	451,462	2,088,009	(292,641)
Payment for contract benefits and terminations	(814,395)	(615,772)	(1,822,621)	(1,304,512)
Contract charges and fees	(33,707)	(33,760)	(117,048)	(129,843)
Adjustments to net assets allocated to contracts in payout period	(1,404)	706	(326)	(393)
Net increase (decrease) in net assets from contract transactions	(696,270)	(188,756)	250,738	(1,701,679)
Total increase (decrease) in net assets	288,128	(865,944)	(163,886)	(1,169,484)

Net assets
Beginning of period	4,391,241	5,257,185	10,867,687	12,037,171
End of period	$4,679,369	$4,391,241	$10,703,801	$10,867,687

	Invesco V.I.		Invesco V.I.
	Growth and Income Fund,		Discovery Mid Cap Growth Fund,
	Series II Shares, Subaccount		Series II Shares, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$(24,870)	$166,561	$(88,034)	$(84,201)
Net realized gain (loss) on investments	1,554,063	93,524	1,412,391	1,290,834
Net change in unrealized appreciation (depreciation) on investments	5,116,284	(131,290)	(277,357)	838,635
Net increase (decrease) in net assets resulting from operations	6,645,477	128,795	1,047,000	2,045,268

Contract transactions
Payments received from contract owners	176,952	57,453	44,993	13,302
Transfers between subaccounts (including fixed accounts), net	(3,374,777)	1,783,122	(531,696)	(968,194)
Payment for contract benefits and terminations	(4,948,018)	(3,579,590)	(1,135,888)	(860,838)
Contract charges and fees	(205,550)	(189,022)	(40,605)	(40,865)
Adjustments to net assets allocated to contracts in payout period	(1,887)	4,726	50	45
Net increase (decrease) in net assets from contract transactions	(8,353,280)	(1,923,311)	(1,663,146)	(1,856,550)
Total increase (decrease) in net assets	(1,707,803)	(1,794,516)	(616,146)	188,718

Net assets
Beginning of period	27,608,711	29,403,227	6,818,349	6,629,631
End of period	$25,900,908	$27,608,711	$6,202,203	$6,818,349

See accompanying notes to financial statements

12

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Invesco V.I.		Invesco Oppenheimer V.I.
	Global Strategic Income Fund,		International Growth Fund,
	Non-Service Shares, Subaccount		Service Shares, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$9,182	$12,987	$(175,848)	$(92,662)
Net realized gain (loss) on investments	(3,229)	(4,453)	2,361,419	908,967
Net change in unrealized appreciation (depreciation) on investments	(20,259)	(3,906)	(1,058,283)	1,430,105
Net increase (decrease) in net assets resulting from operations	(14,306)	4,628	1,127,288	2,246,410

Contract transactions
Payments received from contract owners	-	-	108,126	34,905
Transfers between subaccounts (including fixed accounts), net	(609)	(1,006)	(505,301)	(1,067,972)
Payment for contract benefits and terminations	(17,255)	(25,854)	(2,282,954)	(1,768,247)
Contract charges and fees	(92)	(108)	(97,075)	(96,900)
Adjustments to net assets allocated to contracts in payout period	94	83	352	1,961
Net increase (decrease) in net assets from contract transactions	(17,862)	(26,885)	(2,776,852)	(2,896,253)
Total increase (decrease) in net assets	(32,168)	(22,257)	(1,649,564)	(649,843)

Net assets
Beginning of period	306,594	328,851	13,872,741	14,522,584
End of period	$274,426	$306,594	$12,223,177	$13,872,741

	Invesco V.I.		Invesco V.I.
	Main Street Small Cap Fund®,		Main Street Fund®,
	Service Shares, Subaccount		Service Shares, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$(84,758)	$(61,265)	$(122,672)	$(28,299)
Net realized gain (loss) on investments	1,410,525	241,995	1,800,766	1,710,012
Net change in unrealized appreciation (depreciation) on investments	96,396	949,606	1,609,533	(247,256)
Net increase (decrease) in net assets resulting from operations	1,422,163	1,130,336	3,287,627	1,434,457

Contract transactions
Payments received from contract owners	65,946	29,518	102,316	28,461
Transfers between subaccounts (including fixed accounts), net	(1,020,074)	(32,287)	(753,809)	(879,888)
Payment for contract benefits and terminations	(1,317,341)	(950,316)	(2,434,073)	(1,688,186)
Contract charges and fees	(46,573)	(44,460)	(85,926)	(83,190)
Adjustments to net assets allocated to contracts in payout period	372	1,206	(8)	108
Net increase (decrease) in net assets from contract transactions	(2,317,670)	(996,339)	(3,171,500)	(2,622,695)
Total increase (decrease) in net assets	(895,507)	133,997	116,127	(1,188,238)

Net assets
Beginning of period	7,381,116	7,247,119	13,975,012	15,163,250
End of period	$6,485,609	$7,381,116	$14,091,139	$13,975,012

See accompanying notes to financial statements

13

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	MFS®		PIMCO Commodity
	Strategic Income Portfolio,		RealReturn® Strategy Portfolio,
	Initial Class, Subaccount		Advisor Class, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$8,597	$11,880	$171,189	$279,028
Net realized gain (loss) on investments	21,935	873	(964,259)	(764,018)
Net change in unrealized appreciation (depreciation) on investments	(35,333)	26,751	2,596,763	481,429
Net increase (decrease) in net assets resulting from operations	(4,801)	39,504	1,803,693	(3,561)

Contract transactions
Payments received from contract owners	-	-	107,452	11,143
Transfers between subaccounts (including fixed accounts), net	242	90	(917,616)	533,146
Payment for contract benefits and terminations	(38,685)	(80,124)	(1,150,881)	(817,649)
Contract charges and fees	(126)	(160)	(47,962)	(43,530)
Adjustments to net assets allocated to contracts in payout period	45	32	209	1,161
Net increase (decrease) in net assets from contract transactions	(38,524)	(80,162)	(2,008,798)	(315,729)
Total increase (decrease) in net assets	(43,325)	(40,658)	(205,105)	(319,290)

Net assets
Beginning of period	539,144	579,802	6,380,089	6,699,379
End of period	$495,819	$539,144	$6,174,984	$6,380,089

	PIMCO Global Bond		PIMCO
	Opportunities Portfolio (Unhedged),		Total Return Portfolio,
	Advisor Class, Subaccount		Advisor Class, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$426,897	$138,174	$99,547	$195,806
Net realized gain (loss) on investments	7,431	(313,727)	1,044,382	458,112
Net change in unrealized appreciation (depreciation) on investments	(1,109,984)	1,198,878	(1,800,858)	1,241,656
Net increase (decrease) in net assets resulting from operations	(675,656)	1,023,325	(656,929)	1,895,574

Contract transactions
Payments received from contract owners	81,117	20,082	207,605	55,884
Transfers between subaccounts (including fixed accounts), net	1,525,455	(345,362)	3,597,028	(1,301,259)
Payment for contract benefits and terminations	(2,301,387)	(1,804,836)	(4,514,446)	(4,082,519)
Contract charges and fees	(99,605)	(98,454)	(166,904)	(173,991)
Adjustments to net assets allocated to contracts in payout period	(26)	1,028	(460)	337
Net increase (decrease) in net assets from contract transactions	(794,446)	(2,227,542)	(877,177)	(5,501,548)
Total increase (decrease) in net assets	(1,470,102)	(1,204,217)	(1,534,106)	(3,605,974)

Net assets
Beginning of period	12,903,258	14,107,475	25,503,772	29,109,746
End of period	$11,433,156	$12,903,258	$23,969,666	$25,503,772

See accompanying notes to financial statements

14

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	T. Rowe Price		Ultra Series
	International Stock		Aggressive Allocation
	Portfolio, Subaccount		Fund, Class I, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$(36,229)	$(33,012)	$81,757	$456
Net realized gain (loss) on investments	386,918	218,572	174,110	617,384
Net change in unrealized appreciation (depreciation) on investments	(337,294)	310,548	269,076	(131,609)
Net increase (decrease) in net assets resulting from operations	13,395	496,108	524,943	486,231

Contract transactions
Payments received from contract owners	-	-	39,186	3,635
Transfers between subaccounts (including fixed accounts), net	(6,819)	(56,604)	(8,408)	(902,815)
Payment for contract benefits and terminations	(482,013)	(330,505)	(980,977)	(930,195)
Contract charges and fees	(1,505)	(1,517)	(3,929)	(3,265)
Adjustments to net assets allocated to contracts in payout period	(275)	(803)	4,319	3,500
Net increase (decrease) in net assets from contract transactions	(490,612)	(389,429)	(949,809)	(1,829,140)
Total increase (decrease) in net assets	(477,217)	106,679	(424,866)	(1,342,909)

Net assets
Beginning of period	4,427,981	4,321,302	6,415,536	7,758,445
End of period	$3,950,764	$4,427,981	$5,990,670	$6,415,536

	Ultra Series		Ultra Series
	Aggressive Allocation		Core Bond Fund,
	Fund, Class II, Subaccount		Class I, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$8,319	$(3,859)	$397,939	$549,092
Net realized gain (loss) on investments	24,159	73,336	529,282	888,282
Net change in unrealized appreciation (depreciation) on investments	39,442	(23,892)	(2,085,913)	1,870,810
Net increase (decrease) in net assets resulting from operations	71,920	45,585	(1,158,692)	3,308,184

Contract transactions
Payments received from contract owners	-	-	138,427	158,513
Transfers between subaccounts (including fixed accounts), net	(44,000)	(103,445)	2,831,890	(994,159)
Payment for contract benefits and terminations	(323,320)	(118,977)	(5,551,066)	(6,625,928)
Contract charges and fees	(176)	(326)	(68,726)	(85,735)
Adjustments to net assets allocated to contracts in payout period	-	-	(4,892)	1,558
Net increase (decrease) in net assets from contract transactions	(367,496)	(222,748)	(2,654,367)	(7,545,751)
Total increase (decrease) in net assets	(295,576)	(177,163)	(3,813,059)	(4,237,567)

Net assets
Beginning of period	1,094,823	1,271,986	42,184,931	46,422,498
End of period	$799,247	$1,094,823	$38,371,872	$42,184,931

See accompanying notes to financial statements

15

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series		Ultra Series
	Core Bond Fund,		Conservative Allocation Fund,
	Class II, Subaccount		Class I, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$75,048	$95,410	$216,897	$276,916
Net realized gain (loss) on investments	113,627	188,177	579,455	2,274,726
Net change in unrealized appreciation (depreciation) on investments	(498,778)	487,994	10,780	629,597
Net increase (decrease) in net assets resulting from operations	(310,103)	771,581	807,132	3,181,239

Contract transactions
Payments received from contract owners	85,484	21,495	288,464	453,939
Transfers between subaccounts (including fixed accounts), net	1,433,096	(1,086,477)	(692,839)	251,116
Payment for contract benefits and terminations	(2,201,788)	(1,599,552)	(4,833,543)	(7,096,818)
Contract charges and fees	(84,621)	(56,978)	(101,008)	(110,644)
Adjustments to net assets allocated to contracts in payout period	(536)	(2,642)	1,323	3,824
Net increase (decrease) in net assets from contract transactions	(768,365)	(2,724,154)	(5,337,603)	(6,498,583)
Total increase (decrease) in net assets	(1,078,468)	(1,952,573)	(4,530,471)	(3,317,344)

Net assets
Beginning of period	10,169,829	12,122,402	39,864,888	43,182,232
End of period	$9,091,361	$10,169,829	$35,334,417	$39,864,888

	Ultra Series		Ultra Series
	Conservative Allocation Fund,		Diversified Income
	Class II, Subaccount		Fund, Class I, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$54,658	$52,645	$485,663	$755,312
Net realized gain (loss) on investments	333,605	1,170,487	11,289,123	3,148,832
Net change in unrealized appreciation (depreciation) on investments	(24,773)	301,729	29,912	1,123,677
Net increase (decrease) in net assets resulting from operations	363,490	1,524,861	11,804,698	5,027,821

Contract transactions
Payments received from contract owners	438,743	72,934	437,893	308,041
Transfers between subaccounts (including fixed accounts), net	380,091	226,957	98,422	(1,873,687)
Payment for contract benefits and terminations	(3,056,429)	(4,272,295)	(9,885,110)	(10,930,637)
Contract charges and fees	(150,750)	(130,300)	(70,726)	(85,228)
Adjustments to net assets allocated to contracts in payout period	(8,916)	-	(37,693)	14,826
Net increase (decrease) in net assets from contract transactions	(2,397,261)	(4,102,704)	(9,457,214)	(12,566,685)
Total increase (decrease) in net assets	(2,033,771)	(2,577,843)	2,347,484	(7,538,864)

Net assets
Beginning of period	19,406,326	21,984,169	92,061,350	99,600,214
End of period	$17,372,555	$19,406,326	$94,408,834	$92,061,350

See accompanying notes to financial statements

16

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series		Ultra Series
	Diversified Income		Foundation Account,
	Fund, Class II, Subaccount		Class I, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$95,876	$138,979	$3,218	$4,376
Net realized gain (loss) on investments	3,626,703	1,135,794	4,575	5,855
Net change in unrealized appreciation (depreciation) on investments	(78,834)	270,320	(17,084)	12,548
Net increase (decrease) in net assets resulting from operations	3,643,745	1,545,093	(9,291)	22,779

Contract transactions
Payments received from contract owners	482,423	66,476	700	1,236
Transfers between subaccounts (including fixed accounts), net	(111,839)	104,532	(186)	(230)
Payment for contract benefits and terminations	(3,153,357)	(6,142,727)	(4,524)	-
Contract charges and fees	(223,861)	(272,775)	(9)	(10)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-
Net increase (decrease) in net assets from contract transactions	(3,006,634)	(6,244,494)	(4,019)	996
Total increase (decrease) in net assets	637,111	(4,699,401)	(13,310)	23,775

Net assets
Beginning of period	29,101,970	33,801,371	325,161	301,386
End of period	$29,739,081	$29,101,970	$311,851	$325,161

	Ultra Series		Ultra Series
	Foundation Account,		High Income Fund,
	Class II, Subaccount		Class I, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$76,947	$140,312	$365,760	$474,439
Net realized gain (loss) on investments	54,882	241,030	(148,259)	(357,030)
Net change in unrealized appreciation (depreciation) on investments	(545,711)	637,499	154,133	411,730
Net increase (decrease) in net assets resulting from operations	(413,882)	1,018,841	371,634	529,139

Contract transactions
Payments received from contract owners	6,581	8,999	64,642	60,119
Transfers between subaccounts (including fixed accounts), net	(1,543,439)	(86,587)	88,948	(187,949)
Payment for contract benefits and terminations	(1,300,715)	(2,107,055)	(1,475,052)	(2,016,530)
Contract charges and fees	(12,145)	(15,543)	(16,605)	(19,071)
Adjustments to net assets allocated to contracts in payout period	-	-	(1,945)	1,535
Net increase (decrease) in net assets from contract transactions	(2,849,718)	(2,200,186)	(1,340,012)	(2,161,896)
Total increase (decrease) in net assets	(3,263,600)	(1,181,345)	(968,378)	(1,632,757)

Net assets
Beginning of period	13,551,287	14,732,632	13,085,948	14,718,705
End of period	$10,287,687	$13,551,287	$12,117,570	$13,085,948

See accompanying notes to financial statements

17

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series		Ultra Series
	High Income Fund,		International Stock Fund,
	Class II, Subaccount		Class I, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$93,909	$121,889	$(63,999)	$(47,599)
Net realized gain (loss) on investments	(39,481)	(106,588)	1,422,696	(27,280)
Net change in unrealized appreciation (depreciation) on investments	36,580	113,405	(1,802,920)	1,170,560
Net increase (decrease) in net assets resulting from operations	91,008	128,706	(444,223)	1,095,681

Contract transactions
Payments received from contract owners	38,547	39,728	140,665	112,582
Transfers between subaccounts (including fixed accounts), net	270,329	(51,605)	(81,313)	(50,284)
Payment for contract benefits and terminations	(654,720)	(568,925)	(2,070,611)	(2,117,038)
Contract charges and fees	(35,567)	(35,279)	(28,159)	(31,072)
Adjustments to net assets allocated to contracts in payout period	(18)	(52)	(1,286)	(714)
Net increase (decrease) in net assets from contract transactions	(381,429)	(616,133)	(2,040,704)	(2,086,526)
Total increase (decrease) in net assets	(290,421)	(487,427)	(2,484,927)	(990,845)

Net assets
Beginning of period	3,693,388	4,180,815	19,140,126	20,130,971
End of period	$3,402,967	$3,693,388	$16,655,199	$19,140,126

	Ultra Series		Ultra Series
	International Stock Fund,		Large Cap Growth Fund,
	Class II, Subaccount		Class I, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$(45,707)	$(51,130)	$(654,616)	$(527,892)
Net realized gain (loss) on investments	841,325	123,484	7,644,693	4,087,640
Net change in unrealized appreciation (depreciation) on investments	(1,007,196)	384,455	6,245,342	3,410,528
Net increase (decrease) in net assets resulting from operations	(211,578)	456,809	13,235,419	6,970,276

Contract transactions
Payments received from contract owners	66,429	7,457	298,046	246,822
Transfers between subaccounts (including fixed accounts), net	83,047	69,828	(1,434,015)	(2,481,401)
Payment for contract benefits and terminations	(1,653,455)	(1,236,304)	(7,374,412)	(6,266,772)
Contract charges and fees	(78,432)	(72,072)	(51,726)	(58,014)
Adjustments to net assets allocated to contracts in payout period	292	2,136	(2,423)	(7,832)
Net increase (decrease) in net assets from contract transactions	(1,582,119)	(1,228,955)	(8,564,530)	(8,567,197)
Total increase (decrease) in net assets	(1,793,697)	(772,146)	4,670,889	(1,596,921)

Net assets
Beginning of period	8,919,323	9,691,469	66,123,289	67,720,210
End of period	$7,125,626	$8,919,323	$70,794,178	$66,123,289

See accompanying notes to financial statements

18

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series		Ultra Series
	Large Cap Growth Fund,		Large Cap Value Fund,
	Class II, Subaccount		Class I, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$(172,413)	$(168,151)	$362,734	$256,890
Net realized gain (loss) on investments	1,774,520	908,376	1,480,041	(1,561,800)
Net change in unrealized appreciation (depreciation) on investments	1,288,290	880,457	12,308,678	(3,705,147)
Net increase (decrease) in net assets resulting from operations	2,890,397	1,620,682	14,151,453	(5,010,057)

Contract transactions
Payments received from contract owners	115,967	34,814	372,318	734,874
Transfers between subaccounts (including fixed accounts), net	(1,078,448)	(896,227)	(930,561)	(3,954)
Payment for contract benefits and terminations	(3,014,477)	(2,286,945)	(8,147,289)	(8,269,284)
Contract charges and fees	(146,572)	(143,077)	(56,763)	(69,334)
Adjustments to net assets allocated to contracts in payout period	(405)	2,269	(211)	(1,106)
Net increase (decrease) in net assets from contract transactions	(4,123,935)	(3,289,166)	(8,762,506)	(7,608,804)
Total increase (decrease) in net assets	(1,233,538)	(1,668,484)	5,388,947	(12,618,861)

Net assets
Beginning of period	15,900,381	17,568,865	71,881,846	84,500,707
End of period	$14,666,843	$15,900,381	$77,270,793	$71,881,846

	Ultra Series		Ultra Series
	Large Cap Value Fund,		Mid Cap Fund,
	Class II, Subaccount		Class I, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$7,811	$2,336	$(830,306)	$(733,114)
Net realized gain (loss) on investments	99,791	(136,826)	9,835,783	7,118,432
Net change in unrealized appreciation (depreciation) on investments	505,949	(179,850)	5,561,437	(1,994,977)
Net increase (decrease) in net assets resulting from operations	613,551	(314,340)	14,566,914	4,390,341

Contract transactions
Payments received from contract owners	22,953	-	411,194	245,865
Transfers between subaccounts (including fixed accounts), net	(103,486)	7,719	(1,740,867)	(1,664,897)
Payment for contract benefits and terminations	(761,718)	(566,293)	(6,595,641)	(5,710,904)
Contract charges and fees	(31,435)	(23,101)	(49,661)	(55,598)
Adjustments to net assets allocated to contracts in payout period	(52)	-	4,897	(9,723)
Net increase (decrease) in net assets from contract transactions	(873,738)	(581,675)	(7,970,078)	(7,195,257)
Total increase (decrease) in net assets	(260,187)	(896,015)	6,596,836	(2,804,916)

Net assets
Beginning of period	3,388,090	4,284,105	62,689,885	65,494,801
End of period	$3,127,903	$3,388,090	$69,286,721	$62,689,885

See accompanying notes to financial statements

19

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series		Ultra Series
	Mid Cap Fund,		Moderate Allocation
	Class II, Subaccount		Fund, Class I, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$(88,881)	$(90,370)	$677,536	$179,539
Net realized gain (loss) on investments	1,171,876	866,461	2,243,701	7,556,628
Net change in unrealized appreciation (depreciation) on investments	365,230	(360,631)	1,424,368	(1,681,275)
Net increase (decrease) in net assets resulting from operations	1,448,225	415,460	4,345,605	6,054,892

Contract transactions
Payments received from contract owners	44,519	22,234	350,396	276,254
Transfers between subaccounts (including fixed accounts), net	(539,032)	(318,013)	1,022,290	(434,336)
Payment for contract benefits and terminations	(1,474,603)	(1,070,150)	(13,985,622)	(11,448,445)
Contract charges and fees	(61,361)	(51,831)	(274,449)	(281,197)
Adjustments to net assets allocated to contracts in payout period	472	1,801	3,980	18,565
Net increase (decrease) in net assets from contract transactions	(2,030,005)	(1,415,959)	(12,883,405)	(11,869,159)
Total increase (decrease) in net assets	(581,780)	(1,000,499)	(8,537,800)	(5,814,267)

Net assets
Beginning of period	7,069,252	8,069,751	77,402,474	83,216,741
End of period	$6,487,472	$7,069,252	$68,864,674	$77,402,474

	Ultra Series		Vanguard
	Moderate Allocation		VIF Money Market
	Fund, Class II, Subaccount		Portfolio, Subaccount
	2021	2020	2021	2020

Increase (decrease) in net assets from operations
Net investment income (loss)	$119,735	$(25,350)	$(252,576)	$(186,080)
Net realized gain (loss) on investments	643,743	1,918,731	1,135	-
Net change in unrealized appreciation (depreciation) on investments	178,930	(476,019)	-	-
Net increase (decrease) in net assets resulting from operations	942,408	1,417,362	(251,441)	(186,080)

Contract transactions
Payments received from contract owners	711,037	249,291	133,778	264,953
Transfers between subaccounts (including fixed accounts), net	(884,544)	183,510	1,964,753	8,186,585
Payment for contract benefits and terminations	(2,511,814)	(2,461,572)	(6,390,712)	(7,741,325)
Contract charges and fees	(132,543)	(132,707)	(92,050)	(111,695)
Adjustments to net assets allocated to contracts in payout period	(4,345)	-	(2,525)	1,797
Net increase (decrease) in net assets from contract transactions	(2,822,209)	(2,161,478)	(4,386,756)	600,315
Total increase (decrease) in net assets	(1,879,801)	(744,116)	(4,638,197)	414,235

Net assets
Beginning of period	18,045,659	18,789,775	22,144,488	21,730,253
End of period	$16,165,858	$18,045,659	$17,506,291	$22,144,488

See accompanying notes to financial statements

20

CMFG Variable Annuity Account

Notes to Financial Statements

(1)	Organization

The CMFG Variable Annuity Account (“the Account”) is a separate account of CMFG Life Insurance Company (“the Company”). The Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”), as amended.

The Account was established to receive and invest net premiums paid by the contract owners to the Company under four variable annuity contracts (“contracts”) issued by the Company: MEMBERS® Variable Annuity, MEMBERS® Variable Annuity II, MEMBERS® Choice Variable Annuity and MEMBERS® Variable Annuity III.

The Account is divided into a number of subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each subaccount invests solely in a corresponding portfolio of one of the following funds, each an open-end management investment company registered with the SEC.

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund (2)

Franklin Templeton Variable Insurance Products Trust

Franklin Income VIP Fund

Franklin Mutual Global Discovery VIP Fund

Templeton Developing Markets VIP Fund (1)

AIM Variable Insurance Funds

(Invesco Oppenheimer Variable Insurance Funds)

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund (2)

Invesco V.I. Growth and Income Fund

Invesco V.I. Discovery Mid Cap Growth Fund

Invesco V.I. Global Strategic Income Fund(1)

Invesco Oppenheimer V.I. International Growth Fund

Invesco V.I. Main Street Small Cap Fund ®

Invesco V.I. Main Street Fund ®

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio (1)

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Global Bond Opportunities Portfolio (Unhedged)

PIMCO Total Return Portfolio

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio (1)

Ultra Series Fund(3)

Aggressive Allocation Fund

Core Bond Fund

Conservative Allocation Fund

Diversified Income Fund

Foundation Account(4)

High Income Fund

International Stock Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Fund

Moderate Allocation Fund

Vanguard Variable Insurance Fund

Vanguard VIF Money Market Portfolio

(1) This subaccount is only available in the MEMBERS® Variable Annuity product. (2) This subaccount is only available in the MEMBERS® Variable Annuity III product.

(3) The Ultra Series Fund offers both Class 1 and 2 shares to contract owners. Class 2 shares are only available in the MEMBERS® Variable Annuity III product.

(4) The Foundation Subaccount is only available in the MEMBERS® Variable Annuity III product, and is one of two available subaccounts that invest in the Ultra Series Core Bond Fund.

The accompanying financial statements include only the contract owner assets, deposits, investment activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company. The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

In March 2020, the World Health Organization declared a worldwide pandemic regarding the outbreak of a novel coronavirus disease (“COVID-19”). The pandemic has affected the states where the Company operates, causing economic effects including temporary closures of businesses and reduced consumer activity. Because of the size, breadth, and length of the pandemic, all of the direct and indirect consequences of COVID-19 are not yet known and may not emerge for some time. The COVID-19 pandemic has created a higher risk of mortality, negatively impacted the U.S. and global economy, and created significant volatility and disruption in capital markets. As a result, the Company’s ability to sell products through its regular channels and the demand for its products and services could be impacted. The extent to which the COVID-19 pandemic could continue to impact

21

CMFG Variable Annuity Account

Notes to Financial Statements

(1)	Organization (continued)

the Company’s business, results of operations, or financial condition will depend on continued future developments which are highly uncertain and cannot be predicted. To date, the Company has not experienced any material impacts to its financial position or results of operation and related cash flows.

(2)	Significant Accounting Policies

Basis of Presentation

The Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation

Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

The operations of the Account are included in the consolidated federal income tax return of CUNA Mutual Holding Company (“CMHC”), the Company’s ultimate parent, and its subsidiaries. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). The Account’s activities are included in the Company’s taxable income. Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the contract owner’s account. Accordingly, no provision for income tax is currently recorded. If such taxes are incurred by the Company in the future, a tax provision may be recorded.

Contracts in Annuitization Period

Net assets allocated to contracts in the payout stage (annuitization period) are computed according to the 2000 Individual Annuity Mortality Table using an assumed investment return of 3.5%. The mortality risk arises because the Company bears the risk from contract riders, as described in Note 3, Fees and Charges note, which may result in additional amounts being transferred into the Account by the Company to cover greater than expected longevity of annuitants. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(3)	Fees and Charges

Contract Charges

Surrender Charge. A surrender charge is assessed against a contract owner’s account upon surrender or partial withdrawal of payments received from contract owners within the first seven years of the contract period and, in certain circumstances, surrender charges are waived upon payment of a death benefit or the election of certain annuity payment options.

22

CMFG Variable Annuity Account

Notes to Financial Statements

(3)	Fees and Charges (continued)

For purchase payments withdrawn or surrendered within the first year of the contract, a charge of 7% to 9% of the amount of the payment withdrawn or surrendered is assessed depending on the product version chosen. The surrender charge decreases by 1% (or the noted percentage decrease outlined in the contract) for each full year that has elapsed since the purchase payment was recorded. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than seven years prior to the withdrawal or surrender. No surrender charge is assessed on purchase payments made more than four years prior to the withdrawal or surrender for one of the contract options of the MEMBERS® Variable Annuity III product. Subject to certain restrictions in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the contracts. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Annual Contract Fee. On each contract anniversary prior to the annuity date, the Company deducts an annual contract fee of $30 from the contract owner’s account. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a contract except on a contract anniversary when the full fee is deducted. The Company currently waives this fee for all contracts with $50,000 or more of contract value for the MEMBERS® Variable Annuity III product and $25,000 or more of contract value for all other products. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Death Benefit Rider Charges. Optional death benefit riders are available on MEMBERS® Variable Annuity II and MEMBERS® Choice Variable Annuity contracts. The Maximum Anniversary Value Death Benefit and 5% Annual Guarantee Death Benefit Riders are available for issue ages 0 to 75. The Minimum Death Benefit Guarantee Rider is available for issue ages 76 to 85. All death benefit rider charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

On each contract anniversary (or upon surrender of the contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.20% of average assets during the prior contract year.

Optional death benefit riders are also available on MEMBERS® Variable Annuity III contracts. The Maximum Anniversary Value Death Benefit, 3% Annual Guarantee Death Benefit and Earnings Enhanced Death Benefit Riders are available for issue ages 0 to 75. On each contract anniversary (or upon surrender of the contract) prior to the annuity date, the Company deducts the applicable rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.35% of average assets during the prior contract year.

Living Benefit Riders. Optional living benefit riders, such as Guaranteed Minimum Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit, and Guaranteed Minimum Accumulation Benefit are available. Annual charges for these benefits range from 0.50% to 1.75%. Generally, the charge is assessed on the average benefit basis for the prior contract year. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Transfer Fee. No charge is generally made for transfers between subaccounts. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a contract year. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

23

CMFG Variable Annuity Account

Notes to Financial Statements

(3)	Fees and Charges (continued)

Premium Taxes. If state or other premium taxes are applicable to a contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal, (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Account Charges

Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge from the assets of the subaccount to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the subaccount at an annual rate of 1.15% to 1.65%. These charges are included in mortality and expense charges in the accompanying Statements of Operations of the applicable subaccount.

Administrative Charge. The Company deducts a daily administrative charge from the assets of the subaccount to compensate it for certain expenses it incurs in administration of MEMBERS® Variable Annuity and MEMBERS® Variable Annuity III contracts. The charge is deducted from the assets of the subaccount at an annual rate of 0.15%. These charges are included in administrative charges in the accompanying Statements of Operations of the applicable subaccount.

(4)	Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Account’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

The hierarchy requires the use of market observable information when available for assessing fair value.

24

CMFG Variable Annuity Account

Notes to Financial Statements

(4)	Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2021. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2021 Assets, at Fair Value	Total
BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$12,776,103
Franklin Income VIP Fund, Class 4, Subaccount	8,673,936
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	5,019,696
Templeton Developing Markets VIP Fund, Class 2, Subaccount	637,665
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	4,679,369
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	10,703,801
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount	25,900,908
Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares, Subaccount	6,202,203
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	274,426
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	12,223,177
Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount	6,485,609
Invesco V.I. Main Street Fund®, Service Shares, Subaccount	14,091,139
MFS® Strategic Income Portfolio, Initial Class, Subaccount	495,819
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	6,174,984
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	11,433,156
PIMCO Total Return Portfolio, Advisor Class, Subaccount	23,969,666
T. Rowe Price International Stock Portfolio, Subaccount	3,950,764
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	5,990,670
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	799,247
Ultra Series Core Bond Fund, Class I, Subaccount	38,371,872
Ultra Series Core Bond Fund, Class II, Subaccount	9,091,361
Ultra Series Conservative Allocation Fund, Class I, Subaccount	35,334,417
Ultra Series Conservative Allocation Fund, Class II, Subaccount	17,372,555
Ultra Series Diversified Income Fund, Class I, Subaccount	94,408,834
Ultra Series Diversified Income Fund, Class II, Subaccount	29,739,081
Ultra Series Foundation Account, Class I, Subaccount	311,851
Ultra Series Foundation Account, Class II, Subaccount	10,287,687
Ultra Series High Income Fund, Class I, Subaccount	12,117,570
Ultra Series High Income Fund, Class II, Subaccount	3,402,967
Ultra Series International Stock Fund, Class I, Subaccount	16,655,199
Ultra Series International Stock Fund, Class II, Subaccount	7,125,626
Ultra Series Large Cap Growth Fund, Class I, Subaccount	70,794,178
Ultra Series Large Cap Growth Fund, Class II, Subaccount	14,666,843
Ultra Series Large Cap Value Fund, Class I, Subaccount	77,270,793
Ultra Series Large Cap Value Fund, Class II, Subaccount	3,127,903
Ultra Series Mid Cap Fund, Class I, Subaccount	69,286,721
Ultra Series Mid Cap Fund, Class II, Subaccount	6,487,472
Ultra Series Moderate Allocation Fund, Class I, Subaccount	68,864,674
Ultra Series Moderate Allocation Fund, Class II, Subaccount	16,165,858
Vanguard VIF Money Market Portfolio, Subaccount	17,506,291

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the year ended December 31, 2021.

25

CMFG Variable Annuity Account

Notes to Financial Statements

(4)	Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2020. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2020 Assets, at Fair Value	Total
BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$14,777,953
Franklin Income VIP Fund, Class 4, Subaccount	8,536,812
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	5,374,201
Templeton Developing Markets VIP Fund, Class 2, Subaccount	727,082
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	4,391,241
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	10,867,687
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount	27,608,711
Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares, Subaccount	6,818,349
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	306,594
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	13,872,741
Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount	7,381,116
Invesco V.I. Main Street Fund®, Service Shares, Subaccount	13,975,012
MFS® Strategic Income Portfolio, Initial Class, Subaccount	539,144
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	6,380,089
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	12,903,258
PIMCO Total Return Portfolio, Advisor Class, Subaccount	25,503,772
T. Rowe Price International Stock Portfolio, Subaccount	4,427,981
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	6,415,536
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	1,094,823
Ultra Series Core Bond Fund, Class I, Subaccount	42,184,931
Ultra Series Core Bond Fund, Class II, Subaccount	10,169,829
Ultra Series Conservative Allocation Fund, Class I, Subaccount	39,864,888
Ultra Series Conservative Allocation Fund, Class II, Subaccount	19,406,326
Ultra Series Diversified Income Fund, Class I, Subaccount	92,061,350
Ultra Series Diversified Income Fund, Class II, Subaccount	29,101,970
Ultra Series Foundation Account, Class I, Subaccount	325,161
Ultra Series Foundation Account, Class II, Subaccount	13,551,287
Ultra Series High Income Fund, Class I, Subaccount	13,085,948
Ultra Series High Income Fund, Class II, Subaccount	3,693,388
Ultra Series International Stock Fund, Class I, Subaccount	19,140,126
Ultra Series International Stock Fund, Class II, Subaccount	8,919,323
Ultra Series Large Cap Growth Fund, Class I, Subaccount	66,123,289
Ultra Series Large Cap Growth Fund, Class II, Subaccount	15,900,381
Ultra Series Large Cap Value Fund, Class I, Subaccount	71,881,846
Ultra Series Large Cap Value Fund, Class II, Subaccount	3,388,090
Ultra Series Mid Cap Fund, Class I, Subaccount	62,689,885
Ultra Series Mid Cap Fund, Class II, Subaccount	7,069,252
Ultra Series Moderate Allocation Fund, Class I, Subaccount	77,402,474
Ultra Series Moderate Allocation Fund, Class II, Subaccount	18,045,659
Vanguard VIF Money Market Portfolio, Subaccount	22,144,488

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the year ended December 31, 2020.

26

CMFG Variable Annuity Account

Notes to Financial Statements

(5)	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2021 were as follows:

	Purchases	Sales
BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$2,676,511	$3,360,890
Franklin Income VIP Fund, Class 4, Subaccount	667,254	1,481,895
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	250,450	1,438,204
Templeton Developing Markets VIP Fund, Class 2, Subaccount	21,007	53,501
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	291,000	931,716
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	1,973,690	1,625,106
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount	794,089	9,172,239
Invesco V.I. Discovery Mid Cap Growth Fund - Series II Shares, Subaccount	905,829	1,938,329
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	14,013	22,694
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	1,524,429	3,373,724
Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount	747,677	2,729,603
Invesco V.I. Main Street Fund®, Service Shares, Subaccount	1,180,017	3,670,372
MFS® Strategic Income Portfolio, Initial Class, Subaccount	36,758	46,066
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	455,992	2,293,602
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	1,857,513	2,040,210
PIMCO Total Return Portfolio, Advisor Class, Subaccount	4,288,306	4,011,374
T. Rowe Price International Stock Portfolio, Subaccount	299,175	559,850
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	557,983	1,233,905
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	67,133	400,552
Ultra Series Core Bond Fund, Class I, Subaccount	4,095,039	5,749,541
Ultra Series Core Bond Fund, Class II, Subaccount	1,516,330	2,067,094
Ultra Series Conservative Allocation Fund, Class I, Subaccount	1,774,456	6,575,435
Ultra Series Conservative Allocation Fund, Class II, Subaccount	1,426,262	3,611,666
Ultra Series Diversified Income Fund, Class I, Subaccount	12,686,427	11,669,988
Ultra Series Diversified Income Fund, Class II, Subaccount	4,041,769	3,762,250
Ultra Series Foundation Account, Class I, Subaccount	13,238	9,133
Ultra Series Foundation Account, Class II, Subaccount	572,882	3,175,927
Ultra Series High Income Fund, Class I, Subaccount	814,914	1,789,165
Ultra Series High Income Fund, Class II, Subaccount	302,834	590,353
Ultra Series International Stock Fund, Class I, Subaccount	1,702,742	2,762,340
Ultra Series International Stock Fund, Class II, Subaccount	666,230	1,846,630
Ultra Series Large Cap Growth Fund, Class I, Subaccount	7,405,736	9,942,330
Ultra Series Large Cap Growth Fund, Class II, Subaccount	1,691,198	4,548,284
Ultra Series Large Cap Value Fund, Class I, Subaccount	4,061,062	10,487,709
Ultra Series Large Cap Value Fund, Class II, Subaccount	265,405	1,049,082
Ultra Series Mid Cap Fund, Class I, Subaccount	8,971,267	9,534,752
Ultra Series Mid Cap Fund, Class II, Subaccount	868,691	2,170,270
Ultra Series Moderate Allocation Fund, Class I, Subaccount	5,143,125	15,554,524
Ultra Series Moderate Allocation Fund, Class II, Subaccount	1,690,525	3,971,281
Vanguard VIF Money Market Portfolio, Subaccount	3,673,232	8,311,429

27

CMFG Variable Annuity Account

Notes to Financial Statements

(5)	Purchases and Sales of Investments (continued)

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2020 were as follows:

	Purchases	Sales
BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$1,066,923	$3,010,360
Franklin Income VIP Fund, Class 4, Subaccount	729,900	1,687,536
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	613,280	1,085,942
Templeton Developing Markets VIP Fund, Class 2, Subaccount	41,637	36,333
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	700,025	620,138
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	522,559	2,133,718
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount	2,178,520	3,519,284
Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares, Subaccount	7,636,503	7,805,162
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	17,643	31,540
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	285,531	3,107,608
Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount	285,148	1,251,587
Invesco V.I. Main Street Fund®, Service Shares, Subaccount	1,492,724	2,865,460
MFS® Strategic Income Portfolio, Initial Class, Subaccount	19,844	88,127
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	793,852	830,553
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	438,732	2,528,100
PIMCO Total Return Portfolio, Advisor Class, Subaccount	1,542,561	6,538,486
T. Rowe Price International Stock Portfolio, Subaccount	209,447	457,885
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	874,266	1,983,092
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	197,563	301,190
Ultra Series Core Bond Fund, Class I, Subaccount	3,168,606	9,406,349
Ultra Series Core Bond Fund, Class II, Subaccount	801,929	3,245,643
Ultra Series Conservative Allocation Fund, Class I, Subaccount	4,359,277	8,680,808
Ultra Series Conservative Allocation Fund, Class II, Subaccount	1,839,124	4,962,934
Ultra Series Diversified Income Fund, Class I, Subaccount	6,403,148	15,128,990
Ultra Series Diversified Income Fund, Class II, Subaccount	1,876,674	6,984,365
Ultra Series Foundation Account, Class I, Subaccount	15,782	4,599
Ultra Series Foundation Account, Class II, Subaccount	596,444	2,406,792
Ultra Series High Income Fund, Class I, Subaccount	812,082	2,499,539
Ultra Series High Income Fund, Class II, Subaccount	278,406	772,649
Ultra Series International Stock Fund, Class I, Subaccount	685,500	2,819,625
Ultra Series International Stock Fund, Class II, Subaccount	252,164	1,532,248
Ultra Series Large Cap Growth Fund, Class I, Subaccount	6,083,929	10,193,934
Ultra Series Large Cap Growth Fund, Class II, Subaccount	1,392,147	3,600,073
Ultra Series Large Cap Value Fund, Class I, Subaccount	3,643,606	10,034,894
Ultra Series Large Cap Value Fund, Class II, Subaccount	320,966	855,444
Ultra Series Mid Cap Fund, Class I, Subaccount	7,593,866	8,812,909
Ultra Series Mid Cap Fund, Class II, Subaccount	859,738	1,575,036
Ultra Series Moderate Allocation Fund, Class I, Subaccount	9,589,134	13,825,787
Ultra Series Moderate Allocation Fund, Class II, Subaccount	2,394,243	2,841,104
Vanguard VIF Money Market Portfolio, Subaccount	8,918,530	8,504,295

28

CMFG Variable Annuity Account

Notes to Financial Statements

(6)	Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2021 and 2020 were as follows:

	BlackRock Global Allocation V.I. Fund, Class III, Subaccount	Franklin Income VIP Fund, Class 4, Subaccount	Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount
Units outstanding at December 31, 2019	995,209	627,349	382,533
Units issued	34,372	424,338	393,030
Units redeemed	(210,487)	(514,647)	(432,901)
Units outstanding at December 31, 2020	819,094	537,040	342,662
Units issued	43,882	367,007	279,193
Units redeemed	(188,234)	(430,665)	(349,615)
Units outstanding at December 31, 2021	674,742	473,382	272,240

	Templeton Developing Markets VIP Fund, Class 2, Subaccount	Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	Invesco V.I. Government Securities Fund, Series II Shares, Subaccount
Units outstanding at December 31, 2019	37,797	406,958	1,115,612
Units issued	11	429,910	1,039,451
Units redeemed	(1,689)	(443,145)	(1,191,834)
Units outstanding at December 31, 2020	36,119	393,723	963,229
Units issued	3	371,128	1,103,976
Units redeemed	(2,022)	(426,872)	(1,081,418)
Units outstanding at December 31, 2021	34,100	337,979	985,787

	Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount	Invesco V.I. Discovery Mid Cap Growth Fund, Series II Shares, Subaccount	Invesco V.I. Global Strategic Income Fund, Service Shares, Subaccount
Units outstanding at December 31, 2019	1,493,728	309,532	66,301
Units issued	1,513,449	999,922	25
Units redeemed	(1,610,283)	(844,221)	(5,494)
Units outstanding at December 31, 2020	1,396,894	465,233	60,832
Units issued	1,117,721	388,568	22
Units redeemed	(1,480,861)	(492,825)	(3,564)
Units outstanding at December 31, 2021	1,033,754	360,976	57,290

	Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount	Invesco V.I. Main Street Fund®, Service Shares, Subaccount
Units outstanding at December 31, 2019	1,054,620	301,708	679,602
Units issued	918,744	283,784	560,034
Units redeemed	(1,129,811)	(325,242)	(681,415)
Units outstanding at December 31, 2020	843,553	260,250	558,221
Units issued	752,347	201,753	469,471
Units redeemed	(912,617)	(272,681)	(579,947)
Units outstanding at December 31, 2021	683,283	189,322	447,745

29

CMFG Variable Annuity Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	MFS® Strategic Income Portfolio, Initial Class, Subaccount	PIMCO Commodity RealReturn® Strategy Portfolio, Advisor Class, Subaccount	PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount
Units outstanding at December 31, 2019	22,981	1,667,018	1,151,127
Units issued	4	1,811,567	1,061,492
Units redeemed	(3,171)	(1,883,516)	(1,242,960)
Units outstanding at December 31, 2020	19,814	1,595,069	969,659
Units issued	3	1,341,647	1,032,250
Units redeemed	(1,432)	(1,760,780)	(1,093,042)
Units outstanding at December 31, 2021	18,385	1,175,936	908,867

	PIMCO Total Return Portfolio, Advisor Class, Subaccount	T. Rowe Price International Stock Portfolio, Subaccount	Ultra Series Aggressive Allocation Fund, Class I, Subaccount
Units outstanding at December 31, 2019	2,037,196	168,472	489,389
Units issued	1,634,042	515	112,337
Units redeemed	(2,006,364)	(15,981)	(229,724)
Units outstanding at December 31, 2020	1,664,874	153,006	372,002
Units issued	1,653,746	252	39,824
Units redeemed	(1,712,484)	(16,649)	(91,675)
Units outstanding at December 31, 2021	1,606,136	136,609	320,151

	Ultra Series Aggressive Allocation Fund, Class II, Subaccount	Ultra Series Core Bond Fund, Class I, Subaccount	Ultra Series Core Bond Fund, Class II, Subaccount
Units outstanding at December 31, 2019	52,518	2,950,174	998,529
Units issued	3,094	2,179,538	838,512
Units redeemed	(13,920)	(2,641,338)	(1,057,501)
Units outstanding at December 31, 2020	41,692	2,488,374	779,540
Units issued	813	2,011,281	758,526
Units redeemed	(14,441)	(2,158,046)	(819,684)
Units outstanding at December 31, 2021	28,064	2,341,609	718,382

	Ultra Series Conservative Allocation Fund, Class I, Subaccount	Ultra Series Conservative Allocation Fund, Class II, Subaccount	Ultra Series Diversified Income Fund, Class I, Subaccount
Units outstanding at December 31, 2019	2,901,814	1,277,497	3,632,395
Units issued	678,600	499,622	1,314,655
Units redeemed	(1,104,530)	(729,529)	(1,783,160)
Units outstanding at December 31, 2020	2,475,884	1,047,590	3,163,890
Units issued	584,164	458,725	1,178,081
Units redeemed	(914,375)	(587,139)	(1,473,290)
Units outstanding at December 31, 2021	2,145,673	919,176	2,868,681

30

CMFG Variable Annuity Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	Ultra Series Diversified Income Fund, Class II, Subaccount	Ultra Series Foundation Account, Class I, Subaccount	Ultra Series Foundation Account, Class II, Subaccount
Units outstanding at December 31, 2019	1,483,492	26,208	1,292,694
Units issued	145,810	101	5,178
Units redeemed	(425,633)	(1)	(188,258)
Units outstanding at December 31, 2020	1,203,669	26,308	1,109,614
Units issued	126,153	58	11,895
Units redeemed	(241,834)	(378)	(251,528)
Units outstanding at December 31, 2021	1,087,988	25,988	869,981

	Ultra Series High Income Fund, Class I, Subaccount	Ultra Series High Income Fund, Class II, Subaccount	Ultra Series International Stock Fund, Class I, Subaccount
Units outstanding at December 31, 2019	686,721	247,547	1,032,700
Units issued	530,851	222,216	896,769
Units redeemed	(634,639)	(260,492)	(1,010,886)
Units outstanding at December 31, 2020	582,933	209,271	918,583
Units issued	487,203	204,019	758,596
Units redeemed	(546,947)	(225,296)	(857,755)
Units outstanding at December 31, 2021	523,189	187,994	819,424

	Ultra Series International Stock Fund, Class II, Subaccount	Ultra Series Large Cap Growth Fund, Class I, Subaccount	Ultra Series Large Cap Growth Fund, Class II, Subaccount
Units outstanding at December 31, 2019	544,223	1,951,438	528,035
Units issued	516,649	1,041,240	460,344
Units redeemed	(592,201)	(1,312,959)	(562,311)
Units outstanding at December 31, 2020	468,671	1,679,719	426,068
Units issued	432,298	843,440	356,937
Units redeemed	(515,661)	(1,047,411)	(458,349)
Units outstanding at December 31, 2021	385,308	1,475,748	324,656

	Ultra Series Large Cap Value Fund, Class I, Subaccount	Ultra Series Large Cap Value Fund, Class II, Subaccount	Ultra Series Mid Cap Fund, Class I, Subaccount
Units outstanding at December 31, 2019	2,908,253	154,249	1,541,755
Units issued	1,796,144	141,228	809,761
Units redeemed	(2,093,604)	(166,982)	(997,285)
Units outstanding at December 31, 2020	2,610,793	128,495	1,354,231
Units issued	1,548,185	110,318	659,423
Units redeemed	(1,831,338)	(140,352)	(820,196)
Units outstanding at December 31, 2021	2,327,640	98,461	1,193,458

31

CMFG Variable Annuity Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	Ultra Series Mid Cap Fund, Class II, Subaccount	Ultra Series Moderate Allocation Fund, Class I, Subaccount	Ultra Series Moderate Allocation Fund, Class II, Subaccount
Units outstanding at December 31, 2019	213,865	5,282,374	894,961
Units issued	182,874	842,974	276,606
Units redeemed	(223,359)	(1,600,786)	(378,508)
Units outstanding at December 31, 2020	173,380	4,524,562	793,059
Units issued	134,053	809,621	250,759
Units redeemed	(179,593)	(1,528,625)	(371,120)
Units outstanding at December 31, 2021	127,840	3,805,558	672,698

Vanguard VIF Money Market Portfolio, Subaccount
Units outstanding at December 31, 2019	2,159,313
Units issued	2,202,687
Units redeemed	(2,142,202)
Units outstanding at December 31, 2020	2,219,798
Units issued	1,567,673
Units redeemed	(2,011,963)
Units outstanding at December 31, 2021	1,775,508

32

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights

The table below provides financial highlights for each subaccount for the year ended December 31, 2021 and the four preceding years ended December 31. In certain instances, fewer years are presented because the subaccount was not available for the entire five-year period. The unit value, the expense ratio and the total returns are presented for the product with the lowest and highest expense ratios. In addition, the lowest unit value and total return can exceed the highest unit value and total return due to timing of when amounts were actually invested in the respective contract by contract owners.

	As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio
BlackRock Global Allocation V.I. Fund, Class III, Subaccount
12/31/2021	675	$18.96	to	$18.22	$12,776	0.74%	1.30% to 1.80%	4.98%	to	4.47%
12/31/2020	819	18.06	to	17.44	14,778	1.21%	1.30% to 1.80%	19.13%	to	18.48%
12/31/2019	995	15.16	to	14.72	15,076	1.14%	1.30% to 1.80%	16.35%	to	15.81%
12/31/2018	1,276	13.03	to	12.71	16,619	0.76%	1.30% to 1.80%	-8.75%	to	-9.08%
12/31/2017	1,780	14.28	to	13.98	25,405	1.20%	1.30% to 1.80%	12.18%	to	11.57%
Franklin Income VIP Fund, Class 4, Subaccount
12/31/2021	473	$18.74	to	$18.62	$8,674	4.41%	1.15% to 1.80%	15.32%	to	14.44%
12/31/2020	537	16.25	to	16.27	8,537	5.54%	1.15% to 1.80%	-0.55%	to	-1.27%
12/31/2019	627	16.34	to	16.48	10,050	5.02%	1.15% to 1.80%	14.83%	to	14.05%
12/31/2018	772	14.23	to	14.45	10,792	4.63%	1.15% to 1.80%	-5.45%	to	-6.17%
12/31/2017	1,002	15.05	to	15.40	14,872	3.94%	1.15% to 1.80%	8.27%	to	7.62%
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount
12/31/2021	272	$18.94	to	$19.03	$5,020	2.26%	1.15% to 1.80%	17.64%	to	16.75%
12/31/2020	343	16.10	to	16.30	5,374	2.18%	1.15% to 1.80%	-5.63%	to	-6.27%
12/31/2019	383	17.06	to	17.39	6,375	1.34%	1.15% to 1.80%	22.82%	to	22.04%
12/31/2018	474	13.89	to	14.25	6,452	2.07%	1.15% to 1.80%	-12.31%	to	-12.90%
12/31/2017	577	15.84	to	16.36	8,974	1.54%	1.15% to 1.80%	7.24%	to	6.58%
Templeton Developing Markets VIP Fund, Class 2, Subaccount
12/31/2021	34	$18.70	to	(a)	$638	0.84%	1.40%	-7.10%	to	(a)
12/31/2020	36	20.13	to	(a)	727	4.44%	1.40%	15.62%	to	(a)
12/31/2019	38	17.41	to	(a)	658	1.01%	1.40%	24.98%	to	(a)
12/31/2018	49	13.93	to	(a)	679	0.87%	1.40%	-16.89%	to	(a)
12/31/2017	55	16.76	to	(a)	914	0.98%	1.40%	38.51%	to	(a)
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount
12/31/2021	338	$14.46	to	$15.86	$4,679	2.55%	1.15% to 1.80%	24.23%	to	23.14%
12/31/2020	394	11.64	to	12.88	4,391	4.69%	1.15% to 1.80%	-13.59%	to	-14.13%
12/31/2019	407	13.47	to	15.00	5,257	3.25%	1.15% to 1.80%	21.24%	to	20.39%
12/31/2018	524	11.11	to	12.46	5,593	3.53%	1.15% to 1.80%	-7.34%	to	-7.98%
12/31/2017	643	11.99	to	13.54	7,429	2.97%	1.15% to 1.80%	11.33%	to	10.71%

33

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount
12/31/2021	986	$10.91	to	$10.22	$10,704	2.26%	1.30% to 1.80%	-3.71%	to	-4.04%
12/31/2020	963	11.33	to	10.65	10,868	2.06%	1.30% to 1.80%	4.62%	to	4.11%
12/31/2019	1,116	10.83	to	10.23	12,037	2.09%	1.30% to 1.80%	4.44%	to	3.86%
12/31/2018	1,323	10.37	to	9.85	13,681	1.90%	1.30% to 1.80%	-1.14%	to	-1.40%
12/31/2017	1,565	10.49	to	9.99	16,374	1.84%	1.30% to 1.80%	0.38%	to	0.00%
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount
12/31/2021	1,034	$25.50	to	$25.81	$25,901	1.19%	1.15% to 1.80%	26.68%	to	25.84%
12/31/2020	1,397	20.13	to	20.51	27,609	2.07%	1.15% to 1.80%	0.55%	to	0.05%
12/31/2019	1,494	20.02	to	20.50	29,403	1.49%	1.15% to 1.80%	23.43%	to	22.53%
12/31/2018	1,750	16.22	to	16.73	27,967	1.70%	1.15% to 1.80%	-14.54%	to	-15.12%
12/31/2017	2,197	18.98	to	19.71	41,186	1.21%	1.15% to 1.80%	11.19%	to	12.05%
Invesco V.I. Discovery Mid Cap Growth Fund - Series II Shares, Subaccount
12/31/2021	361	$17.23	to	$17.06	$6,202	0.00%	1.15% to 1.80%	17.45%	to	16.69%
12/31/2020	465	14.67	to	14.62	6,818	0.00%	1.15% to 1.80%	-31.51%	to	-33.48%
12/31/2019	310	21.42	to	21.98	6,630	0.00%	1.15% to 1.80%	32.39%	to	31.70%
12/31/2018	401	16.18	to	16.69	6,497	0.00%	1.15% to 1.80%	-6.96%	to	-7.59%
12/31/2017	596	17.39	to	18.06	10,404	0.00%	1.15% to 1.80%	17.03%	to	20.00%
Invesco V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount
12/31/2021	57	$4.79	to	(a)	$274	4.46%	1.40%	-4.96%	to	(a)
12/31/2020	61	5.04	to	(a)	307	5.83%	1.40%	1.61%	to	(a)
12/31/2019	66	4.96	to	(a)	329	3.71%	1.40%	8.30%	to	(a)
12/31/2018	78	4.58	to	(a)	356	4.98%	1.40%	-5.95%	to	(a)
12/31/2017	88	4.87	to	(a)	426	2.31%	1.40%	4.06%	to	(a)
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount
12/31/2021	683	$18.59	to	$18.35	$12,223	0.00%	1.15% to 1.80%	8.78%	to	8.20%
12/31/2020	844	17.09	to	16.96	13,873	0.64%	1.15% to 1.80%	19.68%	to	18.93%
12/31/2019	1,055	14.28	to	14.26	14,523	0.72%	1.15% to 1.80%	26.60%	to	25.64%
12/31/2018	1,206	11.28	to	11.35	13,165	0.59%	1.15% to 1.80%	-20.51%	to	-21.13%
12/31/2017	1,534	14.19	to	14.39	21,138	1.14%	1.15% to 1.80%	24.91%	to	24.16%
Invesco V.I. Main Street Small Cap Fund®, Service Shares, Subaccount
12/31/2021	189	$35.15	to	$33.87	$6,486	0.16%	1.15% to 1.80%	20.87%	to	20.11%
12/31/2020	260	29.08	to	28.20	7,381	0.38%	1.15% to 1.80%	18.21%	to	17.50%
12/31/2019	302	24.60	to	24.00	7,247	0.00%	1.15% to 1.80%	24.68%	to	23.90%
12/31/2018	371	19.73	to	19.37	7,169	0.06%	1.15% to 1.80%	-11.56%	to	-12.15%
12/31/2017	511	22.31	to	22.05	11,176	0.63%	1.15% to 1.80%	12.56%	to	11.93%

34

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio
Invesco V.I. Main Street Fund®, Service Shares, Subaccount
12/31/2021	448	$32.25	to	$32.57	$14,091	0.49%	1.15% to 1.80%	25.68%	to	25.03%
12/31/2020	558	25.66	to	26.05	13,975	1.15%	1.15% to 1.80%	12.35%	to	11.71%
12/31/2019	680	22.84	to	23.32	15,163	0.81%	1.15% to 1.80%	30.44%	to	29.41%
12/31/2018	874	17.51	to	18.02	15,006	0.90%	1.15% to 1.80%	-9.09%	to	-9.72%
12/31/2017	1,094	19.26	to	19.96	20,713	1.00%	1.15% to 1.80%	15.26%	to	14.58%
MFS® Strategic Income Portfolio, Initial Class, Subaccount
12/31/2021	18	$26.97	to	(a)	$496	2.99%	1.40%	-0.88%	to	(a)
12/31/2020	20	27.21	to	(a)	539	3.53%	1.40%	7.85%	to	(a)
12/31/2019	23	25.23	to	(a)	580	3.39%	1.40%	10.08%	to	(a)
12/31/2018	26	22.92	to	(a)	601	3.96%	1.40%	-3.41%	to	(a)
12/31/2017	28	23.73	to	(a)	670	4.57%	1.40%	4.77%	to	(a)
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount
12/31/2021	1,176	$5.37	to	$4.65	$6,175	3.89%	1.15% to 1.80%	31.62%	to	31.36%
12/31/2020	1,595	4.08	to	3.54	6,380	6.51%	1.15% to 1.80%	0.25%	to	-0.56%
12/31/2019	1,667	4.07	to	3.56	6,699	4.23%	1.15% to 1.80%	10.00%	to	9.20%
12/31/2018	1,831	3.70	to	3.26	6,704	1.98%	1.15% to 1.80%	-14.94%	to	-15.32%
12/31/2017	2,173	4.35	to	3.85	9,367	11.02%	1.15% to 1.80%	1.16%	to	-0.26%
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount
12/31/2021	909	$12.93	to	$11.88	$11,433	4.77%	1.15% to 1.80%	-5.21%	to	-5.86%
12/31/2020	970	13.64	to	12.62	12,903	2.38%	1.15% to 1.80%	8.77%	to	7.96%
12/31/2019	1,151	12.54	to	11.69	14,107	2.28%	1.15% to 1.80%	4.67%	to	4.19%
12/31/2018	1,346	11.98	to	11.22	15,782	6.10%	1.15% to 1.80%	-5.37%	to	-5.87%
12/31/2017	1,618	12.66	to	11.92	20,091	1.81%	1.15% to 1.80%	7.29%	to	6.43%
PIMCO Total Return Portfolio, Advisor Class, Subaccount
12/31/2021	1,606	$15.19	to	$14.23	$23,970	1.71%	1.15% to 1.80%	-2.50%	to	-3.07%
12/31/2020	1,665	15.58	to	14.68	25,504	1.97%	1.15% to 1.80%	7.30%	to	6.61%
12/31/2019	2,037	14.52	to	13.77	29,110	2.83%	1.15% to 1.80%	7.08%	to	6.33%
12/31/2018	2,503	13.56	to	12.95	33,454	2.43%	1.15% to 1.80%	-1.88%	to	-2.48%
12/31/2017	2,943	13.82	to	13.28	40,118	1.92%	1.15% to 1.80%	3.75%	to	2.95%
T. Rowe Price International Stock Portfolio, Subaccount
12/31/2021	137	$28.92	to	(a)	$3,951	0.54%	1.40%	-0.07%	to	(a)
12/31/2020	153	28.94	to	(a)	4,428	0.59%	1.40%	12.83%	to	(a)
12/31/2019	168	25.65	to	(a)	4,321	2.30%	1.40%	26.04%	to	(a)
12/31/2018	191	20.35	to	(a)	3,894	1.27%	1.40%	-15.31%	to	(a)
12/31/2017	219	24.03	to	(a)	5,254	1.05%	1.40%	26.08%	to	(a)

35

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio
Ultra Series Aggressive Allocation Fund, Class I, Subaccount
12/31/2021	320	$18.31	to	$17.64	$5,991	2.52%	1.15% to 1.40%	8.92%	to	8.49%
12/31/2020	372	16.81	to	17.43	6,416	1.25%	1.15% to 1.80%	8.80%	to	8.13%
12/31/2019	489	15.45	to	16.12	7,758	1.48%	1.15% to 1.80%	18.21%	to	17.66%
12/31/2018	599	13.07	to	13.70	8,050	1.81%	1.15% to 1.80%	-7.24%	to	-7.87%
12/31/2017	645	14.09	to	14.87	9,385	1.72%	1.15% to 1.80%	17.12%	to	16.44%
Ultra Series Aggressive Allocation Fund, Class II, Subaccount
12/31/2021	28	$28.48	to	(b)	$799	2.17%	1.30%	8.45%	to	(b)
12/31/2020	42	26.26	to	(b)	1,095	0.93%	1.30%	8.42%	to	(b)
12/31/2019	53	24.22	to	(b)	1,272	1.11%	1.30%	17.86%	to	(b)
12/31/2018	74	20.55	to	(b)	1,527	1.25%	1.30%	-7.64%	to	(b)
12/31/2017	102	22.25	to	(b)	2,267	1.52%	1.30%	16.68%	to	(b)
Ultra Series Core Bond Fund, Class I, Subaccount
12/31/2021	2,342	$18.21	to	$12.59	$38,372	2.23%	1.15% to 1.80%	-2.67%	to	-3.38%
12/31/2020	2,488	18.71	to	13.03	42,185	2.43%	1.15% to 1.80%	7.65%	to	6.98%
12/31/2019	2,950	17.38	to	12.18	46,422	2.55%	1.15% to 1.80%	7.02%	to	6.47%
12/31/2018	3,475	16.24	to	11.44	51,077	2.98%	1.15% to 1.80%	-1.69%	to	-2.47%
12/31/2017	4,004	16.52	to	11.73	59,974	2.79%	1.15% to 1.80%	1.91%	to	1.38%
Ultra Series Core Bond Fund, Class II, Subaccount
12/31/2021	718	$12.74	to	$11.89	$9,091	2.13%	1.30% to 1.80%	-2.90%	to	-3.57%
12/31/2020	780	13.12	to	12.33	10,170	2.14%	1.30% to 1.80%	7.28%	to	6.75%
12/31/2019	999	12.23	to	11.55	12,122	1.07%	1.30% to 1.80%	6.63%	to	6.35%
12/31/2018	1,214	11.47	to	10.86	13,827	2.81%	1.30% to 1.80%	-2.13%	to	-2.60%
12/31/2017	1,348	11.72	to	11.15	15,694	2.66%	1.30% to 1.80%	1.47%	to	1.00%
Ultra Series Conservative Allocation Fund, Class I, Subaccount
12/31/2021	2,146	$16.44	to	$14.96	$35,334	1.83%	1.15% to 1.80%	2.30%	to	1.63%
12/31/2020	2,476	16.07	to	14.72	39,865	1.97%	1.15% to 1.80%	8.29%	to	7.52%
12/31/2019	2,902	14.84	to	13.69	43,182	1.75%	1.15% to 1.80%	11.83%	to	10.85%
12/31/2018	3,446	13.27	to	12.35	46,021	2.26%	1.15% to 1.80%	-3.56%	to	-4.26%
12/31/2017	4,122	13.76	to	12.90	57,227	1.96%	1.15% to 1.80%	9.03%	to	8.31%
Ultra Series Conservative Allocation Fund, Class II, Subaccount
12/31/2021	919	$18.95	to	$17.17	$17,373	1.58%	1.30% to 1.80%	1.99%	to	1.48%
12/31/2020	1,048	18.58	to	16.92	19,406	1.57%	1.30% to 1.80%	7.71%	to	7.16%
12/31/2019	1,277	17.25	to	15.79	21,984	1.56%	1.30% to 1.80%	11.22%	to	10.73%
12/31/2018	1,456	15.51	to	14.26	22,527	1.90%	1.30% to 1.80%	-3.96%	to	-4.49%
12/31/2017	1,848	16.15	to	14.93	29,771	1.76%	1.30% to 1.80%	8.53%	to	8.03%

36

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio
Ultra Series Diversified Income Fund, Class I, Subaccount
12/31/2021	2,869	$28.34	to	$22.86	$94,409	1.79%	1.15% to 1.80%	13.59%	to	12.94%
12/31/2020	3,164	24.95	to	20.24	92,061	2.11%	1.15% to 1.80%	6.53%	to	5.80%
12/31/2019	3,632	23.42	to	19.13	99,600	1.95%	1.15% to 1.80%	18.40%	to	17.58%
12/31/2018	4,227	19.78	to	16.27	97,863	2.28%	1.15% to 1.80%	-1.93%	to	-2.57%
12/31/2017	4,826	20.17	to	16.70	114,362	2.16%	1.15% to 1.80%	12.18%	to	11.41%
Ultra Series Diversified Income Fund, Class II, Subaccount
12/31/2021	1,088	$27.49	to	$25.88	$29,739	1.68%	1.30% to 1.80%	13.13%	to	12.62%
12/31/2020	1,204	24.30	to	22.98	29,102	1.79%	1.30% to 1.80%	6.11%	to	5.51%
12/31/2019	1,483	22.90	to	21.78	33,801	1.82%	1.30% to 1.80%	17.80%	to	17.22%
12/31/2018	1,702	19.44	to	18.58	32,925	2.05%	1.30% to 1.80%	-2.31%	to	-2.82%
12/31/2017	2,044	19.90	to	19.12	40,526	2.02%	1.30% to 1.80%	11.61%	to	10.97%
Ultra Series Foundation Account, Class I, Subaccount
12/31/2021	26	$12.00	to	(a)	$312	2.32%	1.30%	-2.91%	to	(a)
12/31/2020	26	12.36	to	(a)	325	2.74%	1.30%	7.48%	to	(a)
12/31/2019	26	11.50	to	(a)	301	2.95%	1.30%	6.78%	to	(a)
12/31/2018	26	10.77	to	(a)	281	3.16%	1.30%	-1.91%	to	(a)
12/31/2017	27	10.98	to	(a)	294	2.85%	1.30%	1.76%	to	(a)
Ultra Series Foundation Account, Class II, Subaccount
12/31/2021	870	$11.85	to	$11.21	$10,288	1.88%	1.30% to 1.80%	-3.19%	to	-3.61%
12/31/2020	1,110	12.24	to	11.63	13,551	2.27%	1.30% to 1.80%	7.18%	to	6.80%
12/31/2019	1,293	11.42	to	10.89	14,733	2.21%	1.30% to 1.80%	6.73%	to	6.45%
12/31/2018	1,487	10.70	to	10.23	15,886	2.75%	1.30% to 1.80%	-2.10%	to	-2.57%
12/31/2017	1,792	10.93	to	10.50	19,558	2.51%	1.30% to 1.80%	1.58%	to	1.16%
Ultra Series High Income Fund, Class I, Subaccount
12/31/2021	523	$26.82	to	$16.93	$12,118	4.08%	1.15% to 1.80%	3.07%	to	2.42%
12/31/2020	583	26.02	to	16.53	13,086	4.73%	1.15% to 1.80%	4.71%	to	4.29%
12/31/2019	687	24.85	to	15.85	14,719	4.37%	1.15% to 1.80%	7.44%	to	6.73%
12/31/2018	828	23.13	to	14.85	16,539	5.13%	1.15% to 1.80%	-4.34%	to	-4.93%
12/31/2017	935	24.18	to	15.62	19,541	4.70%	1.15% to 1.80%	5.18%	to	4.27%
Ultra Series High Income Fund, Class II, Subaccount
12/31/2021	188	$18.28	to	$16.72	$3,403	3.95%	1.30% to 1.80%	2.58%	to	2.14%
12/31/2020	209	17.82	to	16.37	3,693	4.52%	1.30% to 1.80%	4.33%	to	3.80%
12/31/2019	248	17.08	to	15.77	4,181	4.21%	1.30% to 1.80%	7.02%	to	6.41%
12/31/2018	292	15.96	to	14.82	4,605	4.82%	1.30% to 1.80%	-4.66%	to	-5.24%
12/31/2017	335	16.74	to	15.64	5,562	4.63%	1.30% to 1.80%	4.76%	to	4.20%

37

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio
Ultra Series International Stock Fund, Class I, Subaccount
12/31/2021	819	$20.19	to	$10.26	$16,655	0.87%	1.15% to 1.80%	-2.42%	to	-3.21%
12/31/2020	919	20.69	to	10.60	19,140	1.01%	1.15% to 1.80%	7.09%	to	6.32%
12/31/2019	1,033	19.32	to	9.97	20,131	1.71%	1.15% to 1.80%	19.41%	to	18.69%
12/31/2018	1,156	16.18	to	8.40	18,896	1.57%	1.15% to 1.80%	-14.66%	to	-15.15%
12/31/2017	1,294	18.96	to	9.90	24,795	1.22%	1.15% to 1.80%	21.07%	to	20.58%
Ultra Series International Stock Fund, Class II, Subaccount
12/31/2021	385	$18.83	to	$16.21	$7,126	0.72%	1.30% to 1.80%	-2.84%	to	-3.45%
12/31/2020	469	19.38	to	16.79	8,919	0.74%	1.30% to 1.80%	6.72%	to	6.13%
12/31/2019	544	18.16	to	15.82	9,691	1.48%	1.30% to 1.80%	18.93%	to	18.59%
12/31/2018	615	15.27	to	13.34	9,219	1.35%	1.30% to 1.80%	-14.98%	to	-15.46%
12/31/2017	750	17.96	to	15.78	13,257	1.05%	1.30% to 1.80%	20.70%	to	20.09%
Ultra Series Large Cap Growth Fund, Class I, Subaccount
12/31/2021	1,476	$30.80	to	$28.92	$70,794	0.35%	1.15% to 1.80%	21.55%	to	20.80%
12/31/2020	1,680	25.34	to	23.94	66,123	0.45%	1.15% to 1.80%	12.62%	to	12.03%
12/31/2019	1,951	22.50	to	21.37	67,720	0.57%	1.15% to 1.80%	29.61%	to	28.73%
12/31/2018	2,299	17.36	to	16.60	61,428	0.67%	1.15% to 1.80%	-1.36%	to	-2.01%
12/31/2017	2,682	17.60	to	16.94	72,371	0.74%	1.15% to 1.80%	20.96%	to	20.14%
Ultra Series Large Cap Growth Fund, Class II, Subaccount
12/31/2021	325	$45.79	to	$41.25	$14,667	0.20%	1.30% to 1.80%	21.04%	to	20.47%
12/31/2020	426	37.83	to	34.24	15,900	0.25%	1.30% to 1.80%	12.16%	to	11.60%
12/31/2019	528	33.73	to	30.68	17,569	0.33%	1.30% to 1.80%	29.09%	to	28.48%
12/31/2018	686	26.13	to	23.88	17,704	0.51%	1.30% to 1.80%	-1.80%	to	-2.33%
12/31/2017	891	26.61	to	24.45	23,445	0.58%	1.30% to 1.80%	20.41%	to	19.74%
Ultra Series Large Cap Value Fund, Class I, Subaccount
12/31/2021	2,328	$22.74	to	$17.41	$77,271	1.80%	1.15% to 1.80%	20.96%	to	20.07%
12/31/2020	2,611	18.80	to	14.50	71,882	1.66%	1.15% to 1.80%	-5.05%	to	-5.97%
12/31/2019	2,908	19.80	to	15.42	84,501	1.37%	1.15% to 1.80%	23.60%	to	22.67%
12/31/2018	3,331	16.02	to	12.57	78,335	1.48%	1.15% to 1.80%	-13.55%	to	-14.14%
12/31/2017	3,808	18.53	to	14.64	104,030	2.30%	1.15% to 1.80%	14.88%	to	14.11%
Ultra Series Large Cap Value Fund, Class II, Subaccount
12/31/2021	98	$32.35	to	$29.29	$3,128	1.54%	1.30% to 1.80%	20.44%	to	19.89%
12/31/2020	128	26.86	to	24.43	3,388	1.42%	1.30% to 1.80%	-5.42%	to	-5.89%
12/31/2019	154	28.40	to	25.96	4,284	1.18%	1.30% to 1.80%	22.94%	to	22.34%
12/31/2018	169	23.10	to	21.22	3,829	1.28%	1.30% to 1.80%	-13.97%	to	-14.30%
12/31/2017	211	26.85	to	24.76	5,539	2.22%	1.30% to 1.80%	14.50%	to	13.89%

38

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio
Ultra Series Mid Cap Fund, Class I, Subaccount
12/31/2021	1,193	$57.81	to	$29.91	$69,287	0.00%	1.15% to 1.80%	24.91%	to	24.21%
12/31/2020	1,354	46.28	to	24.08	62,690	0.00%	1.15% to 1.80%	8.43%	to	7.89%
12/31/2019	1,542	42.68	to	22.32	65,495	0.00%	1.15% to 1.80%	32.75%	to	31.84%
12/31/2018	1,824	32.15	to	16.93	58,237	0.00%	1.15% to 1.80%	-2.63%	to	-3.15%
12/31/2017	2,104	33.02	to	17.48	68,776	0.00%	1.15% to 1.80%	14.37%	to	13.65%
Ultra Series Mid Cap Fund, Class II, Subaccount
12/31/2021	128	$51.21	to	$47.39	$6,487	0.00%	1.30% to 1.80%	24.45%	to	23.83%
12/31/2020	173	41.15	to	38.27	7,069	0.00%	1.30% to 1.80%	7.98%	to	7.47%
12/31/2019	214	38.11	to	35.61	8,070	0.00%	1.30% to 1.80%	32.28%	to	31.55%
12/31/2018	277	28.81	to	27.07	7,921	0.00%	1.30% to 1.80%	-2.96%	to	-3.49%
12/31/2017	357	29.69	to	28.05	10,509	0.00%	1.30% to 1.80%	13.97%	to	13.38%
Ultra Series Moderate Allocation Fund, Class I, Subaccount
12/31/2021	3,806	$17.82	to	$15.61	$68,865	2.14%	1.15% to 1.80%	6.20%	to	5.54%
12/31/2020	4,525	16.78	to	14.79	77,402	1.53%	1.15% to 1.80%	8.75%	to	8.19%
12/31/2019	5,282	15.43	to	13.67	83,217	2.08%	1.15% to 1.80%	15.41%	to	14.59%
12/31/2018	6,224	13.37	to	11.93	85,176	1.04%	1.15% to 1.80%	-5.45%	to	-6.06%
12/31/2017	7,248	14.14	to	12.70	105,079	1.92%	1.15% to 1.80%	13.57%	to	12.59%
Ultra Series Moderate Allocation Fund, Class II, Subaccount
12/31/2021	673	$24.17	to	$22.13	$16,166	2.00%	1.30% to 1.80%	5.68%	to	5.23%
12/31/2020	793	22.87	to	21.03	18,046	1.20%	1.30% to 1.80%	8.44%	to	7.85%
12/31/2019	895	21.09	to	19.50	18,790	1.65%	1.30% to 1.80%	14.74%	to	14.17%
12/31/2018	1,110	18.38	to	17.08	20,302	0.78%	1.30% to 1.80%	-5.79%	to	-6.36%
12/31/2017	1,377	19.51	to	18.24	26,765	1.60%	1.30% to 1.80%	12.97%	to	12.45%
Vanguard VIF Money Market Portfolio, Subaccount
12/31/2021	1,776	$9.93	to	$9.52	$17,506	0.01%	1.15% to 1.80%	-1.19%	to	-1.65%
12/31/2020	2,220	10.05	to	9.68	22,144	0.51%	1.15% to 1.80%	-0.79%	to	-1.43%
12/31/2019	2,159	10.13	to	9.82	21,730	2.17%	1.15% to 1.80%	1.20%	to	0.51%
12/31/2018	2,435	10.01	to	9.77	24,262	1.93%	1.15% to 1.80%	0.81%	to	0.10%
12/31/2017	3,087	9.93	to	9.76	30,548	1.04%	1.15% to 1.80%	0.00%	to	-1.11%

39

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights (continued)

(1)	The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the daily average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)	The Expense Ratio represents the annualized contract expenses of the respective contract of the Account, consisting primarily of mortality and expense risk charges, as defined in the Account Charges note. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3)	The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year. As the total return for each of the periods is presented as a range of lowest to highest percentages based on the product grouping representing the lowest and highest expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a)	This subaccount is only available in the MEMBERS Variable Annuity product that offers one class and expense ratio, therefore a range of lowest to highest is not presented.

(b)	This subaccount is only available in the MEMBERS Variable Annuity III product that offers multiple classes and expense ratios, therefore a range of lowest to highest is presented if contract owners have invested in multiple classes for the respective subaccount.

(8)	Subsequent Events

The Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

40

CMFG Life Insurance Company

Statutory Basis Financial Statements for

CMFG Life Insurance Company as of and

for the year ended December 31, 2021 and

the Consolidated Statutory Basis Financial

Statements for CMFG Life Insurance

Company and Subsidiary as of December

31, 2020 and for the Two Years Ended

December 31, 2020 and 2019, Supplemental

Schedules as of and for each of the Years

Ended December 31, 2021, 2020 and 2019

and Independent Auditor’s Report

INDEPENDENT AUDITOR’S REPORT

Audit Committee and Stockholder of

CMFG Life Insurance Company and Subsidiary

Waverly, Iowa

Opinions

We have audited the statutory basis financial statements of CMFG Life Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021 and 2020, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years ended, December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory basis financial statements as a whole. The supplemental schedule of the consolidating statutory basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and the consolidating statutory basis statements of operations, changes in capital and surplus, and cash flows (collectively “consolidating information”) for the year then ended are presented for the purpose of additional analysis of the consolidated 2020 statutory basis financial statements rather than to present the statutory basis financial statements of admitted assets, liabilities and capital and surplus, operations, changes in capital and surplus, and cash flows of the individual companies and are not a required part of the consolidated 2020 statutory basis financial statements. The supplemental schedules of selected financial data, summary investment schedule, supplemental investment risks interrogatories, and reinsurance contract interrogatories as of and for the year ended December 31, 2021 are presented for purposes of additional analysis and are not a required part of the 2021 statutory basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

March 17, 2022

CMFG LIFE INSURANCE COMPANY Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus December 31, 2021 and 2020 ($ in 000s)

Admitted Assets	2021	2020

Cash and invested assets
Bonds and notes	$9,226,509	$9,458,503
Common stocks - affiliated	1,918,157	1,150,064
Common stocks - unaffiliated	80,579	97,645
Preferred stocks - unaffiliated	4,414	4,253
Mortgage loans	1,960,658	1,981,024
Real estate occupied by the Company, at cost less accumulated depreciation	114,248	66,205
Real estate held for production of income, at cost less accumulated depreciation	1,966	1,484
Contract loans	105,777	107,766
Derivatives	14,072	27,830
Other invested assets	1,854,917	1,249,405
Receivables for securities sold	24,366	2,947
Securities lending assets	398,300	387,166
Cash, cash equivalents and short-term investments	75,596	193,571

Total cash and invested assets	15,779,559	14,727,863

Premiums deferred and uncollected	311,174	272,652
Accrued investment income	77,613	83,866
Federal income taxes recoverable	146,113	194,962
Net deferred tax asset	99,975	101,847
Amounts due from reinsurers	22,616	1,578
Electronic data processing equipment - at cost less accumulated depreciation	6,121	7,163
Receivables from affiliates	132,566	89,649
Other assets	109,889	105,154
Separate account assets	9,649,953	8,661,664

Total admitted assets	$26,335,579	$24,246,398

See accompanying notes to statutory basis financial statements	3

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, continued

December 31, 2021 and 2020

($ in 000s)

Liabilities and Capital and Surplus	2021	2020

Liabilities
Policy reserves
Life insurance and annuity contracts	$9,523,917	$9,278,969
Accident and health contracts	993,568	937,553
Liability for deposit-type contracts	773,568	776,997
Policy and contract claims	179,086	152,968
Dividends payable to policyholders	23,870	40,415
Advance premium and experience refunds	89,119	93,622
Reinsurance payable	13,007	4,023
Interest maintenance reserve	36,199	27,929
Liability for employee retirement plans	266,703	250,205
Amount held for others	26,675	19,149
Payable to affiliates	86,362	64,790
Commissions, expenses, taxes, licenses, and fees accrued	219,480	193,375
Notes and interest payable	140,004	345,036
Asset valuation reserve	718,509	576,750
Derivatives	8,907	30,375
Payable for securities purchased	23,288	4,495
Margin liabilities	341,239	215,856
Other liabilities	14,018	25,576
Payable for securities lending	398,300	387,166
Transfers to (from) separate accounts	(14,330)	(15,541)
Separate account liabilities	9,649,953	8,661,664

Total liabilities	23,511,442	22,071,372

Capital and surplus
Capital
Common stock, $1 par value, 7,500,000 shares authorized, issued and outstanding	7,500	7,500
Paid-in capital	874,232	70,837
Surplus notes	69,545	77,273
Unassigned surplus	1,872,860	2,019,416

Total capital and surplus	2,824,137	2,175,026

Total liabilities and capital and surplus	$26,335,579	$24,246,398

See accompanying notes to statutory basis financial statements	4

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Operations

Years Ended December 31, 2021, 2020, and 2019

($ in 000s)

	2021	2020	2019
Income
Premiums and other considerations
Life and annuity contracts	$3,912,412	$4,124,107	$3,377,637
Accident and health contracts	576,185	581,429	584,284
Supplementary contracts	13,067	19,114	26,621
Net investment income	705,167	568,060	599,161
Reinsurance commissions	3,012	1,627	1,231
Commission and fee income	53,675	68,859	65,813
Other income (loss)	7,454	5,612	13,041

Total income	5,270,972	5,368,808	4,667,788

Benefits and expenses
Death and annuity benefits	786,134	710,976	570,564
Disability and accident and health benefits	225,197	228,389	230,010
Interest on deposit-type contracts	22,834	23,544	24,055
Other benefits to policyholders and beneficiaries	1,757	1,598	2,394
Surrender benefits	1,973,545	1,725,843	1,587,332
Payments on supplementary contracts with life contingencies, interest and adjustments on policy or deposit-type contract funds, and group conversions	34,875	36,141	37,244
Increase in policy reserves-life and annuity contracts and accident and health insurance	300,954	913,188	653,007
General insurance expenses	814,802	764,471	763,224
Insurance taxes, licenses, fees, and commissions	250,566	162,954	99,072
Net transfers to separate accounts	631,174	607,644	480,086

Total benefits and expenses	5,041,838	5,174,748	4,446,988

Income before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses)	229,134	194,060	220,800

Dividends to policyholders	25,490	42,151	25,329

Income before federal income tax (benefit) and net realized capital (losses)	203,644	151,909	195,471
Federal income tax expense (benefit)	(13,759)	(98,768)	(18,017)

Income before net realized capital gains (losses)	217,403	250,677	213,488
Net realized capital gains (losses), excluding gains transferred to IMR, net of tax expense (2021 - $76,448; 2020 - $34,192; 2019 - $24,870) excluding taxes transferred to (from) IMR (2021 - ($3,190); 2020 - ($1,493); 2019 - ($2,257))	(61,330)	(87,662)	(7,722)

Net income	$156,073	$163,015	$205,766

See accompanying notes to statutory basis financial statements	5

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Changes in Capital and Surplus

Years Ended December 31, 2021, 2020, and 2019

($ in 000s)

	2021	2020	2019
Capital and surplus at beginning of year	$2,175,026	$2,197,648	$2,254,820
Additions (deductions)
Net income	156,073	163,015	205,766
Change in unrealized capital gains (losses), net of tax expense (benefit) - (2021 - $74,895; 2020 - ($8,341); 2019 - ($4,426))	290,205	(143,872)	(27,681)
Change in unrealized foreign exchange capital gains (losses), net of tax expense (benefit) - (2021 - ($83); 2020 - $306; 2019 - $289)	(257)	1,038	886
Change in net deferred income tax	64,382	(8,102)	(14,931)
Change in nonadmitted assets	(437,630)	(4,759)	29,851
Change in asset valuation reserve	(141,759)	17,733	(218,472)
Change in employee retirement plans, net of tax expense (benefit) - (2021 - $648; 2020 - ($3,229); 2019 - ($1,753))	2,438	(12,149)	(6,591)
Dividends to stockholder	(80,000)	(38,000)	(26,000)
Paid in capital	803,395	8,000	-
Change in reserve valuation basis	(8)	2,201	-
Change in surplus notes	(7,728)	(7,727)	-

Net additions (deductions)	649,111	(22,622)	(57,172)

Capital and surplus at end of year	$2,824,137	$2,175,026	$2,197,648

See accompanying notes to statutory basis financial statements	6

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Cash Flows

Years Ended December 31, 2021, 2020, and 2019

($ in 000s)

	2021	2020	2019

Cash from operating activities
Premiums and other considerations	$4,431,700	$4,663,001	$3,987,017
Net investment income received	644,806	514,487	605,357
Reinsurance commissions	1,103	1,121	1,231
Other income	67,684	70,768	70,889
Policy and contract benefits and dividends paid	(3,040,069)	(2,694,526)	(2,448,067)
Operating expenses paid	(994,405)	(880,098)	(839,603)
Federal income taxes paid	(17,118)	(107,694)	(26,732)
Net transfers (to) from separate accounts	(665,714)	(692,981)	(417,880)

Net cash provided by operating activities	427,987	874,078	932,212

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,767,689	1,224,339	1,397,360
Stocks	113,893	116,573	119,905
Mortgage loans	390,731	241,784	134,470
Other invested assets	261,482	172,709	338,010
Net change in receivables from securities sold	-	-	72
Miscellaneous proceeds	35,607	14,872	68,877
Total investment proceeds	2,569,402	1,770,277	2,058,694
Cost of investments acquired
Bonds and notes	1,455,248	1,543,681	2,244,552
Stocks	91,844	134,484	180,045
Mortgage loans	370,366	298,626	309,504
Real estate	54,407	14,832	7,734
Other invested assets	1,534,983	403,492	376,093
Miscellaneous applications	32,351	78,386	171,495
Total investments acquired	3,539,199	2,473,501	3,289,423
Net increase in contract loans	1,989	1,327	3,133

Net cash used in investing activities	(967,808)	(701,897)	(1,233,862)

Cash from financing and miscellaneous activities
Paid-in capital	803,395	-	-
Borrowed (repaid) funds, net	(191,698)	21,041	72,719
Payment of surplus notes	(7,728)	(7,727)	-
Net deposits (withdrawals) on deposit-type contracts	(23,876)	(2,781)	72,804
Dividends to stockholder	(80,000)	(38,000)	(26,000)
Other cash provided (used)	(51,837)	(42,939)	182,717

Net cash provided by (used in) financing and miscellaneous activities	448,256	(70,406)	302,240

See accompanying notes to statutory basis financial statements	7

CMFG LIFE INSURANCE COMPANY

Statutory Basis Statements of Cash Flows, continued

Years Ended December 31, 2021, 2020, and 2019

($ in 000s)

	2021	2020	2019
Net change in cash, cash equivalents and short-term investments	$(91,565)	$101,775	$592
Cash, cash equivalents and short-term investments at the beginning of year	167,161	91,796	91,204

Cash, cash equivalents and short-term investments at the end of year	$75,596	$193,571	$91,796

Supplemental disclosure of non-cash transactions
Non-cash exchange of bonds and notes, disposals - tax free	$(79,201)	$(128,055)	$(135,899)
Non-cash exchange of bonds and notes, acquisitions - tax free	79,201	128,055	135,899
Non-cash receipt (return) of bonds and notes from securities lending	10,613	(5,148)	6,148
Cash paid during the year for interest	9,267	11,044	13,580
Interest capitalization	217	-	11
Receipt of bonds and notes to settle receivable from affiliate	54,323	105,911	48,014
Transfer of bonds and notes to settle payable to affiliate	(27,988)	(77,357)	-
Capital contribution of securities to affiliates	-	(8,000)	-
Contribution of securities from parent	-	8,000	-
Dividend income - receipt of bonds from subsidiary	70,080	79,666	39,627
Dissolution of holding company - other invested assets	(1,093,815)	-	-
Transfer of subsidiaries to equity securities after dissolution	1,093,815	-	-
Forgiveness of demand note in exchange for equity interest in MCA Fund III Holding	-	(211,020)	-
Receipt of debt securities in exchange for equity interest in MCA Fund III Holding	-	202,200	-
Receipt of demand note in exchange for equity interest in MCA Fund III Holding	-	211,020	-

See accompanying notes to statutory basis financial statements	8

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 1: Nature of Business

The statutory basis financial statements as of and for the year ended December 31, 2021 include the accounts of CMFG Life Insurance Company (“CMFG Life” or “the Company” ). The statutory basis financial statements as of December 31, 2020 and for the years ended December 31, 2020 and 2019 include the accounts of CMFG Life and its indirect wholly-owned subsidiary, MEMBERS Life Insurance Company (“MEMBERS Life”) (collectively “the consolidated Company”). In 2020, MEMBERS Life requested and received approval from the Securities and Exchange Commission (“SEC”) to file its statutory-basis statements with its registered annuity product filings and therefore a consolidated statement filing is no longer needed. MEMBERS Life is a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is a wholly-owned subsidiary of CMFG Life. CMFG Life and MEMBERS Life are stock life insurance companies organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. Their primary products include group credit life and group credit disability, retirement plan group annuities and plan administration, group life and disability products and individual life, health and annuity policies.

The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. The Company markets its products through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company’s subsidiaries and affiliates are engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance and other businesses, most of which are targeted and designed for credit unions and their members. MEMBERS Life sells variable and indexed annuity contracts to consumers through face-to-face distribution channels. It also distributes whole life policies and services existing blocks of individual and group life policies. MEMBERS Life has reinsurance agreements with CMFG Life under which it cedes 100% of its business to CMFG Life. These agreements have been eliminated in the consolidated results for 2020 and 2019.

On July 31, 2021, the Company acquired Preneed Holdings, LLC (“Preneed Holdings”) and various intangible assets related to internally developed software that are nonadmitted. American Memorial Life Insurance Company (“AMLIC”), Union Security Insurance Company (“USIC”), and Mt. Rushmore Road, LLC (Mt. Rushmore) were wholly-owned subsidiaries of Preneed Holdings. AMLIC and USIC are life insurance companies that provide pre-funded funeral (“preplanning”) insurance, final expense products and other life insurance products to consumers. Mt. Rushmore holds real estate assets. Subsequently, Preneed Holdings was dissolved and all subsidiaries became wholly-owned subsidiaries of CMFG Life. See Note 3, Investment in Common Stocks - Affiliated, for additional information on the Company’s acquisition of Preneed Holdings.

The Company is authorized to sell life, health and annuity policies in all 50 states and the District of Columbia and most of its revenue and that of its affiliated companies is generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represent more than 9% of the Company’s premium for the year ended December 31, 2021, and 7% and 8% of the consolidated Company’s premiums for the years ended December 31 2020, and 2019, respectively. The Company’s group and individual annuity premiums represented 64% of total premiums for the year ended December 31, 2021 and for the consolidated Company 68% and 64% of total premiums for the years ended December 31, 2020 and 2019, respectively.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s and the consolidated Company’s affiliates. See Note 6 for a description of these transactions. While the Company and the consolidated Company believe that these transactions were at reasonable terms, the results of operations of the Company and the consolidated Company may have differed had these transactions been consummated with unrelated parties.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

In March 2020, the World Health Organization declared a worldwide pandemic regarding the outbreak of a novel coronavirus disease (“COVID-19”). The pandemic has affected the states where the Company operates, causing economic effects including temporary closures of businesses and reduced consumer activity. Because of the size, breadth and length of the pandemic, all of the direct and indirect consequences of COVID-19 are not yet known and may not emerge for some time. The COVID-19 pandemic has created a higher risk of mortality, negatively impacted the U.S. and global economy, and created increased volatility in capital markets. As a result, the Company’s ability to sell products through its regular channels and the demand for its products and services could be impacted. The extent to which the COVID-19 pandemic could continue to impact the Company’s business, results of operations, or financial condition will depend on continued future developments which are highly uncertain and cannot be predicted. To date, the Company has not experienced any material impacts to its financial position or results of operations and related cash flows.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”). All intercompany accounts and transactions were eliminated from the statutory basis financial statements as of December 31, 2020 and for years ended December 31, 2020 and 2019.

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile.

Prescribed Statutory Accounting Practice

CMFG Life uses the following prescribed statutory accounting practice approved by the Insurance Department which differs from practices in the APPM: CMFG Life holds bonds and mortgage loans in its separate account for its variable and equity indexed annuities. Insurance entities are required to report assets allocated to the separate account at fair value. As a result of the prescribed practice, CMFG Life reports certain assets at amortized cost, including the mortgage loans and bonds allocated to the separate account for its single premium deferred index annuity, single premium deferred modified guaranteed index annuity, flexible premium variable and index-linked deferred annuity, and single premium deferred index-linked interest options annuity. Bonds are held at amortized cost or at fair value, based on the security’s NAIC designation. Net income is not affected by this prescribed practice.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

A reconciliation of the Company’s and the consolidated Company’s capital and surplus as calculated by the accounting practices promulgated in the APPM and prescribed by the Insurance Department is shown below as of December 31.

	Capital and Surplus
	2021	2020
As determined using APPM	$3,005,386	$2,517,784
Prescribed practice
Carrying value of separate account assets	(181,249)	(342,758)
Total effect of prescribed practice	(181,249)	(342,758)
As reported	$2,824,137	$2,175,026

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes, prepaid expenses, furniture, equipment, goodwill and certain receivables) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s and the consolidated Company’s ability and intent to hold or trade the securities.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP the change is reflected in net investment income.

Affiliated common stocks are accounted for on the equity method using the Company’s and the consolidated Company’s ownership percentage and the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity, adjusted, where applicable, for unamortized goodwill. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory carrying value. The financial statements of affiliates must be audited, or they are nonadmitted. Equity in the earnings and other equity activity of affiliates is reflected in the statement of changes in capital and surplus as changes in net unrealized capital (losses). Under GAAP, majority-owned subsidiaries are consolidated and equity in the earnings of unconsolidated affiliates is reported in the statement of operations and comprehensive income.

Dividend income from affiliates is recorded in net investment income. Under GAAP, dividends reduce the carrying value of the investment in unconsolidated affiliates.

For statutory accounting, the change in fair value of unaffiliated common stock is recorded in surplus in the statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated common stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

For statutory accounting, the amortization of low-income housing tax credit investments (“LIHTC”) is reported in net investment income, whereas for GAAP reporting, the amortization is reported in income tax expense.

Under GAAP, the ineffectiveness of a fair value hedge or cash flow hedge, if any, is recorded as net realized capital gains (losses). On a statutory basis, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item. Under GAAP, the change in fair value of a non-hedge derivative is recorded as net realized capital gains (losses). On a statutory basis, derivatives used in a hedging transaction which do not meet the criteria for hedge accounting are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Embedded derivatives in certain annuity contracts are not bifurcated from the host contract for statutory accounting, whereas under GAAP accounting the embedded derivatives are bifurcated from the host contract and accounted for and reported separately at fair value.

The changes in fair value of derivative contracts are recorded in unassigned surplus as a change in net unrealized capital (losses), while under GAAP they are recorded in the statement of operations and comprehensive income unless the contracts meet certain hedge accounting criteria.

For statutory accounting (other than loan-backed securities), after an other-than-temporary impairment of bonds is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold the security until it has recovered, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows.

The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually.

For statutory accounting, the Company and the consolidated Company establish an allowance for credit losses on reinsurance recoverables when it concludes that it is probable that an individual reinsurer will not meet its obligations. Under GAAP, the establishment of an allowance for credit losses on reinsurance recoverables is based on lifetime expected losses for pools of similar reinsurers, segmented by credit rating.

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

All leases are classified as operating leases for statutory accounting. Under GAAP, a right-of-use (“ROU”) asset and lease liability are recorded for all leases. ROU assets are depreciated on a straight-line basis, and the lease liability is reduced over the lease term as payments are made.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Under both GAAP and statutory accounting, employers establish a prepaid asset or liability, as applicable, for the difference between the benefit obligation and the fair value of benefit plan assets. Gains or losses and prior service costs or credits are recognized as a component of comprehensive income for GAAP; on a statutory basis these items are reflected in the Company’s and the consolidated Company’s surplus.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.

Deposits, surrenders, and benefits on certain annuity and deposit administration contracts, including those recorded in the separate accounts, are recorded in the statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Single premium deferred index annuities, single premium deferred modified guaranteed index annuities, flexible premium variable and index-linked deferred annuities, and single premium deferred index-linked interest option annuities are reported as a separate account product for statutory accounting. For GAAP, only the variable annuity component of the flexible premium variable and index-linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

The provision for policyholder dividends is based on the board of directors’ determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year; under GAAP, dividends are provided for ratably over the premium-paying period in accordance with dividend scales that are based on experience of the participating policies.

Under statutory accounting, the Company and the consolidated Company are required to include in net investment income and general insurance expense an amount representing rental income for occupancy of their own buildings. Such income and expense are not recorded under GAAP.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

Surplus notes meeting regulatory requirements are reported as part of statutory capital and surplus, but under GAAP they are reported as a liability.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Under GAAP, an acquisition is accounted for using the purchase method, such that goodwill is the difference between the acquisition price and the fair values of the acquired assets and liabilities. Acquired assets include intangible assets. After the acquisition, intangible assets with definite lives are amortized to income over the expected period of benefit. Under GAAP, a non-public business entity can elect to amortize goodwill. Further, an acquiring entity is permitted to push down the fair values of acquired assets and liabilities, including goodwill, to the acquired entity’s balance sheet (“pushdown accounting”). For statutory accounting, goodwill is the difference between the acquisition price and the statutory book value of the acquired entity and the acquiring entity records goodwill as a component of the investment in the acquired subsidiary. Intangible assets other than goodwill are not recognized and pushdown accounting is not allowed for statutory reporting. Statutory goodwill is amortized over ten years as an adjustment to unrealized capital gains (losses) and goodwill in excess of ten percent of adjusted capital and surplus is nonadmitted.

Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, the asset for contingent future payments, policy reserve valuations, reinsurance balances, policy and claim reserves, and pension and postretirement obligations are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Common stocks – affiliated: Affiliated common stocks are accounted for on the equity method using the Company’s ownership percentage applied to the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity, adjusted, where applicable, for unamortized goodwill. Goodwill in excess of ten percent of adjusted capital and surplus is nonadmitted. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory equity. The adjustments primarily are to treat certain assets as nonadmitted. Other affiliates are valued using their GAAP equity. The financial statements of the affiliate must be audited or its carrying value is reduced to zero. If net gains by the affiliates are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the dividend and the previously net unrealized capital gains are reversed.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Certain affiliates are owned by CMIC. For 2020, the valuation of these affiliates, excluding MEMBERS Life, is reflected in the CMIC carrying value. For 2021, the valuation of these affiliates includes MEMBERS Life in the Company’s carrying value of CMIC. Changes in carrying amounts are reported directly in unassigned surplus.

Common stocks - unaffiliated: Investments in unaffiliated common stocks are stated at fair value.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or NAIC fair value depending on the assigned credit rating and whether the preferred stock has mandatory sinking fund provisions.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral.

Real estate occupied by the Company and real estate held for production of income: Real estate occupied by the Company and real estate held for the production of income are carried at cost net of accumulated depreciation. Real estate is depreciated using the straight-line method over the useful lives of the assets, ranging from five to fifty years. Depreciation expense is included in investment expense. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized capital gains (losses). Real estate is deemed to be impaired when the carrying value exceeds the sum of the undiscounted cash flows expected to result from the investment.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets includes limited partnerships and limited liability companies (together, “limited partnerships”), LIHTC and investments in surplus notes carried at amortized cost.

Limited partnerships primarily represent interests in affiliates, which invest in unaffiliated limited partnerships and are accounted for using the equity method of accounting with changes in carrying amounts recorded directly to unassigned surplus. Accordingly, the Company’s investments in these limited partnerships are carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnerships. Due to the timing of the availability of financial statements from the partnerships’ general partners, limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

LIHTC are investments in partnerships that generate and realize low income housing tax credits. LIHTC are carried at amortized cost, unless considered impaired, and are accounted for using the proportional amortization method. Under the proportional amortization method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

Securities lending assets and payable for securities lending: The Company and its related separate account participate in a securities lending program, whereby certain securities are loaned for a short period of time from the Company’s portfolio to qualifying third parties. Terms of the agreement are for borrowers of these securities to provide collateral of at least 102% of the fair value of the loaned securities; the Company is permitted by contract to sell or repledge this collateral. Acceptable collateral may be in the form of cash or U.S. government securities as outlined in the securities lending agreement. The fair value of the loaned securities is monitored daily and additional collateral is obtained if the fair value of the collateral falls below 102% of the fair value of the loaned securities. The Company reinvests the collateral in reverse repurchase agreements, which are recorded at amortized cost and are included in securities lending assets and separate account assets, for the general account and separate account, respectively. The loaned securities remain an asset of the Company. A liability is also recorded for the same amount to reflect the obligation to return the collateral to the payer.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The Company typically invests cash collateral in short-term securities through the use of reverse repurchase agreements. Under reverse repurchase agreements, the Company transfers cash or short-term securities to approved counterparties and receives U.S. Treasury or investment grade securities pledged as collateral.

Income associated with securities lending transactions within the general account is reported as a component of net investment income on the Company’s statutory basis statements of operations.

The Company’s exposure to credit risk related to the securities lending program and reverse repurchase agreements is limited, due to the nature of the collateral received. The Company has counterparty exposure on these transactions in the event of a counterparty default to the extent the collateral security’s value declines below the amount of cash or securities the Company delivered to acquire the collateral. The short-term nature of the transactions reduces that exposure. See Note 3 for further details on the Company’s securities lending program.

Net investment income: Net investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received. Limited partnership income is recorded and classified in accordance with general partner instructions. Distributions from underlying investments in limited partnerships, other than those classified as a return of capital, are reported as net investment income.

Net realized capital gains: Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses).

Net unrealized capital (losses): Net unrealized capital (losses) are included in unassigned surplus, net of deferred federal income taxes.

NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments.

The number of 5GI securities, by investment type, and the statement value and fair value for those securities at December 31, 2021 is shown in the following table.

	Number of 5GI	Aggregate Statement	Aggregate
	Securities	Value	Fair Value
Bonds and notes	2	$6,799	$7,353
Preferred stock	1	34	76
Total	3	$6,833	$7,429

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The number of 5GI securities, by investment type, and the statement value and fair value for those securities at December 31, 2020 is shown in the following table.

	Number of 5GI	Aggregate Statement	Aggregate
	Securities	Value	Fair Value
Bonds and notes	2	$2,213	$2,431
Total	2	$2,213	$2,431

Cash, Cash Equivalents and Short-term Investments

Cash includes unrestricted deposits in financial institutions and short-term investments include those with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less. Short-term investments and cash equivalents, other than money market mutual funds, are reported at amortized cost, which approximates fair value. Money market mutual funds are valued based on the closing price as of December 31.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Electronic Data Processing Equipment, Software, Furniture and Equipment, Leasehold Improvements

Equipment and computer software are carried at cost net of accumulated depreciation; other than electronic data processing (EDP) equipment, most such assets are nonadmitted. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to five years. The following table is a summary of equipment and software as of December 31:

	2021	2020

Electronic data processing equipment-admitted
Electronic data processing equipment	$29,456	$27,653
Accumulated depreciation	(23,335)	(20,490)

Net electronic data processing equipment-admitted	6,121	7,163

Equipment, leasehold improvements and software-nonadmitted
Furniture and equipment	40,308	39,299
Leasehold improvements	19	964
Internally developed software	212,375	191,753
Purchased software	28,029	27,915

Total equipment, leasehold improvements and software-nonadmitted	280,731	259,931
Accumulated depreciation-nonadmitted	(196,811)	(166,696)

Net equipment, leasehold improvements and software-nonadmitted	83,920	93,235

Net equipment, leasehold improvements and software	$90,041	$100,398

Depreciation expense totaled $16,068, $17,392, and $14,161, in 2021, 2020, and 2019, respectively.

Other Assets

Other assets primarily consist of company-owned life insurance (“COLI”), carried at the cash surrender value of $99,019 and $98,236 as of December 31, 2021 and 2020, respectively. Changes to the cash surrender value are recorded in other income in the statutory basis statements of operations. The cash surrender value of COLI was invested in a diversified limited partnership.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

Reserves for incurred but not reported losses are recorded as the difference between paid losses to-date and the ultimate loss selections for each accident year. Expected development on reported credit disability claims is calculated using continuance tables, which provide the probability that a claim, at a given age, will have additional payments. These tables are calculated using actual historic company experience. Expected development is combined with paid losses for use in actuarial techniques using reported losses.

Actuarial techniques for unpaid claims and claim adjustment expenses primarily include paid and reported development techniques, their corresponding Bornhuetter-Ferguson methods (a combination of the expected loss ratio and paid development or reported development method), and prior ultimate loss selections. Expected loss ratio inputs for an accident year are generally based on the most recent quarterly financial forecast, which considers historic loss experience and current trends. Reserves for adjusting expenses are set as a percentage of the unpaid loss estimate, based on internal studies.

Within any one line of business, the methods that are given more influence vary based primarily on the maturity of the accident year, the mix of business and the particular internal and external influences impacting the claims experience or the methods.

Gross reserves for unpaid claims and claim adjustment expenses of $206,281 and $235,866, principally those resulting from a disability, are discounted at rates between 0.95% and 0.99% as of December 31, 2021 and 0.63% and 0.99% as of 2020. The aggregate discount deducted from gross reserves was $4,426 and $5,171 as of December 31, 2021 and 2020, respectively. Interest accretion, a result of unwinding the prior year discount, of $3,188, $2,723 and $2,444 was recorded in disability and accident and health benefits within the statutory basis statements of operations for the years ended December 31, 2021, 2020 and 2019, respectively.

Policy Reserves

Credit life and disability reserves: Credit disability policy reserves are computed primarily using the mean rule and rule of anticipation methods, which reflect statutory requirements and industry standards. Credit life policy reserves are calculated as the higher of a mortality reserve or an unearned premium reserve using the rule of anticipation method, compared on an aggregate basis. The mortality reserve is based on the 2001 CSO Male Composite Ultimate Mortality Table.

Group long-term disability reserves: Group long-term disability reserves are calculated using the 1987 Commissioners Group Disability Table at a 3.0% to 6.0% interest rate, which varies by issue date. For 2008 and prior accident years, the whole life interest index is used. For accident years 2009 and subsequent years, the single premium immediate annuity interest index, less 100 basis points, is used.

Universal life and variable universal life reserves: The reserve is equal to the account balance and unearned revenue.

Pension risk transfer reserves: Pension risk transfer reserves are computed using the Commissioners’ Reserve Valuation Method (“CRVM”), which reflects statutory requirements.  Valuation interest rates are determined by taking the minimum of the Valuation Manual (“VM”) 22 valuation rate and the New York Principles Based Reserve (“PBR”) valuation rate.  Interest rates that are used in determining the present value of future payments range from 0.8% to 4.3% for 2021 and 2020 and 2.3% to 4.3% in 2019.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Life insurance reserves: Traditional life insurance reserves are computed on either the net level reserve basis or the CRVM basis dependent on product type and issue date. Depending upon the issue year, either the American Experience table, the American Men table, or the 1941, 1958, 1980, 2001, or 2017 Commissioners Standard Ordinary mortality table is used. Interest assumptions range primarily from 2.25% to 6.0% in 2021, 2.0% to 6.0% in 2020 and 2.0% to 6.0% in 2019.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

The Company had $1,645,622, $1,348,177, and $1,516,602 at December 31, 2021, 2020, and 2019, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law set by Iowa regulations. The Company included additional premium deficiency reserves of $13,503 and $8,909 at December 31, 2021 and 2020, respectively, in policy reserves on the statutory basis statements of admitted assets, liabilities and capital and surplus for these policies. The Company anticipates net investment income as a factor in the premium deficiency reserve calculation.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Group pension annuity reserves: Policyholder reserves related to group pension annuity contracts are computed using the CRVM during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 0.8% to 3.0% in 2021, 2020 and 2019. The future minimum guaranteed interest credited rates during the life of the contracts range from 1.00% to 2.25% in 2021, 2020 and 2019. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 0.75% to 7.5% in 2021, 2.25% to 7.5% in 2020 and 2.3% and 7.5% in 2019. Reserves for the group pensions immediate annuities are in excess of the minimum reserve standards as defined in the standard valuation law, NAIC Appendix A-820.

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with Actuarial Guideline 33 and 35 and VM 21 for fixed annuities, equity indexed annuities and variable annuities before contract annuitization; single premium immediate annuities and all matured contracts (fixed annuities, equity indexed annuities and variable annuities) in payout phase are computed using the CRVM along with VM 22 and PBR requirements. For the first ten free look days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value. Current interest rates credited during the contract accumulation period range from 1.0% to 5.0% in 2021, 2020, and 2019. The future minimum guaranteed interest credited rates during the life of the contracts range from 0.1% to 4.5% in 2021, and 1.0% to 4.5% in 2020 and 2019. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 0.75% to 7.5% in 2021 and 2020 and 2.25% to 7.5% in 2019.

Long-term care reserves: Long-term care (“LTC”) reserves consist of active life reserves and disabled life reserves. LTC active life reserves are computed on the one-year full preliminary term basis. Disabled life reserves are computed as the present value of expected claim payments. Mortality assumptions depend on the issue year; the Adjusted 1980 Commissioners Standard Ordinary, 1983 Group Annuity Mortality and 1994 Group Annuity Mortality tables are used. Morbidity assumptions are based on historical claims experience and industry and consultant experience studies. Lapse rate assumptions are based on issue year and are the maximum allowed termination rates for LTC policies specified in VM 25. Valuation interest rates are the dynamic whole life interest rate based on the issue year and range from 3.5% to 5.0%. For disabled life reserves, the disablement date is considered to be the issue date for the purpose of determining the mortality tables and interest rates. In 2021, the Company recorded additional LTC reserves of $31,957, net of reinsurance, as a result of estimates of higher expected morbidity and persistency.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and funding agreements issued to the Federal Home Loan Bank of Des Moines (“FHLB”).

Provision for Participating Policyholder Dividends

Policyholder dividends are paid on certain policies, primarily individual life insurance. Dividends are approved by the board of directors, based on experience of the participating policies, and recorded on an accrual basis. Dividends are paid on policies representing 40% and 43% of the individual life direct and assumed policy reserves of $2,371,392 and $2,209,285 as of December 31, 2021 and 2020, respectively.

The Company pays dividends pursuant to a dividend protection mechanism (“DPM”) agreement with the states of New York and Iowa. If the contribution to surplus of the participating policies subject to the DPM exceeds a threshold, the Company is required to pay dividends in excess of the amounts paid using current dividend scales. The Company determined that additional dividends of $16,200 must be paid by December 31, 2025 in order to comply with the DPM, which was accrued in dividends payable to policyholders in the statutory basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2020. These additional dividends were paid during 2021; no additional dividend liability related to the DPM is accrued as of December 31, 2021.

Revenue Recognition

Credit life and disability coverages are offered on either a single premium or monthly premium basis and revenue is earned in relation to anticipated benefits to policyholders. Term life, whole life, universal life, variable universal life, accidental death and dismemberment and LTC insurance premiums are recognized as premium income when due. Annuity deposits and contractual fees are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate. Consideration received on deposit-type contracts, which do not contain any life contingencies, are recorded directly to the related reserve liability.

The Company has entered into retrospective rating agreements for certain credit life and credit disability contracts. Premium for contracts subject to these agreements was $332,615 in 2021, $348,796 in 2020, and $375,060 in 2019. Retrospective premiums are accrued in premium individually for each qualifying policy based on premium and claim experience. Accrued retrospective premium receivables are treated as nonadmitted because they have no fixed due date.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Credit Union Reimbursements

The Company and the consolidated Company reimburse credit unions for certain administrative expenses that arise due to the production of new and renewal business, primarily credit insurance and life and accident and health products sold by direct mail. The Company incurred and expensed $241,591 for the year ended December 31, 2021, and the consolidated Company incurred and expensed $229,898 and $234,205 for the years end December 31, 2020, and 2019, respectively. Credit union reimbursements are recorded in general insurance expenses in the statutory basis statements of operations.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5 for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company and the consolidated Company is subject to tax-related audits. The Company and the consolidated Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted by the U.S. federal government on March 27, 2020. The significant income tax provisions of this legislation and impact on the consolidated Company’s statutory basis financial statements are described in Note 5, Income Tax.

Derivative Financial Instruments

The Company uses derivatives, such as swaps, options, and futures to manage exposure to various currency and market risks. Most derivatives are recorded at estimated fair value with changes in fair value recorded as net unrealized capital (losses) in unassigned surplus. Swaps used to hedge the interest rate and foreign currency exposure of bonds are recorded at amortized cost. When such derivatives are sold or otherwise disposed of, the Company records a net realized capital gain (loss).

The Company may designate certain derivatives as fair value hedges or cash flow hedges. At inception of the hedge, the Company formally documents the hedging relationship, risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. The Company performs procedures to assess the effectiveness of the hedging relationship and the change in fair value associated with any ineffectiveness is recorded in net realized investment gains (losses).

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Reinsurance

Reinsurance premiums claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company and the consolidated Company have evaluated their reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

Separate Accounts

The Company and the consolidated Company issues variable annuities, variable life insurance policies, and assumes single premium deferred index annuities, single premium deferred modified guaranteed index annuities, flexible premium variable and index-linked deferred annuities and single premium deferred index-linked interest option annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. Variable annuity and variable life insurance contract holders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Some policies contain contract provisions wherein the Company and the consolidated Company guarantees either a minimum return or account value upon death, partial withdrawal or at a specified contract anniversary date. The liabilities for these guarantees are included in policy reserves for life insurance and annuity contracts in the statutory basis statements of admitted assets, liabilities and capital and surplus.

Separate account assets for the variable annuity, variable life, and the variable annuity component of the flexible premium variable and index-linked deferred annuity are stated at fair value.

Bonds within the single premium deferred index annuity flexible premium variable and index-linked deferred annuity and single premium deferred index-linked interest option annuity separate account assets are stated at amortized cost, or at the lower of amortized cost or fair value, based on the security’s NAIC designation. The Company and the consolidated Company also reports mortgage loans held in the separate account at amortized cost. See Note 2 – Summary of Significant Accounting Policies, Prescribed Statutory Accounting Practice for details on this treatment. Separate account liabilities are accounted for in a manner similar to other policy reserves. In the event that the asset values of certain contract holder’s accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to income. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company and the consolidated Company in the accompanying statutory basis statements of operations. Net investment income and net realized and unrealized capital gains and losses of the separate account assets, with the exception of assets related to single premium deferred index annuities and the risk control accounts of the single premium deferred modified guaranteed index annuities, flexible premium variable and index-linked deferred annuities and single premium deferred index-linked interest options annuities, accrue directly to the contract holders and, therefore, are not included in the Company’s and the consolidated Company’s statutory basis statements of operations.

Variable annuity and variable life contract holders are able to invest in investment funds managed for their benefit. Approximately 14% and 17% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of December 31, 2021 and 2020, respectively.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The Company and the consolidated Company invests the single premium deferred index annuity, single premium deferred modified guaranteed index annuity, flexible premium variable and index-linked deferred annuity and single premium deferred index-linked interest options annuity premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index-linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with the issuance date. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term, only the Secure Account will be available as an option to the policyholder.

Foreign Exchange

The Company’s statutory basis financial statements are impacted by foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies. Revenues and expenses of foreign branch operations are translated into U.S. dollars at a weighted average exchange rate for the period.

Assets and liabilities are translated at the exchange rate existing on the balance sheet date. Changes in asset and liability values due to fluctuations in foreign currency exchange rates are recorded as net unrealized capital (losses) until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized foreign exchange gains and losses are reversed and the foreign exchange gain or loss for the entire holding period is recorded as a realized gain or loss.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, common stocks and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Commission and Fee Income

The Company acts as an investment advisor and administrator of employee benefit plans. Revenues for advisory services are largely based upon contractual rates applied to the fair value of the customer’s portfolio and are recognized on a pro rata basis. Fees received for employee benefit plan recordkeeping and reporting services are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service.

Benefit Plans

The Company’s and the consolidated Company’s employees participate in qualified defined benefit pension plans sponsored by TruStage Financial Group, Inc. (“TruStage”), the Company’s and the consolidated Company’s parent. The Company and the consolidated Company record an expense for their contribution and the administration of the plan by the parent. This expense is recorded in general insurance expenses on the statutory basis statements of operations.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The Company and the consolidated Company recognizes costs for its non-qualified defined benefit pension and postretirement benefit plans on an accrual basis as employees perform services to earn the benefits. The accrued benefit liability is included within Liability for retirement benefit plans on the statutory basis statement of admitted assets, liabilities and capital and surplus. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost and interest cost. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years’ benefit costs due to plan amendments, as well as the applicable amortization of actuarial gains or losses arising from experience different than assumed or changes in actuarial assumptions. To the extent that actuarial gains or losses and prior service costs and credits have not been included in net periodic benefit costs and create a prepaid asset, the asset is nonadmitted.

The Company and the consolidated Company provides life and contributory medical insurance benefits for some retirees. Retirees become eligible to participate based upon age and years of service. Periodic net benefit expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation and amortization of actuarial gains and losses.

Recently Adopted Accounting Standards

SSAP No. 32R, Preferred Stock, was amended effective January 1, 2021. The amendments were primarily intended to improve the definitions of redeemable and perpetual preferred stock, incorporate guidance for mandatorily convertible preferred stock, and clarify measurement, impairment and dividend recognition guidance. The Company adopted SSAP No. 32R as of January 1, 2021; the adoption did not have a material impact on the Company’s financial position, results of operations, or cash flows.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2021 are as follows.

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$117,132	$4,007	$(1,178)	$119,961
All other governments	4,618	146	(70)	4,694
States, territories and possessions	25,835	5,869	-	31,704
Political subdivisions of states, territories and possessions	267,286	60,524	(596)	327,214
Special revenue and special assessment obligations	23,150	7,525	-	30,675
Industrial and miscellaneous	6,434,911	521,701	(26,921)	6,929,691
Mortgage-backed securities
Residential mortgage	388,891	17,513	(1,964)	404,440
Commercial mortgage	653,333	13,189	(4,955)	661,567
Non-mortgage asset-backed securities
Other structured securities	1,117,056	8,310	(3,631)	1,121,735
Other - affiliated	194,297	-	-	194,297

Total bonds and notes	$9,226,509	$638,784	$(39,315)	$9,825,978

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2020 are as follows.

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$146,688	$17,066	$(3)	$163,751
All other governments	2,359	243	-	2,602
States, territories and possessions	25,881	7,496	-	33,377
Political subdivisions of states, territories and possessions	243,922	71,224	-	315,146
Special revenue and special assessment obligations	23,154	8,486	-	31,640
Industrial and miscellaneous	6,637,677	822,989	(33,560)	7,427,106
Mortgage-backed securities
Residential mortgage	529,917	33,099	(164)	562,852
Commercial mortgage	555,234	29,858	(903)	584,189
Non-mortgage asset-backed securities
Other structured securities	1,065,195	14,141	(4,331)	1,075,005
Other - affiliated	228,476	-	(6)	228,470

Total bonds and notes	$9,458,503	$1,004,602	$(38,967)	$10,424,138

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The statement value and fair value of bonds and notes at December 31, 2021, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value

Due in one year or less	$188,078	$190,274
Due after one year through five years	1,778,658	1,876,580
Due after five years through ten years	2,156,056	2,288,755
Due after ten years	2,750,140	3,088,330
Mortgage-backed securities
Residential mortgage-backed securities	388,891	404,440
Commercial mortgage-backed securities	653,333	661,567
Non-mortgage asset-backed securities
Other structured securities	1,117,056	1,121,735
Other - affiliated	194,297	194,297

Total bonds and notes	$9,226,509	$9,825,978

Investment in Common Stocks – Affiliated

The Company owns common stock in various subsidiaries and affiliates. The most significant of these investments is a 100% equity interest in CMIC, which is primarily a holding company and has a statutory carrying value of $1,241,581 and $1,150,064 at December 31, 2021 and 2020, respectively. CMIC’s largest investments include 100% of CUMIS Insurance Society, Inc. (“CUMIS”), an Iowa property and casualty insurer, and 100% of CUNA Brokerage Services, Inc. (“CBSI”), a broker dealer.

In 2021, the Company filed with the NAIC the statement value of CMIC owned as of December 31, 2020 and the NAIC accepted the submitted statement value. The Company is in the process of submitting NAIC filing for the 2021 statement values for CMIC, AMLIC and USIC.

On July 31, 2021, the Company acquired Preneed Holdings, LLC (which was subsequently dissolved) for $1,117,336 which was accounted for using the statutory purchase method. This resulted in goodwill of $696,291, of which $233,090 was admitted as of August 1, 2021. The purchase price was allocated as follows: AMLIC $893,602, USIC $217,734 and Mt. Rushmore $6,000 (which is included with other invested assets). All of these three companies are wholly-owned subsidiaries of CMFG Life as of December 31, 2021.

The Company amortized $29,016 of goodwill as an unrealized capital loss in 2021.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The calculation of the gross carrying value for AMLIC and USIC, which are 100% owned by CMFG Life as of December 31, 2021, is as follows:

AMLIC

Investment in equity interest of AMLIC	$220,978
Admitted goodwill	246,165

Total investment in AMLIC	$467,143

Admitted goodwill as a percentage of book adjusted carrying value	53%

USIC

Investment in equity interest of USIC	$205,648
Admitted goodwill	3,785

Total investment in USIC	$209,433

Admitted goodwill as a percentage of book adjusted carrying value	2%

The calculation of adjusted surplus and admitted goodwill for CMFG Life as of December 31, 2021 is as follows:

Surplus as of September 30, 2021 (the most recently filed statement)	$2,835,003

Adjustments to surplus
Admitted goodwill September 30, 2021	(233,090)
EDP equipment	(7,211)
Net deferred tax assets	(95,205)

Adjusted surplus	$2,499,497

Admitted goodwill as percentage of adjusted surplus	10%

Admitted goodwill	$249,950

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Common and Preferred Stocks – Unaffiliated

The cost, gross unrealized gains and losses and fair value of unaffiliated common stocks at December 31 are as follows:

		Gross Unrealized
Common Stocks	Cost	Gains	Losses	Fair Value

December 31, 2021	$78,919	$4,123	$(2,463)	$80,579
December 31, 2020	102,860	2,035	(7,250)	97,645

The statement value, gross unrealized gains and losses and fair value of preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2021	$4,414	$225	$-	$4,639
December 31, 2020	4,253	546	-	4,799

Mortgage Loans

The Company’s and the consolidated Company’s mortgage loan portfolio primarily consists of commercial mortgage loans. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2021, the commercial mortgage loan portfolio had an average remaining life of 5.7 years, with all principal due prior to 2051. The Company and the consolidated Company limit their concentrations of credit risk. No loan to a single borrower represented more than 1.6% of the aggregate mortgage loan portfolio balance.

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31.

	2021	2020
Current	$1,960,658	$1,981,024
Total carrying value	$1,960,658	$1,981,024

There were no impaired loans and the Company and the consolidated Company have no interest accrued on loans greater than 90 days past due as of December 31, 2021 and 2020.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The Company’s and the consolidated Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31.

	2021	2020
California	22.9%	22.9%
Wisconsin	7.2	6.4
New York	6.9	5.6
Illinois	5.9	*
Texas	*	5.8

*Less than 5%.

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

	2021	2020
Apartment	38.4%	33.9%
Industrial	25.2	26.8
Retail	20.3	22.5
Office	12.4	13.1
Other	3.6	3.7

Total	100.0%	100.0%

The Company and the consolidated Company have no commitments as of December 31, 2021 or 2020 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2021 or 2020.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in the commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s and the consolidated Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company and the consolidated Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2021 and December 31, 2020, there were no mortgage loans in nonaccrual status and no valuation allowance was established for mortgage loans. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company and the consolidated Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Loan to value and debt service coverage ratios were as follows at December 31, 2021 and 2020.

	2021		2020
		Average		Average
	Principal	Debt Service	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio	Amount	Coverage Ratio

Less than 65%	$1,639,532	2.59	$1,697,760	2.48
65% to 74%	220,501	1.89	233,926	1.90
75% to 100%	100,625	1.31	49,338	1.49

Total	$1,960,658	2.50	$1,981,024	2.43

Real Estate

Real estate investments consisted of the following at December 31.

	2021	2020
Real estate occupied by the Company	$257,347	$203,599
Accumulated depreciation	(143,099)	(137,394)

Net real estate occupied by the Company	$114,248	$66,205

Real estate held for the production of income	$4,365	$3,711
Accumulated depreciation	(2,399)	(2,227)

Net real estate held for the production of income	$1,966	$1,484

Depreciation expense on real estate investments held for the production of income, which is netted against rental income and included in net investment income, totaled $305, $338, and $251 for the years ended December 31, 2021, 2020, and 2019, respectively. Depreciation expense on real estate investments occupied by the Company, which is netted against rental income and included in net investment income, totaled $5,851, $4,770, and $3,540 for the years ended December 31, 2021, 2020, and 2019, respectively. There were no impairments recognized on real estate in 2021, 2020 and 2019.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Derivatives

Consistent with its risk management strategy, the Company utilizes derivatives to help maximize risk-adjusted investment returns; reduce interest rate risks of long term assets; manage exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include foreign currency futures, cross currency swaps, interest rate swaps, equity futures and options.

Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. For those derivatives that qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Derivatives used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains or losses.

Futures contracts: Futures contracts (“futures”) are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield and are usually settled net in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges.

Foreign currency futures that are not designated to specific foreign currency risk are not accounted for using hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in unrealized capital gains (losses).

Equity futures: Equity futures contracts derive their value from the price level of an underlying index. The Company utilized short positions in futures contracts tied to certain indices to hedge changes in the equity-related aspects of the Company’s investment in limited partnerships in MCA Funds Holding Company LLC (“MCA Funds Holding”). The futures are valued at fair value and recorded through net unrealized capital (losses) while the futures contracts are open. When the futures contracts are closed, gains (losses) are recognized as a component of net realized capital gains (losses).

Cross currency swaps: Cross currency swaps represent the Company’s agreement with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The cross currency swaps are carried at amortized cost. Settlement payments between the Company and its counterparties on the cross currency swaps are recorded in net investment income. When the cross currency swaps are closed, gains (losses) are recognized as a component of net realized capital gains (losses). The Company is hedging its exposure to the variability in future cash flows for a maximum of 31 years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

Interest rate swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. A net receipt and a net payment are recorded as an increase to and a decrease to net investment income, respectively.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Certain interest rate swaps have been designated as fair value hedges, and certain interest rate swaps of forecasted transactions have been designated as cash flow hedges. The swap contracts are carried at amortized cost to match the book adjusted carrying value methodology prescribed for the currently held bonds or forecasted bond purchases that they are hedging. Settlement payments between the Company and its counterparties on the interest rate swaps are recorded in net investment income.

If a swap contract is closed prior to the swap end date, the gain or loss adjusts the basis of the hedged item and is recognized in income in a manner that is consistent with the hedged item. For bonds currently held, gains (losses) are recognized as a component of net realized capital gains (losses). For hedges of forecasted transactions, deferred gains or losses are recognized in unrealized gains or losses.

For interest rate swaps that have been designated as cash flow hedges of forecasted transactions, if a forecasted transaction is determined to no longer be probable, hedge accounting will cease immediately. During 2021, 2020, and 2019 there were no cash flow hedges discontinued as a result of it no longer being probable that the original forecasted transactions would occur by the end of the originally specified time period or within two months of that date. The maximum length of time over which the Company is hedging the exposure to the variability in future cash flows for forecasted transactions is 33 years.

Interest rate swaps that cannot be designated to specific interest rate risk are not accounted for using hedge accounting. These derivatives are accounted for at fair value with the changes in fair value recorded in surplus as an unrealized gain and loss.

Options: The Company and the consolidated Company issue equity-indexed annuity, single premium deferred index annuity, single premium deferred modified guaranteed index annuity, flexible premium variable and index-linked deferred annuity and single premium deferred index-linked interest options annuity contracts that credit interest on a portion of the contract based on certain indices, primarily the Standard & Poor’s 500 Composite Price Index. A portion of the premium from each customer is invested in primarily investment grade bonds. A portion of the premium is used to purchase over-the-counter put and call options to hedge the change in interest credited to the customer as a direct result of the change in the related indices. The options are carried at fair value with changes in fair value recorded in net unrealized capital (losses). When the options are closed, gains (losses) are recognized as a component of net realized capital gains (losses).

Credit risk: The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap, option and currency forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings and collateral requirements. The futures contracts are traded on a regulated exchange and have low counterparty risk. At December 31, 2021, the Company had exposure, net of collateral, of $6,659 in the event of nonperformance by all counterparties. The largest exposure with any one counterparty was $4,867 at December 31, 2021.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table provides a summary of the statement value, notional amount and fair value of derivatives held at December 31, 2021.

	Statement	Statement
	Value	Value	Notional	Fair Value	Fair Value
	Assets	Liabilities	Value	Assets	Liabilities
Futures contracts	$-	$66	$17,465	$-	$66
Cross currency swaps	6,780	2,956	291,593	10,822	1,610
Interest rate swaps	-	-	95,000	11,262	1,092
Purchased options contracts	7,292	-	46,079	7,292	-
Written options contracts	-	5,885	47,774	-	5,885

Total derivatives	$14,072	$8,907	$497,911	$29,376	$8,653

The following table provides a summary of the statement value, notional amount and fair value of derivatives held at December 31, 2020.

	Statement	Statement
	Value	Value	Notional	Fair Value	Fair Value
	Assets	Liabilities	Value	Assets	Liabilities
Cross currency swaps	$519	$8,450	$143,635	$1,639	$6,770
Interest rate swaps	-	-	115,000	23,116	3,172
Purchased options contracts	27,311	-	127,459	27,311	-
Written options contracts	-	21,925	-	-	21,925

Total derivatives	$27,830	$30,375	$386,094	$52,066	$31,867

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships for December 31, 2021.

	Net	Net
	Realized Capital	Unrealized Capital
	Gains (Losses)	(Losses)	Total
Foreign currency risk hedges	$856	$(66)	$790
Interest and credit risk hedges	6,580	-	6,580
Equity risk hedges	2,851	(1,449)	1,402
Total	$10,287	$(1,515)	$8,772

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships for December 31, 2020.

	Net	Net
	Realized Capital	Unrealized Capital
	Gains (Losses)	Gains (Losses)	Total
Foreign currency risk hedges	$247	$155	$402
Equity risk hedges	(54,947)	54	(54,893)
Total	$(54,700)	$209	$(54,491)

There was no non-cash collateral received on margin accounts related to derivative transactions not recorded on the statutory basis statements of admitted assets, liabilities and capital and surplus for the year ended December 31, 2021. The non-cash collateral for the year ended December 31, 2020 was U.S. government and agencies totaling $69,337. None of the non-cash collateral received on margin accounts related to derivative transactions has been pledged or sold as of December 31, 2021 or 2020.

Other Invested Assets

Limited Partnerships

The statement values of the Company’s unaffiliated limited partnerships by type were as follows at December 31.

	2021	2020
Mezzanine	$29	$56
Private equity	843	1,126
Total limited partnerships	$872	$1,182

The Company made additional investments in unaffiliated limited partnerships in 2021, 2020, and 2019 of $11, $7, and $12, respectively.

The Company owns certain affiliated limited liability company (“LLC”) entities: MCA Fund I Holding LLC (“MCA Holding”), MCA Fund II Holding Company LLC (“MCA Fund II Holding”), MCA Fund III Holding Company LLC (“MCA Fund III Holding”) and MCA Funds Holding Company LLC (“MCA Funds Holding”). These entities hold investments in unaffiliated limited partnerships.

The financial statements of MCA Holding and MCA Funds Holding were not audited at December 31, 2021 or 2020, and therefore the Company utilized the look-through approach for the valuation of MCA Holding and MCA Funds Holding. The financial statements of MCA Fund II Holding were not audited at December 31, 2021, and therefore the Company utilized the look-through approach for the valuation of MCA Fund II Holding. The Company limited the value of its investment in MCA Holding, MCA Funds Holding and MCA Fund II Holding to the value contained in the audited financial statements of the underlying limited partnerships owned by MCA Holding, MCA Funds Holding and MCA Fund II Holding and its subsidiaries. All liabilities, commitments, and contingencies of related to the underlying entities are reflected in the Company’s net carrying values of MCA Holding, MCA Funds Holding and MCA Fund II Holding.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The financial statements of MCA Fund III Holding are audited, and the Company did not utilize the look-through approach for the valuation of MCA Fund III Holding. The financial statements of MCA Fund II Holding were audited in 2020, and the Company did not utilize the look-through approach for the valuation of MCA Fund II Holding in 2020.

The Company made additional investments in its affiliated limited partnerships through the holding companies that the Company owns directly. The additional investments made during the years ended December 31, 2021, 2020 and 2019 are as follows:

	2021	2020	2019

MCA Fund I LP	$188	$1,098	$2,895
MCA Fund II LP	2,149	7,442	11,457
MCA Fund III LP	33,684	59,744	103,973
MCA Fund IV LP	224,265	179,777	219,597
MCA Fund V LP	102,080	33,644	-

Total additional investments in affiliated limited partnerships	$362,366	$281,705	$337,922

The Company’s investments in affiliated limited partnerships at December 31 are shown in the table below.

	2021	2020

MCA Holding	$99,682	$80,815
MCA Fund II Holding	212,837	166,688
MCA Fund III Holding	326,724	240,473
MCA Funds Holding	1,024,550	597,871

Total investments in affiliated limited partnerships	$1,663,793	$1,085,847

The carrying value of the limited partnerships reflected in the Company’s investment in the following affiliated limited partnerships is shown in the table below.

	2021	2020

MCA Holding	$99,044	$80,364
MCA Fund II Holding	210,393	195,730
MCA Fund III Holding	637,650	601,817
MCA Funds Holding	1,016,979	563,609

Total carrying value of affiliated limited partnerships	$1,964,066	$1,441,520

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The Company’s maximum exposure to loss associated with affiliated limited partnerships is shown in the table below.

	2021	2020
MCA Holding	$116,984	$98,369
MCA Fund II Holding	265,299	223,513
MCA Fund III Holding	474,816	409,810
MCA Funds Holding	2,044,229	1,463,787
Total maximum exposure to loss of affiliated limited partnerships	$2,901,328	$2,195,479

The Company calculates the maximum exposure to loss as the amount invested in the debt or equity of the entity plus other commitments and guarantees to the entity. As described in Note 13, the Company makes commitments to unaffiliated limited partnerships and affiliated limited liability corporations in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to these investees during the years ended December 31, 2021, 2020, and 2019.

MCA Fund I LP, MCA Fund II LP and MCA Fund III LP terminate on January 1, 2034, unless extended. MCA Fund IV LP and MCA Fund V LP terminate on January 1, 2037, unless extended.

Low Income Housing Tax Credit Investments

The number of remaining years of unexpired tax credits related to LIHTC range from 8 to 13 years as of December 31, 2021. The Company expects to hold these investments until 2029 to 2034. The amount of tax credits and other tax benefits recognized during the years ended December 31, 2021, 2020 and 2019 was $20,401, $20,393 and $16,865, respectively; the amount was recognized as a component of income tax expense in the statutory basis statements of operations for the years ended December 31, 2021, 2020 and 2019. The amount of cost amortized under the proportional amortization method during the years ended December 31, 2021, 2020 and 2019 was $10,462, $15,861, and $11,841, respectively; the amounts were recognized as a component of net investment income in the statutory basis statements of operations for the years ended December 31, 2021, 2020 and 2019.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2021	2020
Short-term bonds:
Industrial and miscellaneous	$-	$2,023
Money market mutual funds	74,909	171,968
Cash	687	19,580
Total cash, cash equivalents and short-term investments	$75,596	$193,571

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2021	2020	2019

Bonds and notes	$337,233	$340,734	$351,985
Preferred stocks - unaffiliated	255	153	206
Common stocks - unaffiliated	5,238	6,894	4,134
Common stocks - affiliated	95,000	90,000	95,605
Mortgage loans	98,450	89,469	81,802
Real estate	22,262	19,002	18,267
Contract loans	7,026	7,512	7,290
Other invested assets	176,315	56,472	79,672
Cash, cash equivalents and short-term investments	57	874	2,081
Derivative financial instruments	1,742	1,315	1,354
Other	2,709	2,452	3,778

Gross investment income	746,287	614,877	646,174
Less investment expenses	41,120	46,817	47,013

Net investment income	$705,167	$568,060	$599,161

Investment expenses include interest, salaries, brokerage fees, securities’ custodial fees, and real estate expenses, including depreciation.

Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities, and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2021 or 2020 on this basis.

Total investment income recognized as a result of prepayment penalties or acceleration fees was $17,831, $9,530 and $16,343 for the years ended December 31, 2021, 2020 and 2019, respectively.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows.

	2021	2020	2019

Bonds and notes:
Gross gains from sales	$16,154	$10,555	$18,273
Gross losses from sales	(3,520)	(2,387)	(4,172)
Other	2,528	(1,445)	(3,787)
Other-than-temporary impairment losses	(348)	(5,282)	(860)
Preferred stocks - unaffiliated:
Gross gains from sales	-	79	-
Gross losses from sales	(5)	-	-
Other	-	-	264
Common stocks - unaffiliated:
Gross gains from sales	2,853	3,376	19,416
Gross losses from sales	(739)	-	-
Common stocks - affiliated:
Gross gains from sales and merger	-	91	2,420
Real estate	-	(235)	(107)
Limited partnerships:
Gross gains from distributions	20	2,155	194
Other invested assets:
Gross gain from sales	-	-	1,320
Derivative financial instruments	10,287	(54,700)	(7,332)
Other	(112)	(64)	12

Net realized capital gains (losses) before taxes and transfer to interest maintenance reserve	27,118	(47,857)	25,641

Tax on net realized capital gains (losses)	(73,258)	(32,699)	(22,613)
Transfer to interest maintenance reserve	(15,190)	(7,106)	(10,750)
Net realized capital gains (losses)	$(61,330)	$(87,662)	$(7,722)

Proceeds from the sale of bonds and notes were $376,885, $315,780 and $624,965 in 2021, 2020 and 2019, respectively. Proceeds from the sale of stocks were $113,893, $116,322 and $118,904 in 2021, 2020 and 2019, respectively.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for other-than-temporary impairment (“OTTI”) on an ongoing basis. The Company and the consolidated Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s and the consolidated Company’s amortized cost, the Company and the consolidated Compay monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and the consolidated Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.

●	The extent to which fair value is less than statement value.

●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

●	The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.

●	For loan-backed and structured securities and equity securities, the Company’s and the consolidated Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

●	The Company’s and the consolidated Company’s ability to recover all amounts due according to the contractual terms of the agreements.

●	The Company’s and the consolidated Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s and the consolidated Company’s holding period. When this occurs, the Company and the consolidated Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s and the consolidated Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows. In determining whether an unrealized loss is expected to be other-than-temporary, the Company and the consolidated Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the intent and ability of the Company and the consolidated Company to hold the investment until the fair value has recovered above its cost basis.

For certain securitized financial assets with contractual cash flows, the Company and the consolidated Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company and the consolidated Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in subsidiaries and limited partnerships, the Company reviews the financial condition and future profitability of the subsidiary or limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital gain (loss).

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

For those equity securities with a decline in the fair value deemed to be other-than-temporary, a net realized capital (loss) is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company and the consolidated Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2021. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s and the consolidated Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The Company and the consolidated Company did not recognize any OTTI on loan-backed and structured securities during 2021, 2020 and 2019 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

The following table identifies the Company’s and the consolidated Company’s OTTI by type of investment for the years ended December 31.

	2021	2020	2019
Bank loans	$-	$-	$(824)
Mortgage-backed securities	-	(100)	-
Industrial and miscellaneous	(348)	(5,182)	(36)
Total other than temporary impairment losses	$(348)	$(5,282)	$(860)

There were no loan-backed securities held as of December 31, 2021 for which a credit related OTTI loss was recognized during 2021.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Net Unrealized Capital Gains (Losses)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2021 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2021
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government
and agencies	$16,148	$(78)	$17,279	$(1,100)	$33,427	$(1,178)
All other governments	1,384	(56)	1,197	(14)	2,581	(70)
Political subdivisions of states,
territories and possessions	21,723	(596)	-	-	21,723	(596)
Industrial and miscellaneous	563,079	(13,712)	247,886	(13,209)	810,965	(26,921)
Mortgage-backed
Residential mortgage-backed	95,703	(1,868)	2,665	(96)	98,368	(1,964)
Commercial mortgage-backed	234,188	(3,724)	37,248	(1,231)	271,436	(4,955)
Non-mortgage asset-backed
Other structured securities	541,148	(3,134)	86,901	(497)	628,049	(3,631)

Total bonds and notes	1,473,373	(23,168)	393,176	(16,147)	1,866,549	(39,315)

Common stock	2,754	(923)	22,722	(1,540)	25,476	(2,463)

Total temporarily
impaired securities	$1,476,127	$(24,091)	$415,898	$(17,687)	$1,892,025	$(41,778)

At December 31, 2021, the Company owned 484 bonds and notes with a fair value of $1,866,549 in an unrealized investment loss position. There were 104 of the 484 bonds and notes with a fair value of $393,176 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 4.1% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2021 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $1,799,782 or 96.4% of the total fair value of all bonds and notes with unrealized losses at December 31, 2021. Total unrealized losses on investment grade bonds and notes were $37,602 at December 31, 2021.

At December 31, 2021, the Company had 11 stocks with a fair value of $25,476 in an unrealized investment loss position. There were 9 of the 11 stocks with a fair value of $22,722 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for stocks with an unrealized loss position for more than 12 months is approximately 6.8% of cost.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Information regarding the consolidated Company’s bonds and notes and stocks with unrealized losses at December 31, 2020 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2020
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government
and agencies	$6,270	$(3)	$-	$-	$6,270	$(3)
Industrial and miscellaneous	182,424	(29,706)	45,324	(3,854)	227,748	(33,560)
Mortgage-backed
Residential mortgage-backed	61,125	(164)	-	-	61,125	(164)
Commercial mortgage-backed	52,361	(524)	15,123	(379)	67,484	(903)
Non-mortgage asset-backed
Collateralized loan and debt obligations
Other structured securities	199,580	(1,383)	338,007	(2,948)	537,587	(4,331)
Other - affiliated	8,568	(6)	-	-	8,568	(6)

Total bonds and notes	510,328	(31,786)	398,454	(7,181)	908,782	(38,967)

Common stock	31,944	(7,168)	2,163	(82)	34,107	(7,250)

Total temporarily
impaired securities	$542,272	$(38,954)	$400,617	$(7,263)	$942,889	$(46,217)

At December 31, 2020, the consolidated Company owned 192 bonds and notes with a fair value of $908,782 in an unrealized loss position. There were 79 of the 192 bonds and notes with a fair value of $398,454 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 1.8% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2020 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $858,300 or 94.4% of the total fair value of all bonds and notes with unrealized losses at December 31, 2020. Total unrealized losses on investment grade bonds and notes were $36,053 at December 31, 2020.

At December 31, 2020, the consolidated Company had 23 stocks with a fair value of $34,107 in an unrealized investment loss position. There were 4 of the 23 stocks with a fair value of $2,163 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for stocks with an unrealized loss position for more than 12 months is approximately 3.6% of cost.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Investment Credit Risk

The Company and the consolidated Company maintain diversified investment portfolios including issuer, sector and geographic stratification, where applicable, and have established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Self-Occupancy Rent

Under statutory accounting practices, the Company is required to include in net investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Net investment income includes self-occupancy rental income of $18,521, $18,038 and $17,114 in 2021, 2020 and 2019, respectively.

Restricted Assets

Iowa law requires that assets equal to a life insurer’s legal reserve must be designated for the Insurance Department for the protection of all policyholders. The Company also has securities pledged to the FHLB (see Note 11) and as other collateral. In 2021, assets designated to Iowa were removed from the table below as these assets are not considered restricted.

Restricted assets by category as of December 31 are as follows:

	2021			2020
	Total	Restricted	Restricted to	Total	Restricted	Restricted to
	Admitted	to Total	Total Admitted	Admitted	to Total	Total Admitted
	Restricted	Assets	Assets	Restricted	Assets	Assets
Collateral held under
security lending agreements	$398,300	1.5%	1.5%	$387,166	1.6%	1.6%
FHLB capital stock	47,600	0.2%	0.2%	55,800	0.2%	0.2%
On deposit with states
and other regulatory bodies	10,502,012	39.0%	39.9%	10,129,986	41.5%	41.8%
Pledged collateral to FHLB	961,148	3.6%	3.6%	1,142,942	4.7%	4.7%
Pledged as collateral not
captured in other categories	1,394	0.0%	0.0%	10,655	0.0%	0.0%
Total restricted assets	$11,910,454	44.3%	45.2%	$11,844,551	48.0%	48.3%

In addition, assets in the separate account have been pledged as collateral for FHLB funding agreements with a statement value of $249,986 and $355,845 as of December 31, 2021 and 2020, respectively (see Note 11).

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Securities Lending

Securities on loan from the Company related to the securities lending program are included within bonds and notes on the statutory basis statements of admitted assets, liabilities, and capital and surplus. The following table identifies the types of securities on loan as of December 31, 2021 and 2020.

	2021		2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
U.S. government	$11,076	$12,011	$10,568	$11,425
Domestic corporate securities	282,303	299,124	268,008	297,578
Foreign corporate securities	65,334	68,326	55,891	62,733
Common stocks - unaffiliated	6,346	5,943	2,498	3,267
Total securities on loan	$365,059	$385,404	$336,965	$375,003

The following table identifies the types of securities on loan from the Company’s and the consolidated Company’s separate accounts as of December 31, 2021 and 2020.

	2021		2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
U.S. government	$-	$-	$2,956	$3,177
Domestic corporate securities	99,559	104,303	75,582	83,778
Foreign corporate securities	15,527	16,145	13,160	14,876
Total securities on loan	$115,086	$120,448	$91,698	$101,831

The collateral liability by security type and remaining length of the securities lending agreement were as follows as of December 31, 2021.

	Remaining Length
	of Securities
	Lending Agreements
	Open¹	Total
Cash and cash equivalents	$386,687	$386,687
U.S. government and agencies	11,613	11,613
Total collateral liability	$398,300	$398,300

1The related loaned security could be returned to the Company during the next business day, which would require the Company to immediately return the cash collateral.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The collateral liability by security type and remaining length of the securities lending agreement were as follows as of December 31, 2020.

	Remaining Length
	of Securities
	Lending Agreements
	Open¹	Total
Cash and cash equivalents	$386,166	$386,166
U.S. government and agencies	1,000	1,000
Total collateral liability	$387,166	$387,166

1The related loaned security could be returned to the consolidated Company during the next business day, which would require the consolidated Company to immediately return the cash collateral.

At December 31, 2021 and 2020, the total collateral on deposit from counterparties was equal to the Company’s obligation to return collateral on deposit from counterparties. The collateral on deposit is unrestricted.

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows as of December 31, 2021.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Total
Reverse repurchase agreements	$118,687	$55,000	$213,000	$386,687
Total reinvested cash collateral	$118,687	$55,000	$213,000	$386,687

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows as of December 31, 2020.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Total
Reverse repurchase agreements	$185,666	$77,500	$123,000	$386,166
Total reinvested cash collateral	$185,666	$77,500	$123,000	$386,166

During 2021 and 2020, the Company had a maximum of $400,420 and $399,437, respectively, of securities on loan at any one time. During 2021 and 2020, the Company’s separate account had a maximum of $127,143 and $125,222, respectively, of securities on loan at any one time.

The Company earns income from the cash collateral or receives a fee from the borrower. Income related to the securities lending program was $683, $708 and $728 for the years ended December 31, 2021, 2020, and 2019, respectively, and is included in net investment income within the statutory basis statements of operations.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 4: Fair Value

The Company and the consolidated Company use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company and the consolidated Company use fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company and the consolidated Company have categorized their financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s and the consolidated Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s and the consolidated Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company and the consolidated Company use prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company and the consolidated Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for transfers into Level 3 any activity occurring in the fourth quarter prior to the transfer, such as realized gains and losses and all changes in unrealized gains and losses are not reflected in the Level 3 rollforward table. The rollforward table will only reflect the value transferred in.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Valuation Process

The Company and the consolidated Company are responsible for the determination of fair value and the supporting assumptions and methodologies. The Company and the consolidated Company gain assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company and the consolidated Company have policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s and the consolidated Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company and the consolidated Company perform procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company and the consolidated Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s and the consolidated Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company and the consolidated Company validate them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There was 1 transfer of preferred stock totaling $253 into Level 3 from Level 2 during 2021. The transfers into Level 3 occurred due to a change to a model using one or more inputs that were unobservable. There were no transfers between Levels 1, 2 and 3 in 2020.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Fair Value Measurement

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2021.

	Level 1	Level 2	Level 3	Total
Assets
Bonds and notes
Industrial and miscellaneous	$-	$9,581	$-	$9,581
Common stocks - unaffiliated	70,322	-	10,257	80,579
Cash equivalents	74,909	-	-	74,909
Preferred stock - unaffiliated	-	-	414	414
Derivatives
Options	-	7,292	-	7,292
Separate account assets	9,176	3,002,108	-	3,011,284
Total assets	$154,407	$3,018,981	$10,671	$3,184,059
Liabilities
Derivatives
Options	$-	$5,885	$-	$5,885
Total liabilities	$-	$5,885	$-	$5,885

The following table summarizes the consolidated Company’s assets and liabilities that are measured at fair value as of December 31, 2020.

	Level 1	Level 2	Level 3	Total
Assets
Common stocks - unaffiliated	$91,929	$-	$5,716	$97,645
Cash equivalents	171,968	-	-	171,968
Securities lending assets	-	387,166	-	387,166
Derivatives
Options	-	27,311	-	27,311
Separate account assets	17,107	3,449,102	-	3,466,209
Total assets	$281,004	$3,863,579	$5,716	$4,150,299
Liabilities
Derivatives
Options	$-	$21,925	$-	$21,925
Securities lending liabilities	-	387,166	-	387,166
Total liabilities	$-	$409,091	$-	$409,091

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Changes in Level 3 Fair Value Measurement

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2021.

				Realized/Unrealized Gain (Loss) Included in:
	Balance January 1, 2021	Transfers into (out of) Level 3	Net Income¹	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2021
Common stocks - unaffiliated	$5,716	$-	$-	$4,541	$-	$10,257
Preferred stocks - unaffiliated	-	253	-	161	-	414
Total assets	$5,716	$253	$-	$4,702	$-	$10,671
1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

There were no Level 3 net purchases, sales and maturities for 2021.

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2020.

				Realized/Unrealized Gain (Loss) Included in:
	Balance January 1, 2020	Transfers into (out of) Level 3	Net Income¹	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2020

Common stocks - unaffiliated	$45,170	$-	$2,874	$(1,600)	$(40,728)	$5,716
Total assets	$45,170	$-	$2,874	$(1,600)	$(40,728)	$5,716

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2020.

	Purchases	Sales	Maturities	Net Purchases, (Sales) and (Maturities)
Common stocks - unaffiliated	$-	$(40,728)	$-	$(40,728)
Total assets	$-	$(40,728)	$-	$(40,728)

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Fair Value Measurement of Financial Instruments

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2021.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$9,226,509	$9,825,978	$-	$9,466,037	$359,941
Preferred stocks - unaffiliated	4,414	4,639	-	4,225	414
Common stocks - unaffiliated	80,579	80,579	70,322	-	10,257
Mortgage loans	1,960,658	2,033,279	-	-	2,033,279
Cash equivalents and short-term investments	74,909	74,909	74,909	-	-
Other invested assets	72,550	99,483	-	99,483	-
Securities lending assets	398,300	398,300	-	398,300	-
Derivatives	14,072	29,376	-	29,376	-
Margin account assets	1,394	1,394	1,394	-	-
LIHTC	110,297	110,297	-	-	110,297
COLI	99,019	99,019	-	-	99,019
Contract loans	105,777	195,638	-	-	195,638
Separate account assets	9,649,953	9,805,721	9,176	8,508,075	1,288,470
Financial instruments recorded as liabilities:
Deposit-type contracts	773,568	809,270	-	809,270	-
Margin liabilities	341,239	341,239	341,239	-	-
Securities lending liabilities	398,300	398,300	-	398,300	-
Derivatives	8,907	8,653	-	8,653	-
Notes and interest payable	140,004	140,004	-	140,004	-
Separate account liabilities	9,649,953	9,805,721	9,176	8,508,075	1,288,470
Financial instruments recorded as surplus:
Surplus notes	69,545	84,278	-	84,278	-

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table summarizes the carrying amounts and fair values of and the consolidated Company’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2020.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$9,458,503	$10,424,138	$-	$9,256,173	$1,167,965
Preferred stocks - unaffiliated	4,253	4,799	-	4,411	387
Common stocks - unaffiliated	97,645	97,645	91,929	-	5,716
Mortgage loans	1,981,024	2,120,616	-	-	2,120,616
Cash equivalents and short-term investments	173,991	173,991	171,968	2,023	-
Other invested assets	73,062	102,462	-	102,462	-
Securities lending assets	387,166	387,166	-	387,166	-
Derivatives	27,830	52,066	-	52,066	-
Margin account assets	2,738	2,738	2,738	-	-
LIHTC	86,363	86,363	-	-	86,363
COLI	97,366	97,366	-	-	97,366
Contract loans	107,766	179,160	-	-	179,160
Separate account assets	8,661,664	9,005,415	17,107	7,641,370	1,346,938
Financial instruments recorded as liabilities:
Deposit-type contracts	776,997	755,224	-	755,224	-
Margin account liabilities	215,856	215,856	215,856	-	-
Securities lending liabilities	387,166	387,166	-	387,166	-
Derivatives	30,375	31,867	-	31,867	-
Notes and interest payable	345,036	345,036	-	345,036	-
Separate account liabilities	8,661,664	9,005,415	17,107	7,641,370	1,346,938
Financial instruments recorded as surplus:
Surplus notes	77,273	90,436	-	90,436	-

The carrying amounts for cash, accrued investment income, certain receivables and payables, and margin deposits approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

Level 1 Measurements

Common stocks - unaffiliated: Consists of the FHLB common stock as required as a member of the FHLB. Valuation is based on the published redemption price at which the Company could transact.

Cash equivalents and short-term investments: Consists of money market mutual funds and treasury bills. Valuation for money markets is based on the closing price as of the balance sheet date. Valuation for treasury bills is principally based on observable inputs including quoted prices for identical assets in markets that are active.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Margin account assets and liabilities: Margin account collateral and liabilities are marked-to-market daily and require cash settlements in the margin account for changes in a derivative contract’s fair value. The carrying amount approximates fair value due to its short term nature.

Separate account assets and liabilities: Separate account assets consist of money market funds; valuation is based on the closing price as of the balance sheet date. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk free rates and market comparables.

Cash equivalents and short-term investments: Consists of corporate bonds which are classified as cash equivalents and short-term investments. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Securities lending assets and liabilities: Securities lending assets consist of reverse repurchase agreements; valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Securities lending liabilities represent the collateral to be returned to the borrower; the fair value is determined by reference to the fair value of the related securities lending assets.

Derivatives: Consists of derivatives such as options, equity futures, swaps, currency futures and over-the-counter derivatives; valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type contracts: The fair value of the Company’s and the consolidated Company’s liabilities under deposit-type insurance contracts, including funding agreements, is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Notes and interest payable and surplus notes: Notes and interest payable relate to FHLB short term borrowings (repayment in 90 days or less), fair value approximates carrying value due to the short term nature of the borrowing. The fair value of surplus notes is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Preferred and common stocks - unaffiliated: Consists of non-public securities acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees’ financial results, sales restrictions, or other items.

Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

LIHTC: The fair value of LIHTC is based on unadjusted information obtained from general partners of the limited partnership investment.

COLI: The cash surrender value of COLI approximates fair value because it is based on the fair values of the underlying investments.

Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Separate account assets and liabilities: Separate account assets consists of bonds and notes and mortgage loans. Valuations of bonds and notes are based on internal models, which include unobservable inputs for similar assets in markets that may not be active. The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 5: Income Tax

The Company and the consolidated Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: MEMBERS Life, CUMIS, CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc. (“CUMIS VT”), CMIC, CUNA Mutual Insurance Agency, Inc. (“CMIA”), CUMIS Mortgage Reinsurance Company, CUNA Brokerage Services, Inc. (“CBSI”), International Commons, Inc., MEMBERS Capital Advisors, Inc. (“MCA”), CPI Qualified Plan Consultants, Inc. (“CPI”), TruStage, CUNA Mutual Global Holdings, Inc., CuneXus Solutions, Inc., Family Considerations, Inc. and ForeverCar Holdings, Inc.

The Company has entered into a tax sharing agreement with CMHC and certain of its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Current income tax expense (benefit) consists of the following for the years ended December 31:

	2021	2020	2019

Federal income tax expense (benefit) on operations	$(13,759)	$(98,768)	$(18,017)
Federal income tax expense on net realized capital gains (losses)	76,448	34,192	24,870

Federal income tax expense (benefit)	$62,689	$(64,576)	$6,853

The 2021 change in net deferred income tax for CMFG Life is comprised of the following:

	December 31,	December 31,
	2021	2020	Change

Adjusted gross deferred tax assets	$347,144	$294,458	$52,686
Total deferred tax liabilities	(247,169)	(183,406)	(63,763)

Net deferred tax asset (excluding nonadmitted)	$99,975	$111,052	(11,077)

Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			75,459

Change in net deferred income tax			$64,382

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The 2020 change in net deferred income tax for the consolidated Company is comprised of the following:

	December 31,	December 31,
	2020	2019	Change

Adjusted gross deferred tax assets	$295,566	$264,069	$31,497
Total deferred tax liabilities	(183,603)	(155,269)	(28,334)

Net deferred tax asset (excluding nonadmitted)	$111,963	$108,800	3,163

Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			(11,265)

Change in net deferred income tax			$(8,102)

The 2019 change in net deferred income tax for the consolidated Company is comprised of the following:

	December 31,	December 31,
	2019	2018	Change

Adjusted gross deferred tax assets	$264,069	$256,087	$7,982
Total deferred tax liabilities	(155,269)	(138,246)	(17,023)

Net deferred tax asset (excluding nonadmitted)	$108,800	$117,841	(9,041)

Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			(5,890)

Change in net deferred income tax			$(14,931)

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2021	2020	2019

Tax expense computed at federal corporate rate	$48,460	$21,851	$46,434
Dividends received deductions	(20,358)	(19,358)	(20,917)
Meals and entertainment	249	564	917
Foreign tax credit	(145)	(149)	(382)
Income tax expense (benefit) related to prior years	(6,264)	646	6,063
Nonadmitted assets	(6,235)	1,099	4,629
Interest maintenance reserve amortization	241	(833)	(688)
LIHTC and benefits (net of amortization of cost)	(18,204)	(17,062)	(14,313)
COLI	(128)	581	-
Income tax benefit of net operating loss carryback	-	(45,106)	-
Statutory change in reserve valuation basis	-	462	-
Other	691	831	41

Total statutory income taxes	$(1,693)	$(56,474)	$21,784

Federal income tax expense (benefit)	$62,689	$(64,576)	$6,853
Change in net deferred income tax	(64,382)	8,102	14,931

Total statutory income taxes	$(1,693)	$(56,474)	$21,784

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$347,144	$-	$347,144	$295,566	$-	$295,566	$51,578	$-	$51,578
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	347,144	-	347,144	295,566	-	295,566	51,578	-	51,578
Deferred tax assets nonadmitted	-	-	-	(10,116)	-	(10,116)	10,116	-	10,116
Admitted deferred tax assets	347,144	-	347,144	285,450	-	285,450	61,694	-	61,694
Deferred tax liabilities	(111,436)	(135,733)	(247,169)	(136,463)	(47,140)	(183,603)	25,027	(88,593)	(63,566)
Net admitted deferred tax assets	$235,708	$(135,733)	$99,975	$148,987	$(47,140)	$101,847	$86,721	$(88,593)	$(1,872)

The nonadmitted deferred tax asset decreased $10,116 in 2021 and increased $10,116 in 2020. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2021	2020	Change

Ordinary deferred tax assets:
Life and accident and health reserves	$161,310	$136,806	$24,504
Investments	3,328	3,260	68
Deferred acquisition costs	64,079	55,632	8,447
Unearned revenue	4,507	5,079	(572)
Employee benefits	81,651	70,056	11,595
Policyholder dividends	7,355	10,378	(3,023)
Fixed assets	2,682	1,550	1,132
Other	22,232	12,805	9,427
Subtotal ordinary deferred tax assets	347,144	295,566	51,578
Nonadmitted ordinary deferred tax assets	-	(10,116)	10,116
Admitted ordinary deferred tax assets	347,144	285,450	61,694

Capital deferred tax assets:
Admitted capital deferred tax asset	-	-	-

Admitted deferred tax assets	347,144	285,450	61,694
Ordinary deferred tax liabilities:
Deferred and uncollected premiums	(57,229)	(48,833)	(8,396)
2017 tax reform reserve method change	(18,996)	(23,745)	4,749
Tax accounting method changes	(27,550)	(56,212)	28,662
Other	(7,661)	(7,673)	12
Total ordinary deferred tax liabilities	(111,436)	(136,463)	25,027

Capital deferred tax liabilities:
Investments	(44,306)	(30,925)	(13,381)
Unrealized gains	(91,427)	(16,215)	(75,212)
Subtotal capital deferred tax liabilities	(135,733)	(47,140)	(88,593)
Total deferred tax liabilities	(247,169)	(183,603)	(63,566)

Net admitted deferred tax asset	$99,975	$101,847	$(1,872)

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$-	$-	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	142,894	-	142,894	101,848	-	101,848	41,046	-	41,046
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	142,894	-	142,894	101,848	-	101,848	41,046	-	41,046
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	-	-	370,200	-	-	316,007	-	-	54,193
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	204,250	-	204,250	183,602	-	183,602	20,648	-	20,648
Admitted deferred tax asset	$347,144	$-	$347,144	$285,450	$-	$285,450	$61,694	$-	$61,694

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount (risk-based capital (“RBC”) reporting entity)	855%	965%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$2,468,002	$2,106,715

CMFG LIFE INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The Company did not use tax planning strategies in the calculation of adjusted gross deferred tax assets and net admitted deferred tax assets as of December 31, 2021.  Certain tax planning strategies were used in the calculation of the amount of admitted deferred tax assets as of December 31, 2020.  The consolidated Company’s tax planning strategies did not include the use of reinsurance.  The impact of tax planning strategies as of December 31, 2020 is shown in the following table:

	December 31, 2020
	Ordinary	Capital

Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$295,566	$-
Percentage of adjusted gross DTAs by tax character attributable to
the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	285,450	-
Percentage of net admitted adjusted gross DTAs by tax character
admitted because of the impact of tax planning strategies	18.5%	0.0%

CARES Act

The CARES Act included several significant income tax provisions including providing for a five-year carryback of certain net operating losses, suspending the limitation on net operating losses which can be used to offset income, and increasing the limitation on interest deductions. As a result of the five-year carryback provision, the consolidated Company recorded an additional income tax benefit of $45,106 for the year ended December 31, 2020.

Other Tax Items

As of December 31, 2021, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

Income taxes incurred in 2021, 2020, and 2019 of $7,711, $0, and $31,105, respectively, are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

A reconciliation of the beginning and ending amount of tax contingences is as follows:

	2021	2020

Balance at January 1	$6,746	$8,293
Additions based on tax positions related to the current year	72	58
Additions for prior years’ tax position	14	-
Reductions for prior years’ tax position	-	(80)
Reductions for settlements	(6,064)	(451)
Reductions for expiration of statutes	(426)	(1,074)

Balance at December 31	$342	$6,746

The overall effective income tax rate in future periods will be affected if the balances of the tax contingencies as of December 31, 2021 are revalued. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the statutory basis statements of operations. During the years ended December 31, 2021, 2020 and 2019, the Company and the consolidated Company recognized decreases of $4,223 and $611 and an increase of $1,578, respectively, in interest and penalties. The Company had accrued $866 at December 31, 2021 and the consolidated Company had accrued $5,091 at December 31, 2020 for the payment of interest and penalties.

The Company and the consolidated Company is included in a consolidated U.S. federal income tax return filed by CMHC. The Company and the consolidated Company also files income tax returns in various states and foreign jurisdictions. The Company and the consolidated Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company and the consolidated Company is generally no longer subject to income tax examination by tax authorities for the years ended before 2018. In 2021, the Company received Joint Committee on Taxation approval for its refund claims filed for tax years 2010 and 2012.

Note 6: Related Party Transactions

In the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due are generally settled monthly. Pursuant to agreements used for cash management, CMFG Life periodically borrows from or lends to affiliates.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Significant amounts due to/from affiliates are shown in the following table:

	2021	2020

Due to the Company:
CUMIS	$15,499	$18,145
CUNA Mutual Management Services, LLC (“CMMS”)	26,113	9,505
CBSI	21,729	16,313
CMFG Life Separate Account	80	7,564
CUNA Caribbean Insurance OECS Limited	210	1,266
CMIA	13,335	8,107
CMFG Ventures, LLC	2,999	12,364
CPI	9,344	2,047
CUMIS Specialty Insurance Company	893	3,403
CMIC	4,034	2,909
TruStage Financial Group, Inc.	3,934	-
CMFG Ventures Discovery, LLC	1,024	-
CUNA Mutual AdvantEdge Analytics, LLC	332	6,723
American Memorial Life Insurance Company	7,074	-
Assurant Life of Canada	6,118	-
MEMBERS Life	16,895	-
SafetyNet, LLC	878	-
All other affiliates	2,075	1,303
Total	$132,566	$89,649

Due from the Company:
CUMIS VT	$41,401	$41,081
MCA	14,355	14,980
TruStage Insurance Agency, LLC	17,435	5,582
CuneXus Solutions, Inc.	9,694	-
Compliance Systems	2,866	2,138
SafetyNet, LLC	-	585
All other affiliates	611	424
Total	$86,362	$64,790

CMFG Life allocated expenses of $808,637, $680,539, and $665,632 to its subsidiaries in 2021, 2020, and 2019, respectively.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

MCA, which is 100% owned by CMIC, manages substantially all of the Company’s and the consolidated Company’s invested assets in accordance with policies, directives, and guidelines established by the Company and the consolidated Company. The Company recorded MCA investment management fees totaling $22,497 in 2021 and the consolidated Company recorded fees totaling $19,830 and $19,269, for 2020 and 2019. Subsidiaries of the Company recorded MCA investment management fees of $19,847, $11,830 and $10,709 in 2021, 2020 and 2019, respectively.

Significant capital contributions and dividends to and dividends from affiliates are shown in the following table:

	2021	2020	2019

Dividends paid from CMFG Life to:
TruStage	$80,000	$38,000	$26,000
Total	$80,000	$38,000	$26,000

Capital contributions from CMFG Life to:
CMIC	$8,000	$8,000	$-
CUNA Mutual AdvantEdge Analytics, LLC	17,000	20,000	25,000
CMMS	-	103,000	30,000
CUNA Mutual Global Holdings, Inc	-	-	1,050
Total	$25,000	$131,000	$56,050

Dividends paid to CMFG Life from:
CMIC	$95,000	$90,000	$77,000
CUNA Mutual Global Holdings, Inc	-	-	18,605
Total	$95,000	$90,000	$95,605

Capital contributions to CMFG Life from:
TruStage	$803,395	$8,000	$-
Total	$803,395	$8,000	$-

The Company utilizes CBSI, which is 100% owned by CMIC, to distribute its registered annuity products and recorded a commission expense for this service of $2,173 in 2021 and the consolidated Company recorded commission expense of $39,131 and $36,662 for 2020, and 2019, respectively, which is included in insurance taxes, licenses, fees and commissions.

In 2020, MCA Funds Holding contributed its limited partnership interests in MCA Fund III LP to MCA III Holding in exchange for cash of $195,518, a demand note of $211,020 and collateralized note obligations of $202,200 that in turn MCA Funds Holding distributed to CMFG Life for its interest in MCA Funds Holding.  The demand note issued by CMFG Life was forgiven and CMFG Life became the parent to MCA III Holding.  CMFG Life holds the collateralized note obligations issued of $194,297 and $201,903 as of December 31, 2021 and 2020, respectively. The Company has recorded and accrued interest of $1,134 in 2021 and the consolidated Company recorded and accrued interest of $1,145 in 2020 for the collateralized note obligations. The notes are included in debt securities and the accrued interest is included in accrued investment income.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 7: Reinsurance

The Company enters into ceded reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

MEMBERS Life cedes 100% of its business to CMFG Life and receives a ceding commission from CMFG Life equal to 100% of actual expenses incurred for this business. These agreements are eliminated in the consolidated statutory basis financial statements for 2020 and 2019.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2021, 2020, and 2019.

	2021	2020	2019

Premiums earned:
Direct	$3,086,354	$4,781,745	$3,998,164
Assumed from affiliates	1,574,254	1,743	526
Ceded to non-affiliates	(158,944)	(58,838)	(10,148)

Premiums earned, net of reinsurance	$4,501,664	$4,724,650	$3,988,542

Benefits and surrender expenses:
Direct	$2,561,597	$2,736,731	$2,462,187
Assumed from affiliates	493,196	-	-
Ceded to non-affiliates	(10,451)	(10,240)	(10,588)

Benefits and surrender expenses, net of reinsurance	$3,044,342	$2,726,491	$2,451,599

Increase in policy reserves:
Direct	$480,582	$966,832	$656,753
Assumed from affiliates	8,624	-	-
Ceded to non-affiliates	(188,252)	(53,644)	(3,746)

Increase in policy reserves, net of reinsurance	$300,954	$913,188	$653,007

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $443,155 and $254,463 in 2021 and 2020, respectively.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 8: Policy and Contract Claim Reserves

The balance in the liability for unpaid accident and health claim and claim adjustment expenses as of December 31, 2021 and 2020 was $313,818 and $338,547, respectively. CMFG Life incurred $188,203 and paid $214,459 of accident and health claims and claim adjustment expenses in 2021, of which $135,072 of the paid amount was attributable to insured or covered events of prior years. CMFG Life incurred $204,153 and paid $224,251 of accident and health claims and claim adjustment expenses in 2020, of which $133,729 of the paid amount was attributable to insured or covered events of prior years. The 2021 and 2020 decreases in prior year incurred losses primarily relates to favorable development across lines, particularly on credit disability driven by fewer reported losses than expected.

Note 9: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves

The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at December 31, 2021.

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$348,094	$6,370,222	$-	$6,718,316	70.0%
At book value less surrender charge of 5% or more	154,426	-	-	154,426	1.6%
At fair value	-	-	771,802	771,802	8.0%

Total with adjustment or at fair value	502,520	6,370,222	771,802	7,644,544	79.6%
At book value with minimal or no charge adjustment	1,086,602	95,657	-	1,182,259	12.4%
Not subject to discretionary withdrawal	767,143	-	4,635	771,778	8.0%

Gross annuity reserves and deposit liabilities	2,356,265	6,465,879	776,437	9,598,581	100.0%
Reinsurance ceded	196,415	-	-	196,415

Total net annuity reserves and deposit liabilities	$2,159,850	$6,465,879	$776,437	$9,402,166

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$2,514,997	$-	$-	$2,514,997	46.7%
At book value less surrender charge of 5% or more	-	-	-	-
At fair value	-	-	1,055,330	1,055,330	19.6%

Total with adjustment or at fair value	2,514,997	-	1,055,330	3,570,327	66.3%
At book value with minimal or no charge adjustment	136,050	-	-	136,050	2.5%
Not subject to discretionary withdrawal	1,677,542	-	-	1,677,542	31.2%

Gross annuity reserves and deposit liabilities	4,328,589	-	1,055,330	5,383,919	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$4,328,589	$-	$1,055,330	$5,383,919

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or at fair value	-	-	-	-	0.0%
At book value with minimal or no charge adjustment	240,136	-	-	240,136	21.4%
Not subject to discretionary withdrawal	533,432	-	350,244	883,676	78.6%

Gross annuity reserves and deposit liabilities	773,568	-	350,244	1,123,812	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$773,568	$-	$350,244	$1,123,812

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following tables show an analysis of annuity actuarial reserves and deposit type contract liabilities by withdrawal characteristics at December 31, 2020.

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$223,196	$5,050,170	$-	$5,273,366	64.1%
At book value less surrender charge of 5% or more	162,845	-	-	162,845	2.0%
At fair value	-	-	801,275	801,275	9.7%

Total with adjustment or at fair value	386,041	5,050,170	801,275	6,237,486	75.8%
At book value with minimal or no charge adjustment	1,148,565	59,534	-	1,208,099	14.7%
Not subject to discretionary withdrawal	779,177	-	4,134	783,311	9.5%

Gross annuity reserves and deposit liabilities	2,313,783	5,109,704	805,409	8,228,896	100.0%
Reinsurance ceded	49,539	-	-	49,539

Total net annuity reserves and deposit liabilities	$2,264,244	$5,109,704	$805,409	$8,179,357

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -lump sum:
With market value adjustment	$2,639,184	$-	$-	$2,639,184	50.4%
At book value less surrender charge of 5% or more	-	-	-	-
At fair value	-	-	1,080,605	1,080,605	20.6%

Total with adjustment or at fair value	2,639,184	-	1,080,605	3,719,789	71.0%
At book value with minimal or no charge adjustment	36,280	-	-	36,280	0.7%
Not subject to discretionary withdrawal	1,480,657	-	-	1,480,657	28.3%

Gross annuity reserves and deposit liabilities	4,156,121	-	1,080,605	5,236,726	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$4,156,121	$-	$1,080,605	$5,236,726

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or at fair value	-	-	-	-	0.0%
At book value with minimal or no charge adjustment	248,571	-	-	248,571	22.1%
Not subject to discretionary withdrawal	528,426	-	350,122	878,548	77.9%

Gross annuity reserves and deposit liabilities	776,997	-	350,122	1,127,119	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves and deposit liabilities	$776,997	$-	$350,122	$1,127,119

The following table shows policy liabilities associated with the Company’s and the consolidated Company’s annuity products.

	2021	2020

Annuities	$6,217,891	$6,139,228
Supplementary contracts with life contingencies	270,548	281,137
Deposit-type contracts	773,568	776,997
Annuity reserves from the separate accounts	8,293,011	6,991,584
Supplementary contracts with life contingencies from the separate accounts	4,635	4,134
Other contract deposit funds	350,244	350,122

Total annuity reserves	$15,909,897	$14,543,202

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2021.

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$7,079	$13,920	$-	$-	$-
Universal life	306,213	306,099	308,776	-	-	-
Other permanent cash value life insurance	-	1,988,980	2,379,804	-	-	-
Variable universal life	34,580	34,577	34,458	242,378	242,360	242,356
Miscellaneous reserves	-	1,928	1,928	-	-	-

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	273,848	-	-	-
Accidental death benefits	-	-	3,584	-	-	-
Disability - active lives	-	-	2,597	-	-	-
Disability - disabled lives	-	-	16,155	-	-	-
Miscellaneous reserves	-	-	21,621	-	-	-
Gross reserves before reinsurance	340,793	2,338,663	3,056,691	242,378	242,360	242,356

Ceded reinsurance	-	-	21,214	-	-	-
Net reserves	$340,793	$2,338,663	$3,035,477	$242,378	$242,360	$242,356

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2020.

	General Account			Separate Account - Non-Guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$7,561	$15,815	$-	$-	$-
Universal life	317,787	317,648	320,376	-	-	-
Other permanent cash value life insurance	-	1,882,056	2,207,991	-	-	-
Variable universal life	35,239	35,236	35,334	217,151	217,131	217,128
Miscellaneous reserves	-	1,398	1,398	-	-	-
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	-	-	263,537	-	-	-
Accidental death benefits	-	-	3,481	-	-	-
Disability - active lives	-	-	2,825	-	-	-
Disability - disabled lives	-	-	16,745	-	-	-
Miscellaneous reserves	-	-	8,900	-	-	-

Gross reserves before reinsurance	353,026	2,243,899	2,876,402	217,151	217,131	217,128

Ceded reinsurance	-	-	26,019	-	-	-
Net reserves	$353,026	$2,243,899	$2,850,383	$217,151	$217,131	$217,128

The following table shows policy reserves associated with the Company’s and the consolidated Company’s life products.

	2021	2020

Life	$2,989,592	$2,818,432
Accidental death benefits	3,584	3,481
Disability - active lives	2,597	2,825
Disability - disabled lives	16,155	16,745
Miscellaneous	23,549	8,900
Life reserves from the separate accounts	242,356	217,128

Total life insurance policy reserves	$3,277,833	$3,067,511

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 10: Statutory Financial Data and Dividend Restrictions

Risk-based capital (“RBC”) requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s and the consolidated Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2021, CMFG Life’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC. At December 31, 2020, CMFG Life’s and MEMBERS Life’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

CMFG Life and its insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. CMFG Life could pay $282,414 in stockholder dividends in 2022 without the approval of the Insurance Department. CMFG Life has four indirect wholly-owned insurance subsidiaries that could pay an aggregate of $183,728 in stockholder dividends in 2022 without regulatory approval. CMFG Life has two other insurance subsidiaries for which all dividends require regulatory approval.

Note 11: Notes and Interest Payable

The following table provides the details of the Company’s notes and interest payable at December 31:

	2021	2020
FHLB borrowings	$140,004	$345,036
Total notes and interest payable	$140,004	$345,036

CMFG Life Insurance Company – Funding Agreements – Federal Home Loan Bank

The Company issues variable interest rate funding agreements to the FHLB in the general account. Variable interest on the variable interest rate agreements is calculated daily at floating rates that range from 0.4% to 0.7% in 2021, 0.4% to 2.3% in 2020 and 2.1% to 3.2% in 2019. The original maturities of the agreements range from 4 to 7 years. Recognized liabilities, included in liability for deposit-type contracts in the statutory statement of admitted assets, liabilities and capital and surplus, are matched to specific assets so that the liabilities and assets are aligned. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions.

The Company issues both fixed and variable interest rate funding agreements in the separate accounts. Fixed interest rates on borrowings ranged from 0.6% to 1.0% with original maturities ranging from 3 to 5 years in 2021 and 2020. Variable interest on borrowings was calculated daily at floating rates that ranged from 0.4% to 0.7% in 2021 and 0.4% to 2.3% in 2020. The original maturities of the agreements range from 4 to 7 years. The separate account invests in assets that match the duration and interest rate characteristics of the recognized liability, which is included in the liability for deposit-type contracts in the statutory basis statements of admitted assets, liabilities and capital and surplus. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

CMFG Life Insurance Company – Borrowings – Federal Home Loan Bank

CMFG Life has borrowing capacity as a result of contractual arrangements with the FHLB as evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that CMFG Life is entitled to borrow from the FHLB if it purchases FHLB restricted stock and provides securities as collateral for such borrowings. The Company must hold FHLB membership stock equal to 0.12% of the Company’s total assets, with an overall limitation of $10,000. The Company must also hold activity stock of 4% of the amount of outstanding advances. Interest on borrowings was calculated daily at floating rates that ranged from 0.28% to 0.36% in 2021, 0.28% to 1.85% in 2020, and 1.72% to 2.76% in 2019. Interest expense was $413, $1,906, and $2,857 for years ended December 31, 2021, 2020, and 2019. All borrowings were short-term in nature with maturity dates less than 90 days. Payments were due on the borrowings at various dates through 2021 with options of renewal available.

TruStage –Credit Agreement – Wells Fargo Bank

In November 2019, TruStage, CMFG Life, CUMIS and CMIC entered into a $400,000 five-year unsecured revolving credit agreement with Wells Fargo Bank, National Association and other lenders. The agreement matures in November 2024 and replaces the $250,000 facility entered into in June 2015. The facility has an unused fee assessed at 0.23% and 0.15% on the unused principal at December 31, 2021 and 2020, respectively. Interest amounts are calculated based on certain benchmark interest rates plus a spread that ranges from 1.125% to 1.625% based on TruStage, Inc.’s debt to capital ratio. TruStage is required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. CMFG Life and CUMIS are required to comply with minimum statutory RBC ratios. TruStage, CMFG Life and CUMIS were in compliance with these covenants at December 31, 2021 and 2020. As of December 31, 2021 and 2020, there were no outstanding borrowings under the facility and accordingly, the entire $400,000 facility was available for general corporate purposes.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Federal Home Loan Bank Information

The FHLB stock owned, borrowing capacity, collateral pledged, aggregate borrowing and reserves for the line of credit and funding agreements were as follows:

	2021	2020
Membership class B stock - nonredeemable	$10,000	$10,000
Activity stock	37,600	45,800

Total stock	$47,600	$55,800

Estimated borrowing capacity	$940,000	$1,145,000

Collateral pledged as of reporting date:
Carrying value - general account	$961,148	$1,142,942
Carrying value - separate account	249,986	355,822
Fair value - general account	1,066,029	1,231,004
Fair value - separate account	262,055	385,683
Maximum pledged during the reporting period:
Carrying value - general account	1,130,329	1,194,036
Carrying value - separate account	341,431	359,743
Fair value - general account	1,240,182	1,311,641
Fair value - separate account	371,090	392,028

Borrowing at time of maximum collateral - general account	$760,000	$725,000
Borrowing at time of maximum collateral - separate account	350,000	350,000
Maximum borrowing during reporting period - general account	850,000	950,000
Maximum borrowing during reporting period - separate account	350,000	350,000

Borrowing as of reporting date - general account	$140,000	$345,000
Funding agreements issued - general account	450,000	450,000

Total borrowings/funding agreements issued - general account	$590,000	$795,000

Funding agreements issued - general account	$450,000	$450,000
Funding agreements issued - separate account	350,000	350,000

Funding agreements issued - total	$800,000	$800,000

Funding agreement reserves - general account	$450,412	$450,357
Funding agreement reserves - separate account	350,136	350,122

Funding agreement reserves - total	$800,548	$800,479

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 12: Surplus Notes

The surplus notes are unsecured obligations of CMFG Life, ranking subordinate to the claims of policyholders and all other creditors. CMFG Life may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to and received approval from the applicable insurance regulatory authority. The first principal payment was made in July 2020. The Company is scheduled to make equal annual principal payments of $7,728 in July through 2030, subject to the foregoing regulatory approvals. Interest, at 8.5%, on the notes is payable semi-annually. CMFG Life is required to comply with certain financial covenants including maintenance of a minimum statutory RBC ratio and minimum total adjusted statutory capital level. At December 31, 2021, CMFG Life was in compliance with these covenants.

CMFG Life incurred and paid interest of $6,295, $7,225, $7,225 in 2021, 2020 and 2019, respectively. Additionally, the balance of the notes was $69,545 and $77,273 at December 31, 2021 and 2020, respectively.

Note 13: Commitments and Contingencies

Commitments

The Company and the consolidated Company had the following commitments outstanding at December 31.

	2021	2020

Limited partnerships	$1,181	$3,910
Investment in affiliated limited liability companies	1,237,535	1,109,633
LIHTC investments	72,907	57,403
Mortgage loans	2,550	24,000
Private placement bonds	47,764	23,250
Other	18,820	-

Total commitments	$1,380,758	$1,218,196

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Leases

The Company contracts for long term leases for office space, autos and equipment. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, as well as fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

The Company has the following future minimum operating lease payments as of December 31, 2021.

Future Minimum Operating Lease Payments

2022	$532
2023	398
2024	400
2025	237
2026	206
Thereafter	417

Total future minimum lease payments	$2,190

Rental expense included in the Company’s operations, excluding rent expense applicable to its own buildings, amounted to $1,240, $1,695, and $3,530 in 2021, 2020 and 2019, respectively.

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 14: Benefit Plans

Postretirement Benefit Plans

The Company has no ongoing obligation to the qualified pension plans in which its employees participate which are sponsored by its parent but contributes to the annual cost. The Company incurred no expenses for these plans in 2021 and the consolidated Company incurred no expenses for these plans 2020. In 2019, the consolidated Company incurred $10,000 of expenses.

The Company maintains non-qualified defined benefit plans for certain employees and directors, as well as postretirement benefit plans that provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. Retirement medical subsidies were eliminated January 1, 2016 for future retirees who do not meet certain age, years of service and/or employment status criteria. This was pursuant to the amendments to a collective bargaining agreement with represented employees.

The measurement date for all benefit plans is December 31.

The following tables provide information with respect to the benefit obligations for the years ended at December 31.

	Pension Benefits		Other Postretirement Benefits
	2021	2020	2021	2020

Reconciliation of benefit obligations:
Obligations at January 1	$46,519	$43,494	$90,686	$75,478

Service cost	1,081	678	2,304	1,691
Interest cost	763	1,637	2,582	2,873
Actuarial loss (gain)	3,093	3,258	(5,194)	12,768
Benefit payments	(2,427)	(2,548)	(1,648)	(2,124)
Prior service cost	-	-	1,170	-

Total benefit obligations at December 31	$49,029	$46,519	$89,900	$90,686

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following tables provide information with respect to the fair value of assets for the years ended December 31:

	Pension Benefits		Other Postretirement Benefits
	2021	2020	2021	2020

Reconciliation of fair value of plan assets:

Fair value of plan assets at January 1	$-	$-	$-	$-
Employer contributions	2,427	2,548	1,648	2,124
Benefit payments	(2,427)	(2,548)	(1,648)	(2,124)

Fair value of plan assets at December 31	$-	$-	$-	$-

The following tables provide information with respect to the funded status of the plans for the years ended at December 31:

	Pension Benefits		Other Postretirement Benefits
	2021	2020	2021	2020

Funded status at December 31	$(49,029)	$(46,519)	$(89,901)	$(90,686)

Accrued benefit asset (liability)	$(49,029)	$(46,519)	$(89,901)	$(90,686)

The following table provides information about pension benefits and other postretirement benefits for the plans for the years ended December 31:

	Pension Benefits		Other Postretirement Benefits
	2021	2020	2021	2020

Net prior service costs (benefit)	$-	$70	$1,028	$(327)
Net actuarial (gain) loss	16,406	14,655	6,648	12,204

Balance at end of year	$16,406	$14,725	$7,676	$11,877

The estimated net actuarial loss and prior service cost that will be amortized into net periodic benefit cost during 2022 for the non-qualified pension plans are $1,197 and $64, respectively. The estimated net actuarial gain and prior service cost that will be amortized for the other postretirement benefit plans are $0 and $17, respectively.

The accumulated benefit obligation (“ABO”) represents the actuarial net present value of estimated future benefit obligations. The ABO for pension plans was $44,632 and $44,637 at December 31, 2021 and 2020, respectively.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

The following table provides information with respect to the components of the net periodic benefit cost.

	Pension Benefits			Other Postretirement Benefits
	2021	2020	2019	2021	2020	2019

Service cost	$1,081	$678	$845	$2,304	$1,691	$1,260
Interest cost	763	1,637	2,020	2,582	2,873	3,063
Amortization of prior service cost	1,443	640	7	177	(185)	(39)
Amortization of net unrecognized (gain) loss	65	111	706	-	-	-
Net periodic benefit cost	$3,352	$3,066	$3,578	$5,063	$4,379	$4,284

The actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

	Pension Benefits		Other Postretirement Benefits
	2021	2020	2021	2020

Weighted average assumptions at December 31 for benefit cost:
Discount rate	2.7%	3.8%	2.9%	3.9%
Rate of compensation increase	4.3%	4.3%	4.3%	4.3%

Weighted average assumptions at December 31 for obligation:
Discount rate	3.0%	2.7%	3.1%	2.9%
Rate of compensation increase	5.3%	4.3%	5.3%	4.3%

For measurement purposes, a 5.4% annual rate of increase in the per capita cost of covered health care benefits was assumed, decreasing gradually to 3.7% for 2074 and thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% increase (or decrease) in the assumed health care cost trend rate for each year would increase (decrease) the accumulated other postretirement benefit obligation as of December 31, 2021 by $2,154 or ($1,961) and the annual net periodic other postretirement benefit cost for the year then ended by $67 or ($63).

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Estimated Future Benefit Payments

Expected future benefit payments for the years ended December 31 are as follows:

	Pension Benefits	Other Postretirement Benefits Including Subsidy

Estimated future benefit payments:
2022	$2,510	$2,405
2023	2,625	2,983
2024	2,616	3,309
2025	2,653	3,759
2026	2,692	4,079
2027-2031	14,142	21,734

The Company anticipates remitting $10,000 in 2022 to TruStage for TruStage’s contribution to the pension plans it sponsors for which the Company’s employees participate. Such remittance will be recorded as expense upon payment. For the remaining pension plans and other postretirement benefits, the employer contributions will be equivalent to the estimated 2022 benefits.

Defined Contribution Plans

The Company sponsors thrift and savings plans, which cover substantially all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company may make contributions based on certain criteria. The Company’s contributions for the year ended December 31, 2021 was $21,292 and the consolidated Company’s contributions for the years ended December 31, 2020 and 2019 were $19,913, and $18,300, respectively.

CMFG LIFE INSURANCE COMPANY

Notes to Statutory Basis Financial Statements

($ in 000s)

Note 15: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2021	2020

Nonadmitted assets:
Electronic data processing equipment and software	$(71,931)	$(80,113)
Furniture and equipment	(11,989)	(13,121)
Prepaid expenses and assets of 401(h) account	(42,218)	(40,137)
Net deferred tax asset	-	(10,116)
Intangible assets	(26,853)	-
Goodwill	(417,329)	-
Other	(18,832)	(10,733)

Total nonadmitted assets deducted from surplus	$(589,152)	$(154,220)

Asset valuation reserve	$(718,509)	$(576,750)
Unrealized capital gains (losses)	530,897	165,797

Note 16: Premiums Deferred and Uncollected

Deferred and uncollected insurance premiums as of December 31 are shown in the following table:

	2021		2020
	Gross	Net of Loading	Gross	Net of Loading

Ordinary new business	$83,358	$16,475	$78,826	$17,261
Ordinary renewal	270,210	213,269	219,498	168,994
Credit life	13,275	13,275	14,065	14,065
Group life	53,828	45,532	57,655	48,545
Accident and health	22,651	22,651	23,822	23,825
Nonadmitted receivables	(28)	(28)	(38)	(38)

Totals	$443,294	$311,174	$393,828	$272,652

Gross premium represents the amount of premium charged to the policyholders. The amount net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 17: Separate Accounts

Separate accounts represent funds that are invested to support the Company’s and the consolidated Company’s obligations under variable annuities, single premium deferred index annuities, single premium deferred modified guaranteed index annuities, flexible premium variable and index-linked deferred annuities, single premium deferred index-linked interest option annuity and variable universal life policies. The assets of the separate accounts are carried at fair value, with the exception of certain assets for the single premium deferred index annuity, single premium deferred modified guaranteed index annuity, flexible premium variable and index-linked deferred annuity and single premium deferred index-linked interest option annuity, which are carried at amortized cost, or the lower of amortized cost or fair value, based on the security’s NAIC designation. See Note 2, Summary of Significant Accounting Policies – Prescribed Statutory Accounting Practice for additional information regarding this prescribed practice.

The general account of the Company has a maximum guarantee of separate account variable annuity liabilities of $47,464 as of December 31, 2021 and the consolidated Company had $52,496 at December 31, 2020. The general account paid $169, $295, and $320 in 2021, 2020, and 2019, respectively, towards variable annuity guarantees. The separate account paid risk charges to the general account related to these guarantees of $5,053, $3,416, and $3,618 in 2021, 2020, and 2019, respectively.

Information relating to the Company’s and the consolidated Company’s separate account business as of December 31 is set forth in the tables below.

	2021		2020
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Reserves with assets held:
At fair value	$-	$2,074,231	$-	$2,103,142
At amortized cost	6,465,879	-	5,109,704	-

Total	$6,465,879	$2,074,231	$5,109,704	$2,103,142

Reserves with assets subject to
discretionary withdrawal:
At fair value	$-	$2,069,488	$-	$2,099,008
With fair value adjustment	6,465,879	-	5,109,704	-
Not subject to discretionary withdrawal	-	4,743	-	4,134

Total	$6,465,879	$2,074,231	$5,109,704	$2,103,142

The fair value of separate account assets held at amortized cost was $5,514,754 and $4,758,089 at December 31, 2021 and 2020, respectively. The unrealized gain (loss) on the assets held at amortized cost was $166,153 and $323,211 at December 31, 2021 and 2020, respectively.

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

The following table shows the premiums and deposits for contracts recorded in the separate accounts for the years ended December 31.

	2021		2020
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Non-guaranteed premiums, considerations and
deposits received for separate account policies	$1,498,522	$91,936	$1,117,065	$138,930

Total	$1,498,522	$91,936	$1,117,065	$138,930

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2021		2020
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Transfers to separate accounts	$1,498,522	$91,936	$1,117,065	$138,930
Transfers from separate accounts	(412,018)	(547,353)	(294,407)	(353,972)
Valuation adjustment	63	24	(1)	29

Net transfers to (from) separate accounts	$1,086,567	$(455,393)	$822,657	$(215,013)

CMFG LIFE INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Note 18: Reconciliation to 2019 Annual Statement

Subsequent to filing the consolidated Company’s 2019 annual statements with the Insurance Department, the consolidated Company reclassified its securities lending activity on the statutory basis statement of cash flows for presentation purposes.

The reconciliation from the 2019 MEMBERS Life and CMFG Life annual statements to the 2019 statutory basis financial statements is summarized below:

				As Reported in
	As Reported	As Reported	Total per	Consolidated
	in 2019	in 2019	2019 MEMBERS	Statutory
	MEMBERS	CMFG Life	Life and CMFG	Basis
	Life Annual	Annual	Life Annual	Financial
	Statements	Statements	Statements	Statements	Difference

Statutory basis statements of cash flows
Miscellaneous applications	$-	$25,488	$25,488	$171,495	$146,007
Net cash used in investing activities	$(4,566)	$(1,083,289)	$(1,087,855)	$(1,233,862)	$(146,007)

Cash from financing
and miscellaneous activities
Other cash provided (used)	$3,730	$32,980	$36,710	$182,717	$146,007
Net cash provided by (used in)
financing and miscellaneous
activities	$3,718	$152,515	$156,233	$302,240	$146,007

Note 19: Subsequent Events

The Company evaluated subsequent events from December 31, 2021 through March 17, 2022, the date the statutory basis financial statements were available for issuance. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

CMFG LIFE INSURANCE COMPANY Supplemental Schedules December 31, 2020

Supplemental Schedules

CMFG LIFE INSURANCE COMPANY Consolidating Statutory Basis Statement of Admitted Assets, Liabilities and Capital and Surplus December 31, 2020 (000s omitted)

		MEMBERS
Admitted Assets	CMFG Life	Life	Eliminations		Consolidated

Cash and invested assets
Bonds and notes	$9,428,194	$30,309	$-		$9,458,503
Common stocks - affiliated	1,190,764	-	(40,700)	A	1,150,064
Common stocks - unaffiliated	97,645	-	-		97,645
Preferred stocks	4,253	-	-		4,253
Mortgage loans	1,981,024	-	-		1,981,024
Real estate occupied by the Company,
at cost less accumulated depreciation	66,205	-	-		66,205
Real estate held for production of income,
at cost less accumulated depreciation	1,484	-	-		1,484
Contract loans	107,766	-	-		107,766
Derivatives	27,830	-	-		27,830
Other invested assets	1,249,405	-	-		1,249,405
Receivables for securities sold	2,947	-	-		2,947
Securities lending assets	387,166	-	-		387,166
Cash, cash equivalents and short-term investments	167,161	26,410	-		193,571

Total cash and invested assets	14,711,844	56,719	(40,700)		14,727,863
Premiums deferred and uncollected	272,897	-	(245)	C	272,652
Accrued investment income	83,609	257	-		83,866
Federal income taxes recoverable	191,684	3,278	-		194,962
Net deferred tax asset	101,592	255	-		101,847
Amounts due from reinsurers	8,729	12,718	(19,869)	C	1,578
Electronic data processing equipment -	-	-	-
at cost, less accumulated depreciation	7,163	-	-		7,163
Receivables from affiliates	108,198	223	(18,772)	B	89,649
Other assets	105,143	11	-		105,154
Separate account assets	8,431,350	230,314	-		8,661,664

Total admitted assets	$24,022,209	$303,775	(79,586)		$24,246,398

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate intercompany reinsurance agreements.

CMFG LIFE INSURANCE COMPANY Consolidating Statutory Basis Statement of Admitted Assets, Liabilities and Capital and Surplus continued December 31, 2020 (000s omitted)

		MEMBERS
Liabilities and Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated
Liabilities
Policy reserves
Life insurance and annuity contracts	$9,278,969	$-	$-		$9,278,969
Accident and health contracts	937,553	-	-		937,553
Liability for deposit-type contracts	776,997	-	-		776,997
Policy and contract claims	153,562	-	(594)	C	152,968
Dividends payable to policyholders	40,415	-	-		40,415
Advance premium and experience refunds	93,622	-	-		93,622
Reinsurance payable	4,563	7,397	(7,937)	C	4,023
Interest maintenance reserve	27,929	-	-		27,929
Liability for employee retirement plans	250,205	-	-		250,205
Amount held for others	30,705	27	(11,583)	C	19,149
Payable to affiliates	65,233	18,329	(18,772)	B	64,790
Commissions, expenses, taxes,
licenses, and fees accrued	192,876	499	-		193,375
Notes and interest payable	345,036	-	-		345,036
Asset valuation reserve	576,750	-	-		576,750
Derivatives	30,375	-	-		30,375
Payable for securities purchased	4,495	-	-		4,495
Margin liabilities	215,856	-	-		215,856
Other liabilities	9,651	15,925	-		25,576
Payable for securities lending	387,166	-	-		387,166
Transfers to separate accounts	(6,125)	(9,416)	-		(15,541)
Separate account liabilities	8,431,350	230,314	-		8,661,664
Total liabilities	21,847,183	263,075	(38,886)		22,071,372
Capital and surplus
Capital
Common stock	7,500	5,000	(5,000)	A	7,500
Paid-in surplus	70,837	31,153	(31,153)	A	70,837
Surplus notes	77,273	-	-		77,273
Unassigned surplus	2,019,416	4,547	(4,547)	A	2,019,416
Total capital and surplus	2,175,026	40,700	(40,700)		2,175,026
Total liabilities and capital and surplus	$24,022,209	$303,775	(79,586)		$24,246,398

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate intercompany reinsurance agreements.

CMFG LIFE INSURANCE COMPANY Consolidating Statutory Basis Statement of Operations Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated
Income
Premiums and other considerations			’
Life and annuity contracts	$4,124,107	$-	$-		$4,124,107
Accident and health contracts	581,429	-	-		581,429
Supplementary contracts	19,114	-	-		19,114
Net investment income	567,043	1,017	-		568,060
Reinsurance commissions	1,627	103,297	(103,297)	C	1,627
Commission and fee income	68,859	-	-		68,859
Other income (loss)	(25,984)	31,596	-		5,612

Total income	5,336,195	135,910	(103,297)		5,368,808

Benefits and expenses					-
Death and annuity benefits	710,976	-	-		710,976
Disability and accident and health benefits	228,389	-	-		228,389
Interest on deposit-type contracts	23,544	-	-		23,544
Other benefits to policyholders and beneficiaries	1,598	-	-		1,598
Surrender benefits	1,725,843	-	-		1,725,843
Payments on supplementary contracts
with life contingencies, interest and adjustments on
policy or deposit-type contract
funds, and group conversions	36,141	-	-		36,141
Increase in policy reserves-life and annuity contracts
and accident and health insurance	913,188	-	-		913,188
General insurance expenses	719,442	45,029	-		764,471
Insurance taxes, licenses, fees, and commissions	207,972	58,279	(103,297)	C	162,954
Net transfers to (from) separate accounts	575,736	31,908	-		607,644

Total benefits and expenses	5,142,829	135,216	(103,297)		5,174,748

CMFG LIFE INSURANCE COMPANY Consolidating Statutory Basis Statement of Operations, continued Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated

Income before dividends to policyholders,
federal income tax expense (benefit) and	$193,366	$694	$-	$194,060
net realized capital gains (losses)
Dividends to policyholders	42,151	-	-	42,151

Income before federal income tax expense (benefit)
and net realized capital gains (losses)	151,215	694	-	151,909
Federal income tax expense (benefit)	(99,024)	256	-	(98,768)

Income before net realized capital gains (losses)	250,239	438	-	250,677
Net realized capital gains (losses), excluding gains
transferred to IMR, net of tax expense	(87,421)	(241)	-	(87,662)

Net income	$162,818	$197	$-	$163,015

C. To eliminate intercompany reinsurance agreements.

CMFG LIFE INSURANCE COMPANY Consolidating Statutory Basis Statements of Changes in Capital and Surplus Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated
Capital and surplus at beginning of year	$2,197,648	$39,989	$(39,989)		$2,197,648
Additions (deductions)
Net income	162,818	197	-		163,015
Change in unrealized capital gains, net of tax	(143,161)	-	(711)	A	(143,872)
Change in unrealized foreign exchange
capital gains (losses), net of tax	1,038	-	-		1,038
Change in net deferred income tax	(8,342)	240	-		(8,102)
Change in nonadmitted assets	(4,993)	234	-		(4,759)
Change in asset valuation reserve	17,693	40	-		17,733
Change in employee retirement plans, net of tax	(12,149)	-	-		(12,149)
Dividends to stockholder	(38,000)	-	-		(38,000)
Change in paid-in surplus	8,000	-	-		8,000
Change in reserve valuation basis	2,201	-	-		2,201
Surplus note principal payments	(7,727)	-	-		(7,727)
Net additions (deductions)	(22,622)	711	(711)		(22,622)
Capital and surplus at end of year	$2,175,026	$40,700	$(40,700)		$2,175,026

A.       To eliminate CMFG Life’s indirect investment in MEMBERS Life.

CMFG LIFE INSURANCE COMPANY Consolidating Statutory Basis Statement of Cash Flows Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated
Cash from operating activities
Premiums and other considerations	$4,670,538	$(7,537)	$-		$4,663,001
Net investment income received	513,296	1,191	-		514,487
Reinsurance commissions	1,121	103,297	(103,297)	C	1,121
Other income	45,100	25,668	-		70,768
Policy and contract benefits and dividends paid	(2,694,713)	187	-		(2,694,526)
Operating expenses paid	(889,308)	(94,087)	103,297	C	(880,098)
Federal income taxes paid	(107,553)	(141)	-		(107,694)
Net transfers (to) from separate accounts	(658,806)	(34,175)	-		(692,981)
Net cash provided by (used in) operating activities	879,675	(5,597)	-		874,078
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,212,475	11,864	-		1,224,339
Stocks	116,573	-	-		116,573
Mortgage loans	241,784	-	-		241,784
Other invested assets	172,709	-	-		172,709
Miscellaneous proceeds	14,872	-	-		14,872
Total investment proceeds	1,758,413	11,864	-		1,770,277
Cost of investments acquired
Bonds and notes	1,535,730	7,951	-		1,543,681
Stocks	134,484	-	-		134,484
Mortgage loans	298,626	-	-		298,626
Real estate	14,832	-	-		14,832
Other invested assets	403,492	-	-		403,492
Miscellaneous applications	78,386	-	-		78,386
Total investments acquired	2,465,550	7,951	-		2,473,501
Net increase in contract loans	1,327	-	-		1,327
Net cash provided by (used in) investing activities	(705,810)	3,913	-		(701,897)

C.	To eliminate intercompany reinsurance agreements.

CMFG LIFE INSURANCE COMPANY Consolidating Statutory Basis Statement of Cash Flows, continued Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated
Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	$21,041	$-	$-	$21,041
Net deposits on deposit-type contracts	(2,755)	(26)	-	(2,781)
Payment of surplus notes	(7,727)			(7,727)
Dividends to stockholder	(38,000)	-	-	(38,000)
Other cash provided (used)	(42,022)	(917)	-	(42,939)
Net cash provided by (used in) financing
and miscellaneous activities	(69,463)	(943)	-	(70,406)
Net change in cash, cash equivalents and
short-term investments	104,402	(2,627)	-	101,775
Cash, cash equivalents and short-term
investments at the beginning of year	62,759	29,037	-	91,796
Cash, cash equivalents and short-term
investments at the end of year	$167,161	$26,410	$-	$193,571

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2021 (000s omitted)

Net investment income earned:
Government bonds	$7,365
Bonds exempt from U.S. tax	-
Other bonds (unaffiliated)	327,676
Bonds of affiliates	2,192
Preferred stocks (unaffiliated)	255
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	5,238
Common stocks of affiliates	95,000
Mortgage loans	98,450
Real estate	22,262
Premium notes, contract loans and liens	7,026
Cash	57
Cash equivalents	-
Short-term investments	-
Other invested assets	176,315
Derivatives	1,742
Aggregate write-in for net investment income	2,709
Gross net investment income	$746,287

Real estate owned - book value less encumbrances (excluding home office)	$114,248

Mortgage loans - book value:
Farm mortgages	$-
Residential mortgages	-
Commercial mortgages	1,960,658
Total mortgage loans	$1,960,658

Mortgage loans by standing - book value:
Good standing	$1,981,024
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-
Other long-term assets-statement value	1,854,917
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds	194,297
Preferred stocks	-
Common stocks	1,918,157

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2021 (000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$489,283
Over 1 year through 5 years	2,933,994
Over 5 years through 10 years	3,128,514
Over 10 years through 20 years	1,143,407
Over 20 years	1,526,614
No maturity	4,695
Total by maturity	$9,226,507

Bonds by class - statement value
Class 1	$5,513,013
Class 2	3,229,235
Class 3	436,125
Class 4	34,365
Class 5	12,035
Class 6	1,734
Total by class	$9,226,507

Total bonds publicly traded	$5,520,373
Total bonds privately placed	3,706,134

Preferred stocks - statement value	4,414
Common stocks - market value	80,579
Short-term investments - book value	-
Options, caps & floors - statement value	7,292
Options, caps & floors written and in force - statement value (excluding liabilities)	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value (excluding liabilities)	-
Cash	687
Cash equivalents	75,596

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2021 (000s omitted)

Life insurance in force:
Industrial
Ordinary	$41,474,770
Credit life	17,949,764
Group life	7,249,577

Amount of accidental death insurance in force under ordinary policies	1,102,566

Life insurance policies with disability provisions in force:
Industrial	-
Ordinary	624,900
Credit life	11,099
Group life	26

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2021 (000s omitted)

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	$116,377
Income payable	8,570

Ordinary - involving life contingencies
Income payable	30,528

Group - not involving life contingencies
Amount of deposit	-
Income payable	-

Group - involving life contingencies
Income payable	-

Annuities:
Ordinary
Immediate - amount of income payable	37,974
Deferred - fully paid - account balance	8,280,650
Deferred - not fully paid - account balance	1,249,412

Group
Immediate - amount of income payable	123,020
Fully paid account payable	-
Not fully paid - account balance	3,630,335

Accident and health insurance - premium in force
Ordinary	68,292
Group	309,109
Credit	302,628

Deposit funds and dividends accumulations:
Deposit funds - account balance	694
Dividend accumulations - account balance	141,600

CMFG LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2021 (000s omitted)

Claim payments 2021
Group accident and health - year ended December 31
2021	$43,444
2020	32,840
2019	3,513
2018	1,160
2017	302
Prior	3,204

Other accident and health
2021	2,979
2020	6,003
2019	4,185
2018	2,807
2017	1,269
Prior	1,822

Other coverages that use developmental methods to calculate claims reserves
2021	31,927
2020	32,497
2019	17,267
2018	11,925
2017	7,347
Prior	8,930

CMFG LIFE INSURANCE COMPANY Summary Investment Schedule December 31, 2021 (000s omitted)

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds
U.S. governments	$193,424	$193,424	1.2%
All other governments	6,723	6,723	0.0%
U.S. states, territories and possessions,
etc. guaranteed	25,835	25,835	0.2%
U.S. political subdivisions of states, territories,
and possessions, guaranteed	267,286	267,286	1.7%
U.S. special revenue and special assessment
obligations, etc. non-guaranteed	654,008	654,008	4.2%
Industrial and miscellaneous	7,880,240	7,880,240	50.9%
Hybrid securities	-	-	0.0%
Parent, subsidiaries and affiliates	194,297	194,297	1.3%
SVO identified funds	4,697	4,697	0.0%
Unaffiliated bank loans	-	-	0.0%
Total long-term bonds	9,226,510	9,226,510	59.5%
Preferred Stocks
Industrial and miscellaneous (unaffiliated)	4,414	4,414	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	4,414	4,414	0.0%
Common Stocks
Industrial and miscellaneous
Publicly traded (unaffiliated)	70,322	70,322	0.1%
Industrial and miscellaneous - other (unaffiliated)	10,257	10,257	0.0%
Parent, subsidiaries and affiliates - publicly traded	-	-	0.0%
Parent, subsidiaries and affiliates - other	2,335,486	1,918,157	10.8%
Mutual funds	-	-	0.0%
Unit investment trusts	-	-	0.0%
Total common stocks	2,416,065	1,998,736	10.9%
Mortgage loans	1,960,658	1,960,658	12.7%
Real estate	116,214	116,214	0.8%
Cash, cash equivalents and short-term investments	75,596	75,596	3.1%
Contract loans	105,777	105,777	0.7%
Derivatives	14,409	14,409	0.1%
Other invested assets	1,853,523	1,853,523	12.0%
Receivables for securities	24,724	24,366	0.2%
Securities lending	398,300	398,300	0.0%
Other - margin account deposits	1,057	1,057	0.0%
Total invested assets	$16,197,247	$15,779,560	100.0%

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2021

(To Be Filed by April 1)

Of The	CMFG Life Insurance Company

ADDRESS (City, State and Zip Code)	Madison , WI 53705

NAIC Group Code	0306	NAIC Company Code	62626	Federal Employer’s Identification Number (FEIN)	39-0230590

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$16,685,625,050

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	CUNA MUTUAL INVESTMENT CORPORATION	EQUITY	$1,241,582,004	7.4%
2.02	MCA FUNDS HOLDING LLC	EQUITY	$1,024,550,023	6.1%
2.03	MCA FUND III HOLDING LLC	BOND/EQUITY	$521,021,049	3.1%
2.04	AMERICAN MEMORIAL LIFE INSURANCE CO	EQUITY	$467,142,728	2.8%

2.05	MCA FUND II HOLDING LLC	EQUITY	$212,837,266	1.3%
2.06	UNION SECURITY INSURANCE CO	EQUITY	$209,431,800	1.3%
2.07	MCA FUND I HOLDING LLC	EQUITY	$99,682,198	0.6%
2.08	FREMF MORTGAGE TRUST	BOND	$55,638,782	0.3%
2.09	UBS COMMERCIAL MORTGAGE TRUST	BOND	$55,302,982	0.3%
2.10	FEDERAL HOME LN BK DES MOINES	EQUITY	$47,600,000	0.3%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3		4
3.01	NAIC-1	$5,513,013,334	33.0%	3.07	P/RP-1	$			%
3.02	NAIC-2	$3,229,235,248	19.4%	3.08	P/RP-2		$4,000,000		%
3.03	NAIC-3	$436,125,403	2.6%	3.09	P/RP-3	$			%
3.04	NAIC-4	$34,365,366	0.2%	3.10	P/RP-4	$			%
3.05	NAIC-5	$12,035,444	0.1%	3.11	P/RP-5		$413,696		%
3.06	NAIC-6	$1,734,015	%	3.12	P/RP-6	$			%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐ No ☒

If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments		$2,158,886,907	12.9%
4.03	Foreign-currency-denominated investments		$197,382,387	1.2%
4.04	Insurance liabilities denominated in that same foreign currency	$		%

SUPPLEMENT FOR THE YEAR 2021 OF THE CMFG Life Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$2,053,530,317	12.3%
5.02	Countries designated NAIC-2	$45,622,732	0.3%
5.03	Countries designated NAIC-3 or below	$59,733,858	0.4%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
6.01	Country 1: CAYMAN ISLANDS	$775,575,530	4.6%
6.02	Country 2: UNITED KINGDOM	$334,134,482	2.0%
	Countries designated NAIC - 2:
6.03	Country 1: MEXICO	$25,218,013	0.2%
6.04	Country 2: INDONESIA	$5,896,116	%
	Countries designated NAIC - 3 or below:
6.05	Country 1: SUPER-NATIONAL	$18,949,188	0.1%
6.06	Country 2: BARBADOS	$16,550,716	0.1%

		1	2
7.	Aggregate unhedged foreign currency exposure	$3,211,848		%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1		2
8.01	Countries designated NAIC-1		$2,413,047		%
8.02	Countries designated NAIC-2	$			%
8.03	Countries designated NAIC-3 or below		$798,801		%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1		2
	Countries designated NAIC - 1:
9.01	Country 1: NETHERLANDS ANTILLES		$2,413,047		%
9.02	Country 2:	$			%
	Countries designated NAIC - 2:
9.03	Country 1:	$			%
9.04	Country 2:	$			%
	Countries designated NAIC - 3 or below:
9.05	Country 1: BARBADOS		$496,323		%
9.06	Country 2: GUYANA		$302,478		%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Designation
10.01	VENTURE CDO LTD	1	$37,559,508	0.2%
10.02	CAPITAL INVESTORS EUROPE PBI L	1	$27,158,633	0.2%
10.03	OHA LOAN FUNDING LTD	1	$25,000,000	0.1%
10.04	SYMPHONY CLO LTD	1	$23,005,866	0.1%
10.05	CARLYLE GLOBAL MARKET STRATEGI	1	$20,360,651	0.1%
10.06	LINEAGE TREASURY EUROPE B.V.	2	$19,237,365	0.1%
10.07	MARATHON CLO LTD	1	$19,000,000	0.1%
10.08	TRANSURBAN QUEENSLAND	2	$19,000,000	0.1%
10.09	SIEMENS FINANCIERINGSMAT	1	$18,942,931	0.1%
10.10	WIND RIVER CLO LTD	1	$18,750,000	0.1%

285.1

SUPPLEMENT FOR THE YEAR 2021 OF THE CMFG Life Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒ No ☐

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$		%
11.03	Canadian-currency-denominated investments	$		%
11.04	Canadian-denominated insurance liabilities	$		%
11.05	Unhedged Canadian currency exposure	$		%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒ No ☐

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$		%
Largest three investments with contractual sales restrictions:
12.03		$		%
12.04		$		%
12.05		$		%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐ No ☒

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1	2	3
	Issuer
13.02	CUNA MUTUAL INVESTMENT CORPORATION	$1,241,582,004	7.4%
13.03	MCA FUNDS HOLDING LLC	$1,024,550,022	6.1%
13.04	AMERICAN MEMORIAL LIFE INSURANCE CO	$467,142,728	2.8%
13.05	MCA FUND III HOLDING LLC	$326,724,174	2.0%
13.06	MCA FUND II HOLDING LLC	$212,837,266	1.3%
13.07	UNION SECURITY INSURANCE CO	$209,431,800	1.3%
13.08	MCA FUND I HOLDING LLC	$99,682,198	0.6%
13.09	FEDERAL HOME LN BK DES MOINES	$47,600,000	0.3%
13.10	OWL ROCK CAPITAL CORP	$22,722,439	0.1%
13.11	CMG LIMITED (TAMILNAD	$6,307,140	%

285.2

SUPPLEMENT FOR THE YEAR 2021 OF THE CMFG Life Insurance Company

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒ No ☐

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$		%
Largest three investments held in nonaffiliated, privately placed equities:
14.03		$		%
14.04		$		%
14.05		$		%

Ten largest fund managers:

	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06		$	$	$
14.07		$	$	$
14.08		$	$	$
14.09		$	$	$
14.10		$	$	$
14.11		$	$	$
14.12		$	$	$
14.13		$	$	$
14.14		$	$	$
14.15		$	$	$

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒ No ☐

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$		%
Largest three investments in general partnership interests:
15.03		$		%
15.04		$		%
15.05		$		%

285.3

SUPPLEMENT FOR THE YEAR 2021 OF THE CMFG Life Insurance Company

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐ No ☒

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	COMMERCIAL	$30,000,000	0.2%
16.03	COMMERCIAL	$30,000,000	0.2%
16.04	COMMERCIAL	$29,693,361	0.2%
16.05	COMMERCIAL	$29,000,000	0.2%
16.06	COMMERCIAL	$27,000,000	0.2%
16.07	COMMERCIAL	$26,362,431	0.2%
16.08	COMMERCIAL	$25,500,000	0.2%
16.09	COMMERCIAL	$25,000,000	0.1%
16.10	COMMERCIAL	$21,679,198	0.1%
16.11	COMMERCIAL	$21,610,000	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Loans
16.12	Construction loans	$	%
16.13	Mortgage loans over 90 days past due	$	%
16.14	Mortgage loans in the process of foreclosure	$	%
16.15	Mortgage loans foreclosed	$	%
16.16	Restructured mortgage loans	$	%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential			Commercial			Agricultural
Loan to Value		1	2		3		4	5	6
17.01	above 95%	$		%	$		%	$		%
17.02	91 to 95%	$		%	$		%	$		%
17.03	81 to 90%	$		%		$30,837,692	0.2%	$		%
17.04	71 to 80%	$		%		$116,248,341	0.7%	$		%
17.05	below 70%	$		%		$1,813,572,122	10.9%	$		%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒ No ☐

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

Description
	1	2	3
18.02		$		%
18.03		$		%
18.04		$		%
18.05		$		%
18.06		$		%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?	Yes ☒ No ☐

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$		%
Largest three investments held in mezzanine real estate loans:
19.03		$		%
19.04		$		%
19.05		$		%

285.4

SUPPLEMENT FOR THE YEAR 2021 OF THE CMFG Life Insurance Company

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End			At End of Each Quarter
					1st Quarter		2nd Quarter		3rd Quarter
		1		2	3		4		5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)		$480,145,199	2.9%		$433,797,874		$472,972,552		$475,956,790
20.02	Repurchase agreements	$		%	$		$		$
20.03	Reverse repurchase agreements		$398,300,029	2.4%		$348,491,435		$398,272,855		$400,053,982
20.04	Dollar repurchase agreements	$		%	$		$		$
20.05	Dollar reverse repurchase agreements	$		%	$		$		$

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned			Written
		1	2		3	4
21.01	Hedging	$		%	$		%
21.02	Income generation	$		%	$		%
21.03	Other	$		%	$		%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End				At End of Each Quarter
						1st Quarter	2nd Quarter	3rd Quarter
		1		2		3	4	5
22.01	Hedging		$6,350,238		%	$4,076,309	$4,741,705	$4,902,928
22.02	Income generation	$			%	$	$	$
22.03	Replications	$			%	$	$	$
22.04	Other	$			%	$	$	$

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End				At End of Each Quarter
						1st Quarter	2nd Quarter	3rd Quarter
		1		2		3	4	5
23.01	Hedging		$270,600		%	$	$	$275,000
23.02	Income generation	$			%	$	$	$
23.03	Replications	$			%	$	$	$
23.04	Other	$			%	$	$	$

285.5

CMFG LIFE INSURANCE COMPANY
Reinsurance Contract Interrogatories
Year Ended December 31, 2021

1.	CMFG Life has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.
2.	CMFG Life has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.
3.	CMFG Life has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.
4.	CMFG Life has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.
5.	CMFG Life cedes an 80% quota share of certain fixed annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.